EXHIBIT 10.8







                              AMENDED AND RESTATED


                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of June 2, 2005

                                      Among

                             CATALOG RECEIVABLES LLC

                                    as Seller

                                       and

                             SPIRIT OF AMERICA, INC.

                                   as Servicer

                                       and

                        SHEFFIELD RECEIVABLES CORPORATION

                                  as Purchaser

                                       and

                                BARCLAYS BANK PLC

                                as Administrator









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ARTICLE I    PURCHASES AND REINVESTMENTS.....................................  2

     SECTION 1.01    Commitments to Purchase; Limits on Purchaser's
                     Obligations.............................................  2

     SECTION 1.02    Purchase Procedures; Assignment of Purchaser's
                     Interests...............................................  2

     SECTION 1.03    Reinvestments of Certain Collections; Payment of
                     Remaining Collections...................................  2

     SECTION 1.04    Asset Interest..........................................  3

     SECTION 1.05    Reduction of Facility Limit; Termination................  4

ARTICLE II   COMPUTATIONAL RULES.............................................  4

     SECTION 2.01    Computation of Senior Investor Balance..................  4

     SECTION 2.02    Computation of Earned Discount..........................  4

     SECTION 2.03    Estimates of Earned Discount Rate, Fees, etc............  4

ARTICLE III  SETTLEMENTS.....................................................  5

     SECTION 3.01    Settlement Procedures...................................  5

     SECTION 3.02    Deemed Collections; Reduction of Senior Investor
                     Balance, Etc............................................  8

     SECTION 3.03    Payments and Computations, Etc..........................  9

     SECTION 3.04    Treatment of Collections and Deemed Collections.........  9

     SECTION 3.05    Collection Account......................................  9

     SECTION 3.06    Reserve Account......................................... 10

     SECTION 3.07    Cash Collateral Account................................. 10

     SECTION 3.08    Accounts Generally...................................... 10

ARTICLE IV   FEES AND YIELD PROTECTION....................................... 11

     SECTION 4.01    Fees.................................................... 11

     SECTION 4.02    Yield Protection........................................ 11

     SECTION 4.03    Funding Losses.......................................... 13

ARTICLE V    CONDITIONS OF PURCHASES......................................... 14

     SECTION 5.01    Conditions Precedent to Initial Purchase................ 14

     SECTION 5.02    Conditions Precedent to All Purchases and
                     Reinvestments........................................... 15

ARTICLE VI   REPRESENTATIONS AND WARRANTIES.................................. 16

     SECTION 6.01    Representations and Warranties of Seller................ 16
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     SECTION 6.02    Representations and Warranties of Servicer.............. 17

ARTICLE VII  GENERAL COVENANTS OF SELLER AND SERVICER........................ 19

     SECTION 7.01    Covenants of Seller and Servicer........................ 19

     SECTION 7.02    Reporting Requirements of Seller and Servicer........... 21

     SECTION 7.03    Transaction Documents................................... 21

ARTICLE VIII ADMINISTRATION AND COLLECTION................................... 21

     SECTION 8.01    Designation of Servicer................................. 21

     SECTION 8.02    Duties of Servicer...................................... 22

     SECTION 8.03    Rights of the Administrator............................. 23

     SECTION 8.04    Limitation of Liability................................. 24

     SECTION 8.05    Further Action Evidencing Purchases and
                     Reinvestments........................................... 24

     SECTION 8.06    Application of Collections.............................. 24

     SECTION 8.07    Lockbox Accounts........................................ 24

     SECTION 8.08    Access to Records....................................... 25

ARTICLE IX   SECURITY INTEREST............................................... 25

     SECTION 9.01    Grant of Security Interest.............................. 25

     SECTION 9.02    Further Assurances...................................... 25

     SECTION 9.03    Remedies................................................ 25

ARTICLE X    LIQUIDATION EVENTS.............................................. 26

     SECTION 10.01   Liquidation Events...................................... 26

     SECTION 10.02   Remedies................................................ 27

ARTICLE XI   THE ADMINISTRATOR............................................... 27

     SECTION 11.01   Authorization and Action................................ 27

     SECTION 11.02   Administrator's Reliance, Etc........................... 28

     SECTION 11.03   Barclays and Affiliates................................. 28

     SECTION 11.04   Reliance by Administrator............................... 28

     SECTION 11.05   Non-Reliance............................................ 29

ARTICLE XII  ASSIGNMENT OF PURCHASER'S INTEREST.............................. 29

     SECTION 12.01   Restrictions on Assignments............................. 29

     SECTION 12.02   Rights of Assignee...................................... 30
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     SECTION 12.03   Evidence of Assignment.................................. 30

ARTICLE XIII INDEMNIFICATION................................................. 30

     SECTION 13.01   Indemnities by Seller................................... 30

ARTICLE XIV  MISCELLANEOUS................................................... 31

     SECTION 14.01   Amendments, Etc......................................... 31

     SECTION 14.02   Notices, Etc............................................ 31

     SECTION 14.03   No Waiver; Remedies..................................... 32

     SECTION 14.04   Binding Effect; Survival................................ 32

     SECTION 14.05   Costs, Expenses and Taxes............................... 32

     SECTION 14.06   No Proceedings/Purchaser................................ 32

     SECTION 14.07   No Proceedings/Seller and Transferor.................... 33

     SECTION 14.08   Confidentiality......................................... 33

     SECTION 14.09   Captions and Cross References........................... 34

     SECTION 14.10   Integration; Survival................................... 34

     SECTION 14.11   Governing Law........................................... 34

     SECTION 14.12   Waiver Of Jury Trial.................................... 35

     SECTION 14.13   Consent To Jurisdiction; Waiver Of Immunities........... 35

     SECTION 14.14   Execution in Counterparts............................... 35

     SECTION 14.15   No Recourse Against Other Parties....................... 35

     SECTION 14.16   Amendment and Restatement............................... 36


APPENDICES

Appendix A   Definitions
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SCHEDULES

Schedule A   Addresses

Schedule B   Payment Account

Schedule C   Lockbox Accounts

EXHIBITS

Exhibit A    Procedures of Independent Accountants
Exhibit B    Form of Cap Agreement
Exhibit C    Form of First Tier Agreement
Exhibit D    Form of Second Tier Agreement
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                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of June 2, 2005

         THIS IS AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), among CATALOG RECEIVABLES LLC, a Delaware limited liability company ("Seller"), SPIRIT OF AMERICA, INC., ("Spirit") a Delaware corporation, as servicer (in such capacity, "Servicer"), SHEFFIELD RECEIVABLES CORPORATION, a Delaware corporation ("Purchaser"), BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales ("Barclays"), as administrator for Purchaser (in such capacity, the "Administrator"). Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A.

                                   Background

     1. Seller is engaged in the business of purchasing receivables arising in revolving credit card accounts originated by Crosstown Traders, Inc., a Delaware corporation, and its subsidiaries.

     2. Seller has, and expects to have, Pool Receivables in which Seller intends to sell an undivided interest. Seller has requested Purchaser, and Purchaser has agreed, subject to the terms and conditions contained in this Agreement, to purchase such undivided interest, referred to herein as the Asset Interest, from Seller from time to time during the term of this Agreement (the "Transaction").

     3. Seller and Purchaser desire that, subject to the terms and conditions of this Agreement, certain of the daily Collections in respect of the Asset Interest be reinvested in Pool Receivables, which reinvestment shall constitute part of the Asset Interest.

     4. Spirit has been requested, and is willing, to act as the Servicer of the Pool Receivables in accordance with the terms hereof.

     5. Barclays has been requested, and is willing, to act as the Administrator.

     6. To effect the Transaction, Seller, Servicer, Purchaser and Administrator initially entered into the Receivables Purchase Agreement, dated as of May 18, 2005 (the "Prior RPA").

     7. This Agreement amends and restates the Prior RPA in its entirety to recognize the addition of each of the Sub-Originators as a Transferring Party.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                           PURCHASES AND REINVESTMENTS

     SECTION 1.01 Commitments to Purchase; Limits on Purchaser's Obligations. Upon the terms and subject to the conditions of this Agreement, from time to time prior to the Termination Date, Seller may request that Purchaser purchase from Seller ownership interests in the Pool Assets (each being a "Purchase") and Purchaser shall make such Purchase; provided that no Purchase shall be made by Purchaser to the extent that, after giving effect thereto, the then Senior Investor Balance would exceed the lesser of (a) the Facility Limit and (b) the Benchmark Amount; and provided further that each Purchase made pursuant to this
Section 1.01 shall have a Purchase Price of at least $500,000 and shall be in integral multiples of $250,000.

     SECTION 1.02 Purchase Procedures; Assignment of Purchaser's Interests.

     (a) Notice of Purchase. Each Purchase from Seller by Purchaser shall be made on notice from Seller to the Administrator received by the Administrator not later than 11:00 a.m. (New York City time) on the second Business Day before the date of such proposed Purchase. Each such notice of a proposed Purchase shall specify the desired amount and date of such Purchase. The "Purchase Price" for each Purchase shall be the lesser of (i) the amount requested by Seller pursuant to this Section 1.02(a) and (ii) the amount permitted pursuant to
Section 1.01.

     (b) Funding of Purchase. On the date of each Purchase, Purchaser shall, upon satisfaction of the applicable conditions set forth in Article V, make available to the Administrator at the Administrator's Office (or to such account as designated by the Administrator) the amount of its Purchase in same day funds, and after receipt by the Administrator of such funds, the Administrator will (a) apply such funds to make a deposit to the Cash Collateral Account to the extent necessary to cause the amount on deposit therein to equal or exceed the Required Cash Collateral Amount, and (b) make the remaining portion of such funds immediately available to Seller at such office or to such account as Seller shall designate in writing to the Administrator on or prior to the date hereof (or such other office or account as Seller shall designate from time to time).

     (c) Assignment of Asset Interest. Seller hereby sells, assigns and transfers to Purchaser, effective on and as of the date of each Purchase by the Purchaser hereunder, the corresponding undivided ownership interest in the Pool Assets.

     SECTION 1.03 Reinvestments of Certain Collections; Payment of Remaining Collections. (a) On the close of business on each Business Day during the period from the date hereof to the Final Payout Date, Servicer shall, out of all Collections received on such day:

          (i) determine the portion of such Collections attributable on such day to the Asset Interest by multiplying (x) the amount of such Collections times (y) the Asset Interest at such time;

          (ii) out of the portion of such Collections allocated to the Asset Interest pursuant to clause (i), set aside and deposit into the Collection Account within two Business Days an amount at least equal to the sum of the estimated amount of Earned


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     Discount accrued in respect of the Senior Investor Balance (based on rate information provided by the Administrator pursuant to Section 2.03), all other amounts due to Purchaser or the Administrator hereunder and the Servicer's Fee (in each case, accrued through such day) and an amount equal to any Cash Collateral Shortfall and any Reserve Account Shortfall not so previously set aside;

          (iii) apply the Collections allocated to the Asset Interest pursuant to clause (i) and not required to be set aside pursuant to clause (ii) to the purchase from Seller of ownership interests in Pool Assets (each such purchase being a "Reinvestment"); provided that (A) if the then Senior Investor Balance would exceed the Benchmark Amount, then the Servicer shall not reinvest, but shall set aside and deposit into the Collection Account within two Business Days, a portion of such Collections which, together with other Collections previously set aside and then so held in the Collection Account, shall equal the amount necessary to reduce the Senior Investor Balance to the Benchmark Amount; (B) if the conditions precedent to Reinvestment in Section 5.02 are not satisfied then Servicer shall not reinvest, but shall set aside and hold for the benefit of Purchaser, any of such remaining Collections, which Collections shall be deposited into the Collection Account within two Business Days; and (C) if the Seller shall have requested a reduction in the Senior Investor Balance, then, during the times specified in Section 3.02(b)(ii), Servicer shall not reinvest, but shall set aside and hold for the benefit of Purchaser, a portion of such Collections until the amount thereof not so reinvested shall equal the amount of such reduction; and

          (iv) pay to Seller (A) the portion of such Collections not allocated to the Asset Interest pursuant to clause (i) and (B) the Collections applied to Reinvestment pursuant to clause (iii).

     (b) Unreinvested Collections. Servicer shall set aside in the Collection Account and hold in trust for the benefit of Purchaser all Collections which pursuant to clause (iii) of Section 1.03(a), may not be reinvested in Pool Assets. If, prior to the date when such Collections are required to be paid to the Administrator for the benefit of Purchaser pursuant to Section 3.01, the amount of Collections so set aside exceeds the amount, if any, necessary to reduce the Senior Investor Balance to the Discounted Principal Receivables Balance, and the conditions precedent to Reinvestment set forth in Section 5.02 are satisfied, then the Servicer shall apply such Collections (or, if less, a portion of such Collections equal to the amount of such excess) to the making of a Reinvestment.

     SECTION 1.04 Asset Interest. (a) Components of Asset Interest. On any date the Asset Interest will represent Purchaser's combined undivided percentage ownership interest in (i) all then outstanding Pool Receivables, (ii) related Contracts, (iii) all Related Security with respect to such Pool Receivables,
(iv) all Collections with respect thereto, (v) all rights of Seller (directly or as assignee of Transferor) under the First Tier Agreement and the Second Tier Agreement, (vi) all books and records evidencing or related to the foregoing, and (vii) all proceeds of the foregoing (collectively, the "Pool Assets"); provided, that, the Pool Assets shall not include any interests in any returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Receivable.



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     (b) Computation of Asset Interest. On any date, the Asset Interest shall be equal to a fraction (expressed as a percentage), the numerator of which is the Senior Investor Balance and the denominator of which is the Benchmark Amount, each as of such day; provided, however, that during the Liquidation Period, the Asset Interest shall be the Asset Interest computed as of the day immediately preceding the commencement of the Liquidation Period; provided, further, that the Asset Interest shall not exceed 100%.

     (c) Frequency of Computation. The Asset Interest shall be computed as of the close of business on each Business Day (after giving effect to Section 1.03) and shall be reported as of the end of the Due Period in the Information Package delivered on each Report Date.

     SECTION 1.05 Reduction of Facility Limit; Termination. Upon three Business Days' prior written notice to the Administrator, the Seller may reduce the Facility Limit, or terminate this Agreement, provided that, after giving effect thereto, the Facility Limit is not less than the Senior Investor Balance. Any such reduction or termination shall be permanent.

                                   ARTICLE II

                               COMPUTATIONAL RULES

     SECTION 2.01 Computation of Senior Investor Balance. In making any determination of the Senior Investor Balance, the following rules shall apply:

     (a) Senior Investor Balance shall not be considered reduced by any allocation, setting aside or distribution of any portion of Collections unless such Collections shall have been actually delivered to the Administrator pursuant hereto; and

     (b) Senior Investor Balance shall not be considered reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or otherwise returned for any reason.

     SECTION 2.02 Computation of Earned Discount. In making any determination of Earned Discount, the following rules shall apply:

     (a) the Administrator shall determine the Earned Discount accruing with respect to the Senior Investor Balance, in accordance with the definition of Earned Discount;

     (b) no provision of this Agreement shall require the payment or permit the collection of Earned Discount in excess of the maximum permitted by applicable law; and

     (c) Earned Discount shall not be considered paid by any distribution if at any time such distribution is rescinded or otherwise returned for any reason.

     SECTION 2.03 Estimates of Earned Discount Rate, Fees, etc. For purposes of determining the amounts required to be set aside by Servicer pursuant to Section 1.03, the Administrator shall notify Servicer from time to time of the Earned Discount Rate applicable to the Senior Investor Balance and the rates at which fees and other amounts are accruing hereunder. It is understood and agreed that
(i) the Earned Discount Rate may change from time


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to time, (ii) certain rate information provided by the Administrator to Servicer shall be based upon the Administrator's good faith estimate, (iii) the amount of Earned Discount actually accrued with respect to any Settlement Period may exceed, or be less than, the amount set aside with respect thereto by Servicer, and (iv) the amount of fees or other payables accrued hereunder with respect to any Settlement Period may exceed, or be less than, the amount set aside with respect thereto by Servicer. Failure to set aside any amount so accrued shall not relieve Servicer of its obligation to remit Collections to the Administrator with respect to such accrued amount, as and to the extent provided in Section 3.01.

                                  ARTICLE III

                                   SETTLEMENTS

     SECTION 3.01 Settlement Procedures.

     The parties hereto will take the following actions with respect to each Settlement Period:

     (a) Information Package. On or before the Report Date preceding each Settlement Date, Servicer shall deliver to the Administrator an electronic mail containing such information as shall be agreed in writing by Servicer and the Administrator prior to the Initial Funding Date (each, an "Information Package").

     (b) Earned Discount; Other Amounts Due. (i) On the tenth day before each Settlement Date, the Administrator shall notify Servicer of (x) the amount of Earned Discount that will have accrued in respect of the Senior Investor Balance during such Settlement Period (the amount of such Earned Discount shall be calculated using an estimate of the CP Rate, if necessary, for the remaining days in such Settlement Period; provided that each such estimated amount shall be adjusted as provided in the following paragraph (ii)), and (y) all fees and other amounts accrued and payable by Seller under this Agreement (other than the Senior Investor Balance).

          (ii) If the Administrator shall have notified Servicer of the estimated amount of Earned Discount as provided in clause (i) above with respect to a Settlement Period and, on or prior to the applicable Settlement Date, the Administrator shall have determined that such estimate is inaccurate, the Administrator shall notify Servicer as soon as reasonably practicable and the Earned Discount for the subsequent Settlement Period shall be adjusted as follows. If the actual Earned Discount exceeds the estimated amount thereof, such excess shall be added to the Earned Discount for the subsequent Settlement Period (and in any event paid to the Administrator by Seller on or prior to the Final Payout
     Date). If the actual Earned Discount is less than the estimated amount thereof, the difference shall be subtracted from the Earned Discount for the subsequent Settlement Period (and in any event credited to amounts owed by Seller to the Administrator by Seller on the Final Payout Date). Notwithstanding the foregoing, any reconciliation in respect of the final Settlement Period as a consequence of any estimate described above shall be effected on the final Settlement Date.



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     (c) Settlement Date Procedure - Reinvestment Period. On the twentieth
(20th) day of each calendar month (commencing in August, 2005), or if such day is not a Business Day, the next succeeding Business Day (each, a "Settlement Date") prior to the Termination Date, the Servicer shall transfer from the Collection Account all Available Funds, and shall apply such amount in the following order:

          (1) to the Administrator on behalf of the Purchaser, an amount equal to the (i) Earned Discount accrued during such Settlement Period, plus any previously accrued Earned Discount not paid on a prior Settlement Date, and
     (ii) Program Fees accrued during such Settlement Period, plus any previously accrued Program Fees and not paid on a prior Settlement Date;

          (2) to the Administrator on behalf of the Purchaser, an amount equal to the Unused Program Fees accrued during such Settlement Period, plus any previously accrued Unused Program Fees not paid on a prior Settlement Date;

          (3) to the Administrator, an amount equal to the amount, if any, necessary to reduce the Senior Investor Balance to the Benchmark Amount (calculated after giving effect to any distribution to be made from the Cash Collateral Account on such day) and to reduce the Senior Investor Balance in accordance with Section 3.02(b), which amount shall be distributed by the Administrator to the Purchaser for application to the Senior Investor Balance;

          (4) to the Servicer, an amount equal to the Servicer's Fee for such preceding Due Period, plus any previously accrued and unpaid Servicer's Fee for the payment of the accrued and unpaid Servicer's Fees;

          (5) to the Reserve Account, to the extent necessary to cause funds on deposit therein to equal the Required Reserve Account Amount;

          (6) to the Cash Collateral Account, to the extent necessary to cause funds on deposit therein to equal (or, if Seller shall so direct, to exceed) the Required Cash Collateral Amount; and

          (7) to the Administrator, all other amounts then due under this Agreement to the Administrator, the Purchaser, the Affected Parties or the Indemnified Parties;

          (8) to, or at the direction of, Seller any remaining amounts.

     (d) Settlement Date Procedure - Liquidation Period. On each Settlement Date during the Liquidation Period, the Servicer shall transfer from the Collection Account all Available Funds, and shall apply such amount in the following order:

          (1) to the Administrator on behalf of the Purchaser, an amount equal to the (i) Earned Discount accrued during such Settlement Period, plus any previously accrued Earned Discount not paid on a prior Settlement Date, and



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     (ii) Program Fees accrued during such Settlement Period, plus any previously accrued Program Fees and not paid on a prior Settlement Date;

          (2) to the Administrator on behalf of the Purchaser, an amount equal to the Unused Program Fees accrued during such Settlement Period, plus any previously accrued Unused Program Fees not paid on a prior Settlement Date;

          (3) to the Administrator, an amount equal to any remaining Purchaser's Share of Collections until the Senior Investor Balance is reduced to zero, which amount shall be distributed by the Administrator to the Purchaser for application to the Senior Investor Balance;

          (4) to the Servicer, an amount equal to the Servicer's Fee for such preceding Due Period, plus any previously accrued and unpaid Servicer's Fee for the payment of the accrued and unpaid Servicer's Fees;

          (5) to the Administrator, all other amounts then due under this Agreement to the Administrator, the Purchaser, the Affected Parties or the Indemnified Parties; and

          (6) to, or at the direction of, Seller any remaining amounts.

     (e) Non-Distribution of Servicer's Fee. Unless the Administrator gives written notice to the contrary to Servicer (which notice may be given at any time), from and after the date on which the amounts (if any) set aside pursuant to Section 1.03 for any Settlement Period in respect of payments required to be made prior to the payment of the Servicer's Fee on the related Settlement Date are sufficient to make such payments, the amounts (if any) set aside pursuant to
Section 1.03 in respect of the Servicer's Fee may be paid to Servicer, in which case no distribution shall be made in respect of Servicer's Fee pursuant to clause (c) or (d) above.

     (f) Cap Agreements.

          (i) Prior to the Initial Funding Date, Seller shall obtain a Cap Agreement in substantially the form of Exhibit B. The Cap Agreement shall entitle the Seller to receive monthly the Cap Payment, if any, as set forth in the Cap Agreement. Payments received by Seller under the Cap Agreement shall be deposited in the Collection Account within two Business Days of such receipt (or, if earlier, on the related Settlement Date), except that any payments received under a Cap Agreement as a result of the early termination thereof may instead be applied by Seller to the acquisition of a Replacement Interest Rate Cap.

          (ii) The Administrator hereby appoints the Servicer to act as calculation agent under the Cap Agreements and the Servicer accepts such appointment.



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     SECTION 3.02 Deemed Collections; Reduction of Senior Investor Balance, Etc.

     (a) Deemed Collections. If on any day

          (i) any Pool Receivable is

               (A) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, or any incorrect billing or other adjustment by Seller or any Affiliate of Seller,

               (B) reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof against Seller or any Affiliate of Seller or any other Person (whether such claim arises out of the same or a related or an unrelated transaction), or

               (C) reduced on account of the obligation of Seller to pay to the related Obligor any rebate or refund; or

          (ii) any of the representations or warranties of Seller set forth in
     Section 6.01(j) were not true when made with respect to any Pool Receivable, or any of the representations or warranties of Seller set forth in Section 6.01(j) are no longer true with respect to any Pool Receivable, then, on such day, Seller shall be deemed to have received a Collection of such Pool Receivable

               (I) in the case of clause (i) above, in the amount of such reduction or cancellation; and

               (II) in the case of clause (ii) above, in the outstanding amount of such Pool Receivable.

If Seller shall have deposited into the Collection Account the full outstanding amount of any Pool Receivable pursuant to this Section 3.2(a), Purchaser and the Administrator shall reconvey any interest they have in such Pool Receivable, and the Contracts and Related Security with respect thereto, to Seller, without representation or warranty, but free and clear of all liens created by Purchaser and the Administrator. Any such reconveyed Receivable (and the Contracts and Related Security with respect thereto) shall be released from the ownership and security interests created under this Agreement and shall no longer be considered Pool Assets. It is understood and agreed that Seller may reconvey any such released Receivables, Contracts and Related Securities to Transferor, and Transferor may reconvey such assets to Parent Originator, in accordance with the terms of the Second Tier Agreement and the First Tier Agreement. At the expense of Seller, the Administrator and Purchaser shall execute such instruments and documents as Seller shall reasonably request to evidence such release, and, subject to giving at least five Business Days prior written notice to the Administrator, Seller is authorized to file amendments to the financing statements filed against the Transferring Parties in connection with the Transaction Documents to evidence such release.



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     (b) Seller's Optional Reduction of Senior Investor Balance. Seller may at
any time elect to reduce the Senior Investor Balance as follows:

          (i) Seller shall give the Administrator at least three Business Days' prior written notice of such reduction (including the amount of such proposed reduction and the proposed date on which such reduction will commence),

          (ii) on the proposed date of commencement of such reduction and on each day thereafter, Servicer shall refrain from reinvesting Collections pursuant to Section 1.03 until the amount thereof not so reinvested shall equal the amount of such reduction, and

          (iii) Servicer shall hold such Collections in trust for Purchaser, pending payment to the Administrator, as provided in Section 3.01;

provided that,

               (A) the amount of any such reduction shall be not less than $100,000 and the Senior Investor Balance after giving effect to such reduction shall be not less than $100,000 (unless such reduction reduces Senior Investor Balance to zero), and

               (B) Seller shall use reasonable efforts to attempt to choose a reduction amount, and the date of commencement thereof, so that such reduction shall commence and conclude in the same Settlement Period to the extent possible.

     SECTION 3.03 Payments and Computations, Etc.

     (a) Payments. All amounts to be paid or deposited by Seller or Servicer to the Administrator or any other Person hereunder (other than amounts payable under Section 4.02) shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States of America in same day funds to the Administrator at the bank account listed on Schedule B, for credit to such account as the Administrator shall specify.

     (b) Method of Computation. All computations of interest, Earned Discount, any fees payable under Sections 4.01(a) and (b) and any other fees payable by Seller to Purchaser or the Administrator in connection with Purchases or the Asset Interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

     SECTION 3.04 Treatment of Collections and Deemed Collections. Seller shall deliver to Servicer all Collections deemed received by Seller pursuant to
Section 3.02(a) during any Due Period by no later than the second Business Day preceding the related Settlement Date, and Servicer shall deposit any deemed Collections to the Collection Account within two Business Days of receipt thereof. So long as Seller shall hold any Collections or deemed Collections required to be paid to Servicer or the Administrator, it shall hold such Collections in trust and shall clearly mark its records to reflect such trust; provided that Seller shall not be required to hold such Collections in a separate deposit account containing only such Collections.

     SECTION 3.05 Collection Account. Seller shall establish an Eligible Account in the name of the Seller, which is designated as the "Collection Account". The Collection Account shall be maintained at the Transaction Account Bank subject to the terms of the Account Control Agreement and Section 3.08.

     SECTION 3.06 Reserve Account.

     (a) Seller shall establish an Eligible Account in the name of the Seller until the Senior Investor Balance is reduced to zero, which is designated as the "Reserve Account". The Reserve Account shall be maintained at the Transaction Account Bank subject to the terms of the Account Control Agreement and Section 3.08.

     (b) If on any Settlement Date a Shortfall shall exist, the Administrator shall withdraw from the Reserve Account an amount equal to the lesser of such Shortfall or the amount on deposit in the Reserve Account, and apply such funds in the same manner as Collections pursuant to Section 3.01(c) or 3.01(d), as applicable.

     (c) If on any Settlement Date or on the Final Payout Date, as applicable, after giving effect to all other withdrawals from and payments to the Reserve Account, the funds on deposit in the Reserve Account (exclusive of earnings on the investment of such funds) shall exceed the Required Reserve Account Amount, the Servicer (with prior written notice to the Administrator) shall withdraw such excess and pay such excess to, or at the direction of, Seller.

     SECTION 3.07 Cash Collateral Account.

     (a) Seller shall establish an Eligible Account in the name of the Seller until the Senior Investor Balance is reduced to zero, which is designated as the "Cash Collateral Account". The Cash Collateral Account shall be maintained at the Transaction Account Bank subject to the terms of the Account Control Agreement and Section 3.08.

     (b) If on any Settlement Date a Shortfall shall remain after giving effect to any application of funds from the Reserve Account pursuant to Section 3.06, the Administrator shall withdraw from the Cash Collateral Account an amount equal to the lesser of such Shortfall or the amount on deposit in the Cash Collateral Account, and apply such funds in the same manner as Collections pursuant to Section 3.01(c) or 3.01(d), as applicable.

     (c) If on any Settlement Date or on the Final Payout Date, as applicable, after giving effect to all other withdrawals from and payable to the Collection Account, the funds on deposit in the Cash Collateral Account (exclusive of earnings on the investment of such funds) shall exceed the Required Cash Collateral Amounts and Seller shall request Servicer to do so, the Servicer (with prior written notice to the Administrator) shall withdraw such excess and pay such excess to, or at the direction of, Seller.

     SECTION 3.08 Accounts Generally.

     (a) Funds on deposit in each Transaction Account shall be invested by the Transaction Account Bank in Permitted Investments at the direction of Seller. Such investments made at any time will mature so that funds will be available for withdrawal no later than the following Settlement Date. All earnings on such investment during any such Settlement Period shall be deemed to be Available Funds on the related Settlement Date.

     (b) If any Transaction Account shall cease to be an Eligible Account, the Administrator, until the Senior Investor Balance has been reduced to zero, shall, as necessary, cause each such account to be moved to an institution at which it shall be an Eligible Account.

     (c) The Administrator shall have exclusive control of the Transaction Accounts. To the extent that a Transaction Account constitutes a "securities account" as defined in Section 8-501(a) of the UCC, the Transaction Account Bank shall act as securities intermediary and will treat the Administrator as entitled to exercise the rights that comprise such property, including all security entitlements, securities, financial assets, investment property and instruments (each as defined in the UCC) attributable to such Transaction Account. In the event that a Transaction Account is not considered to be a "securities account" under applicable law, such Transaction Account shall be deemed to be a "deposit account" (as defined in the UCC) to the extent a security interest can be granted and perfected under the UCC in such Transaction Account as a deposit account, and the Transaction Account Bank shall maintain such account not as a securities intermediary but as a "bank" (as defined in the UCC). The Administrator shall be deemed to be the customer of the Transaction Account Bank for purposes of such Transaction Account and as such shall be entitled to all rights that customers of banks have under applicable law with respect to deposit accounts, including the right to withdraw funds from, or close, such Transaction Account (which rights shall be exercised in accordance with the terms of this Agreement). Unless a Replacement Event shall take place and be continuing, the Administrator shall instruct the Transaction Account Bank to allow Servicer access to funds in the Transaction Accounts in order to effect the application of funds described in (and subject to the terms of) this Agreement and the other Transaction Documents.

                                   ARTICLE IV

                            FEES AND YIELD PROTECTION

     SECTION 4.01 Fees.

     (a) Structuring Fee. Seller shall pay to the Administrator a structuring fee ("Structuring Fee") payable on such dates and in such amounts as are set forth in the letter dated the date hereof from the Administrator to Seller (the "Structuring Fee Letter").

     (b) Other Fees. Seller shall pay to the Administrator, for the account of the Purchaser, certain ongoing fees payable on such dates and in such amounts as are set forth in the letter dated the date hereof from the Administrator to Seller (the "Program Fee Letter").

     SECTION 4.02 Yield Protection.

     (a) If (i) Regulation D or (ii) any Regulatory Change occurring after the date hereof:

               (A) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of Earned Discount), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party;

               (B) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party;

               (C) shall impose any other condition affecting any Asset Interest owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to make Purchases or Reinvestments or to provide funding therefor; or

               (D) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses, deposit insurance premiums or similar charges;

and the result of any of the foregoing is or would be:

          (x) to increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) an Affected Party funding or making or maintaining any Purchases or Reinvestments, any purchases, reinvestments, or loans or other extensions of credit under the Liquidity Agreement, or any commitment of such Affected Party with respect to any of the foregoing,

          (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, or under the Liquidity Agreement with respect thereto, or

          (z) in the reasonable determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved but for Regulation D or such Regulatory Change, then within thirty days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction. This Section 4.02(a) shall not apply to taxes.

     (b) Each Affected Party will promptly notify Seller and the Administrator of any event of which it has knowledge which will entitle such Affected Party to compensation pursuant to this Section 4.02; provided, however, no failure to give or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation.

     (c) In determining any amount provided for or referred to in this Section 4.02, an Affected Party may use any reasonable averaging and attribution methods that it (in its sole discretion) shall deem applicable. Any Affected Party when making a claim under this Section 4.02 shall submit to Seller a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of demonstrable error, be conclusive and binding upon Seller.

     (d) Purchaser agrees that it shall use its reasonable best efforts to take any action that will avoid the need to pay, or reduce the amount of, any increased amounts referred to in paragraph (a); provided that Purchaser shall not be obligated to take any actions that would, in the reasonable opinion of Purchaser, be disadvantageous to Purchaser.

     (e) Subject to Section 4.02(g), any and all payments made under this Agreement shall be made free and clear of, and without deduction for, any and all present or future Taxes. If any amount of Taxes shall be required by law to be deducted from or in respect of any sum payable hereunder to any Foreign assignee or participant of Purchaser, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.02(e)), such Foreign assignee or participant of Purchaser, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) Seller shall make such deductions and (iii) Seller shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (f) Each Foreign assignee or participant of Purchaser, on or prior to the date pursuant to which it becomes an assignee or participant of Purchaser, and from time to time thereafter if requested in writing by Seller (unless such Foreign assignee or participant of Purchaser can no longer lawfully do so due to a change in law subsequent to the date it became an assignee or participant of Purchaser hereunder), shall provide Seller with Internal Revenue Service Form W-8BEN or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Foreign assignee or participant of Purchaser is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest to zero or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

     (g) For any period with respect to which a Foreign assignee or participant of Purchaser has failed to provide the Seller with the appropriate form described in Section 4.02(f) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided), such Foreign assignee or participant of Purchaser shall not be entitled to payments of additional amounts under Section 4.02(e).

     SECTION 4.03 Funding Losses. In the event that the Purchaser or any Liquidity Bank shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Purchaser or such Liquidity Bank to make any Purchase or Liquidity Funding or maintain any Purchase or Liquidity Funding) as a result of
(i) any settlement with respect to any portion of the Senior Investor Balance being made on any day other than a Settlement Date, or (ii) any Purchase not being made in accordance with a request therefore under Section 1.02 (other than by reason of (a) a default by the Purchaser or such Liquidity Bank, (b) Purchaser's failure to make available to the Administrator the required funds as set forth in Section 1.02(b) or (c) the Administrator's failure to make available the required funds to Seller as set forth in Section 1.02(b)), then, upon written notice from the Administrator to Seller and Servicer, Seller shall pay to Servicer, and Servicer shall pay to the Administrator for the account of the Purchaser or such Liquidity Bank, the amount of such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon the Seller and Servicer.

                                   ARTICLE V

                             CONDITIONS OF PURCHASES

     SECTION 5.01 Conditions Precedent to Initial Purchase. The initial Purchase hereunder is subject to the satisfaction of the conditions specified under this
Section 5.01 on or before the Initial Funding Date (any or all of which may be waived by the Administrator in its sole discretion).

     (a) The Administrator shall have received the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Administrator:

          (i) Certified copies of resolutions of the Board of Directors, Managers or members, as applicable, of each of the Seller, the Transferor, the Originators and the Servicer authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party;

          (ii) Certified copy of the organizational documents and governing instruments, as applicable, of each of the Seller, the Transferor, the Originators and the Servicer;

          (iii) Good standing certificates for each of the Seller, the Transferor, the Originators and the Servicer issued as of a recent date acceptable to the Administrator by the Secretary of State of the jurisdiction where the Seller, the Transferor, each Originator and the Servicer, respectively, is organized;

          (iv) A certificate of the Secretary or an Assistant Secretary of each of the Seller, the Transferor, the Originators and the Servicer certifying the names of its officer or officers authorized to sign this Agreement and other Transaction Documents to which it is a party;

          (v) Such proper financing statements (Form UCC-1), to be filed against each of the Seller, the Transferor and the Originators as may be necessary or, in the opinion of the Administrator, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect Purchaser's interests in the Pool Assets;

          (vi) A search report provided in writing to the Administrator, listing all effective financing statements that name any of the Originators, the Transferor or the Seller as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection (e) above and in such other jurisdictions that Administrator shall reasonably request, together with copies of such financing statements (none of which shall cover any Pool Assets);

          (vii) Favorable opinions of counsel to the Seller, the Transferor, the Originators and the Servicer, in form and substance reasonably satisfactory to the Administrator;

          (viii) A written agreement between Servicer and the Administrator as to the form and required content of the Information Package, and a pro forma Information Package, prepared in respect of the proposed initial Purchase, as of a date no more than 3 Business Days prior to the Initial Funding Date; and

          (ix) Fully executed copies of the Fee Letter, the First Tier Agreement, the Second Tier Agreement, the Account Control Agreement, the FSC Guaranty and the Cap Agreement, each of which agreements shall be in form and substance reasonably satisfactory to the Administrator;

     (b) each of the Transaction Accounts shall have been established; and

     (c) the Stock Purchase Agreement shall have been executed and delivered by the parties thereto in a form substantially similar to the form disclosed to the Administrator prior to the date hereof (or with such changes as could not reasonably be expected to have a Material Adverse Effect), a copy of such Stock Purchase Agreement shall have been delivered to the Administrator, and each Originator shall have become a direct or an indirect subsidiary of Charming Shoppes Inc. as contemplated thereby.

     SECTION 5.02 Conditions Precedent to All Purchases and Reinvestments. Each Purchase (including the initial Purchase) and each Reinvestment hereunder shall be subject to the further conditions precedent that on the date of such Purchase or Reinvestment the following statements shall be true (and Seller by accepting the amount of such Purchase or by receiving the proceeds of such Reinvestment shall be deemed to have certified that):

     (a) the representations and warranties contained in Sections 6.01 and 6.02 are correct in all material respects on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (except to the extent they explicitly refer to an earlier date),

     (b) no event has occurred and is continuing, or would result from such Purchase or Reinvestment, that constitutes a Liquidation Event or Unmatured Liquidation Event,

     (c) after giving effect to each proposed Purchase or Reinvestment, the Senior Investor Balance will not exceed the lesser of the Facility Limit and the Benchmark Amount, and

     (d) the Termination Date shall not have occurred,

provided, however, the absence of the occurrence and continuance of an Unmatured Liquidation Event shall not be a condition precedent to any Reinvestment or any Purchase which does not cause the Senior Investor Balance, after giving effect to such Reinvestment or Purchase, to exceed the Senior Investor Balance as of the opening of business of the day of such Reinvestment or Purchase.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     SECTION 6.01 Representations and Warranties of Seller. As of the Closing Date, the Initial Funding Date and each other date specified in Section 5.02, Seller represents and warrants as follows:

     (a) Organization and Good Standing. Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Pool Receivables.

     (b) Due Qualification. Seller is duly qualified to do business and is in good standing (or is exempt from such requirement), and has obtained all necessary licenses and approvals, in all jurisdictions in which the failure to so qualify or obtain such licenses or approvals would have a Material Adverse Effect.

     (c) Power and Authority; Due Authorization. Seller (i) has all necessary power, authority and legal right to (A) execute and deliver the Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, and (C) sell and assign the Asset Interest on the terms and conditions herein provided and (ii) has duly authorized by all necessary limited liability company action the execution, delivery and performance of the Transaction Documents to which it is a party and the sale and assignment of the Asset Interest on the terms and conditions herein provided.

     (d) Enforceability. This Agreement constitutes, and each other Transaction Document to be executed by Seller when duly executed and delivered will constitute, a legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) No Conflict. The execution and delivery of this Agreement and each other Transaction Document, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.

     (f) No Violation. The consummation of the transactions contemplated by the Transaction Documents and the fulfillment of the terms thereof will not violate in any material respect any Requirements of Law applicable to the Seller.

     (g) No Proceedings. There are no proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, could reasonably be expected to have a Material Adverse Effect or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document.

     (h) All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Seller of this Agreement and each other Transaction Document, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof, have been obtained.

     (i) Investment Company Act. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (j) Quality of Title. Immediately prior to the transfer of an interest therein to Purchaser, each Pool Receivable, together with each other Pool Asset, is owned by Seller free and clear of any Lien (other than any Lien arising solely as the result of any action taken by Purchaser (or any assignee thereof) or by the Administrator); when Purchaser makes a Purchase or Reinvestment, it shall have acquired and shall at all times thereafter continuously maintain a valid and perfected first priority security interest in the Asset Interest, free and clear of any Lien (other than any Lien arising solely as the result of any action taken by Purchaser (or any assignee thereof) or by the Administrator); and no financing statement or other instrument similar in effect naming Seller as debtor or Seller covering any Pool Receivable or any other Pool Asset is on file in any recording office except (i) financing statements evidencing Liens released on the Initial Funding Date, which financing statements will be terminated within ten days after the Initial Funding Date, and (ii) such as may be filed in favor of Purchaser or the Administrator in accordance with this Agreement or in connection with any Lien arising solely as the result of any action taken by Purchaser (or any assignee thereof) or by the Administrator.

     SECTION 6.02 Representations and Warranties of Servicer. As of the Closing Date, the Initial Funding Date and each other date specified in Section 5.02, Servicer represents and warrants as follows:

     (a) Organization and Good Standing. Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to service the Pool Receivables.

     (b) Due Qualification. Servicer is duly qualified to do business and is in good standing (or exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the failure to so qualify or obtain such licenses or approvals would have a Material Adverse Effect.

     (c) Power and Authority; Due Authorization. Servicer (i) has all necessary power, authority and legal right to (A) execute and deliver the Transaction Documents to which it is a party, and (B) carry out the terms of the Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of the Transaction Documents to which it is a party.

     (d) Enforceability. This Agreement constitutes, and each other Transaction Document to be executed by the Servicer when duly executed and delivered will constitute, a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) No Conflict. The execution and delivery of this Agreement and each other Transaction Document, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it or any of its properties are bound.

     (f) No Violation. The consummation of the transactions contemplated by the Transaction Documents and the fulfillment of the terms thereof will not violate in any material respect any Requirements of Law applicable to the Servicer.

     (g) No Proceedings. There are no proceedings pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any other Transaction Document, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document.

     (h) All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Servicer of this Agreement and each other Transaction Document, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof, have been obtained.

     (i) Credit and Collection Policy. The copy of the Credit and Collection Policy delivered by or on behalf of Servicer to the Administrator prior to the Closing Date is a true and complete copy thereof, as in effect on the Closing Date.

                                  ARTICLE VII

                    GENERAL COVENANTS OF SELLER AND SERVICER

     SECTION 7.01 Covenants of Seller and Servicer. From the date hereof until the Final Payout Date, the Seller and Servicer, each as to itself, hereby covenants and agrees as follows:

     (a) UCC Matters. The Seller shall not change its name, identity, limited liability company structure or state of registration in any manner that would
(i) make any financing statement or continuation statement filed in accordance with this Agreement "seriously misleading" within the meaning of Section 9-506, 9-507 or 9-508 of the UCC or any other applicable provisions of the UCC or (ii) change the location of the Seller for purposes of Section 9-307 of the UCC, unless it shall have given to the Administrator at least thirty (30) days' prior written notice thereof and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) necessary or advisable in the reasonable opinion of the Administrator to amend all previously filed financing statements or continuation statements, or to file appropriate new financing statements.

     (b) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Pool Receivable and the related Account and Contract, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Pool Receivable and the related Account and Contract, and will comply in all material respects with all other Requirements of Law in connection with servicing each Pool Receivable and the related Account and Contract, the failure to comply with which would have a Material Adverse Effect.

     (c) No Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Pool Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in compliance with the Credit and Collection Policy.

     (d) Protection of the Purchaser's Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of the Purchaser in, or to receive, the Collections, nor shall it reschedule, revise or defer payments due on any Pool Receivable except in accordance with the respective cardholder agreements and Credit and Collection Policy.

     (e) Receivables Not to be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of a Pool Receivable, the Servicer will take no action to cause any Pool Receivable to be evidenced by any "instrument" (as defined in the UCC).

     (f) Preservation of Corporate Existence.

          (i) The Seller covenants and agrees to maintain at all times its existence as a limited liability company and all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any right, privilege or franchise (a) that the Seller determines, in its reasonable, good faith business judgment, is no longer necessary or desirable in the conduct of its business, and (b) the loss of which will not adversely affect the rights of the Administrator or the Purchaser or have a Material Adverse Effect.

          (ii) The Servicer covenants and agrees maintain at all times its corporate existence and all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any right, privilege or franchise (a) that the Servicer determines, in its reasonable, good faith business judgment, is no longer necessary or desirable in the conduct of its business, and (b) the loss of which will not adversely affect the rights of the Administrator or the Purchaser or have a Material Adverse Effect

     (g) Access to Information. The Seller and the Servicer covenant and agree to permit the Administrator or any of its agents or representatives, during regular business hours and upon at least two Business Days' prior notice (A) to examine all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Seller or of Servicer relating to Pool Receivables, including, without limitation, the related Accounts and Contracts and other agreements, and (B) to visit the offices and properties of Seller or of Servicer for the purpose of examining such materials described in clause (A) above; provided, however, that, unless a Liquidation Event is continuing, no more than one such review shall be conducted during each fiscal year of Servicer.

     Unless otherwise agreed by the parties hereto, any information obtained by the Administrator pursuant to this Section 7.01(g) shall be held in confidence by the Administrator unless and to the extent such information (i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding or (iii) is required by any Requirement of Law. In the case of any disclosure permitted by clause (ii) or (iii), the Administrator shall use commercially reasonable efforts to (x) provide the Seller with advance notice of any such disclosure and (y) cooperate with the Seller in limiting the extent or effect of any such disclosure.

     (h) Credit and Collection Policies. The Servicer shall comply in all material respects with its Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

     (i) Collections. The Seller shall transfer to the Servicer all Collections received by the Seller in respect of the Pool Receivables as soon as practicable after receipt thereof by the Seller; provided that deemed Collections shall be transferred to the Servicer in accordance with Section 3.02. The Servicer shall cause all collections received by the Servicer to be deposited into the Collection Account within 2 Business Days after receipt thereof.

     (j) Status of Seller. The Seller shall maintain its existence as a bankruptcy remote entity and hereby agrees to comply with the limitations on its activities set forth in Section 9(j) of its LLC Agreement.

     (k) Sales, Liens, Etc. Except as otherwise provided herein, Seller shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Pool Receivable or related Account or Contract or Related Security, or any interest therein.

     (l) Replacement Servicer. The Servicer shall provide within 60 days after the Closing Date a written plan (the "Replacement Servicer Plan"), which is acceptable to the Administrator, for transferring its servicing duties with respect to the Pool Receivables, the related Accounts and Contracts to a replacement servicer in the instance of a Replacement Event.

     SECTION 7.02 Reporting Requirements of Seller and Servicer. From the date hereof until the Final Payout Date, Seller and Servicer shall, unless the Administrator shall otherwise consent in writing, furnish to the Administrator:

     (a) Liquidation and Replacement Events. As soon as possible and in any event within five Business Days after the occurrence of any Liquidation Event, any Unmatured Liquidation Event or any Replacement Event, a notice of such event;

     (b) Litigation. As soon as possible and in any event within three Business Days of Seller's or Servicer's knowledge thereof, notice of (i) any litigation, investigation or proceeding which could have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation;

     (c) Change in Credit and Collection Policy. In the case of Servicer, prior to its effective date, notice of any material change in the Credit and Collection Policy, which, in the Servicer's reasonable opinion, could have a Material Adverse Effect; it being understood and agreed that the Administrator shall promptly deliver a copy of any such notice to Moody's; and

     (d) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of the Originators, the Seller and the Transferor as the Administrator may from time to time reasonably request in order to protect the interests of the Administrator or Purchaser under this Agreement.

     SECTION 7.03 Transaction Documents. Neither Seller nor Servicer shall amend, modify, waive or provide consent under the provisions of any agreement expressly referenced in the definition of "Transaction Document" unless the Administrator shall have given its prior written consent, which shall not be unreasonably withheld. Seller and Servicer shall take such actions as the Administrator shall reasonably request to enforce the rights and remedies of Seller under the Transaction Documents, including any rights it may have as assignee of Transferor.

                                  ARTICLE VIII

                          ADMINISTRATION AND COLLECTION

     SECTION 8.01 Designation of Servicer.

     (a) Appointment of Servicer. The servicing, administering and collection of the Pool Receivables shall be conducted by the Person designated as Servicer hereunder ("Servicer") from time to time in accordance with this Section 8.01. Until the Administrator gives to Seller and to Servicer a Successor Notice (as defined in Section 8.01(b)), Spirit of America, Inc. is hereby designated as, and hereby agrees to perform the duties and obligations of, Servicer pursuant to the terms hereof.

     (b) Successor Notice. Upon Servicer's receipt of a notice from the Administrator of the Administrator's designation of a new Servicer (a "Successor Notice"), Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrator reasonably believes will facilitate the transition of the performance of such activities to the new Servicer, and the Administrator (or its designee) shall assume each and all of Seller's obligations to service and administer such Receivables, on the terms and subject to the conditions herein set forth, and Servicer shall use its best efforts to assist the Administrator (or its designee) in assuming such obligations. The Administrator agrees not to give Servicer a Successor Notice until after the occurrence of a Replacement Event, in which case such Successor Notice may be given at any time in the Administrator's discretion. If Servicer disputes the occurrence of a Replacement Event, Servicer may take appropriate action to resolve such dispute; provided that Servicer must terminate its activities hereunder as Servicer and allow the newly designated Servicer to perform such activities in accordance with the Replacement Servicer Plan on the date provided by the Administrator as described above, notwithstanding the commencement or continuation of any proceeding to resolve the aforementioned dispute; provided, further that in the event that such dispute is resolved in favor of Servicer and no other Replacement Event has occurred and is continuing, at Seller's written request, Servicer shall be reinstated as Servicer.

     (c) Subcontracts. Servicer may, with the prior consent of the Administrator, subcontract with any other person for servicing, administering or collecting the Pool Receivables, provided that (i) Servicer shall remain liable for the performance of the duties and obligations of Servicer pursuant to the terms hereof and (ii) such subcontract provides for termination upon the occurrence of a Liquidation Event. The Administrator hereby acknowledges and consents to the appointment of Parent Originator and/or Total System Services, Inc. as an approved subcontractor.

     SECTION 8.02 Duties of Servicer.

     (a) Appointment; Duties in General. Each of Seller, Purchaser and the Administrator hereby appoints as its agent Servicer, as from time to time designated pursuant to Section 8.01, to enforce its rights and interests in and under the Pool Receivables, the Related Security and the related Contracts. Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

     (b) Documents and Records. Seller shall deliver to Servicer, and Servicer shall hold in trust for Seller and Purchaser in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Pool Receivables.

     (c) Certain Duties to Seller. Servicer shall, as soon as practicable following receipt, turn over to Seller (i) that portion of Collections of Pool Receivables representing Seller's undivided interest therein, and (ii) the Collections of any Receivable which is not a Pool Receivable. Servicer, if other than Seller, shall, as soon as practicable upon demand, deliver to Seller all documents, instruments and records in its possession that evidence or relate to

Receivables of Seller other than Pool Receivables, and copies of documents, instruments and records in its possession that evidence or relate to Pool Receivables.

     (d) Termination. Servicer's authorization under this Agreement shall terminate upon the Final Payout Date.

     (e) Power of Attorney. Seller hereby grants to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Seller all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Seller or transmitted or received by Purchaser (whether or not from Seller) in connection with any Receivable.

     (f) Procedures of Independent Accountants. No later than May 31 of each calendar year, commencing May 31, 2006, Servicer shall cause a firm of nationally recognized independent certified public accountants to perform the procedures described in Exhibit A hereto, and to provide a report with respect to such procedures to the Administrator. It is understood and agreed that such accountants may also perform other services for Servicer or its Affiliates. Such report may assume the accuracy of information provided by Servicer's third party agents (other than Originators), and the accountants may qualify the report in a manner that is typical for reports of this type.

     SECTION 8.03 Rights of the Administrator.

     At any time following the designation of a Servicer other than Spirit of America, Inc. pursuant to Section 8.01:

          (i) The Administrator may direct the Obligors of Pool Receivables, or any of them, to pay all amounts payable under any Pool Receivable directly to the Administrator or its designee.

          (ii) Seller shall, at the Administrator's request and at Seller's expense, give notice of the ownership of the Pool Receivables by Purchaser to each said Obligor and direct that payments be made directly to the Administrator or its designee.

          (iii) Seller shall, at the Administrator's request, (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) which evidence the Pool Receivables, and the related Accounts and Contracts and Related Security, or which are otherwise reasonably necessary or desirable to service such Pool Receivables, and make the same available to the Administrator at a place selected by the Administrator and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner reasonably acceptable to the Administrator and promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator.

          (iv) Each of Seller and Purchaser hereby authorizes the Administrator, and grants to the Administrator an irrevocable power of attorney, to take any and all steps in Seller's name and on behalf of Seller and Purchaser which are reasonably necessary or desirable, in the determination of the Administrator, to collect all amounts due under any and all Pool Receivables, including, without limitation, endorsing Seller's name on checks and other instruments representing Collections and enforcing such Pool Receivables and the related Contracts; provided that the Administrator shall not exercise its rights under such Power of Attorney unless a Successor Notice shall have been delivered pursuant to Section 8.01(b).

     SECTION 8.04 Limitation of Liability. The Administrator and the Purchaser shall not have any obligation or liability with respect to any Pool Receivables, Contracts or Accounts related thereto or any other related agreements, nor shall any of them be obligated to perform any of the obligations of Seller thereunder.

     SECTION 8.05 Further Action Evidencing Purchases and Reinvestments.

     (a) Further Assurances. Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Administrator or its designee may reasonably request in order to perfect, protect or more fully evidence the Purchases hereunder and the resulting Asset Interest, or to enable Purchaser or the Administrator or its designee to exercise or enforce any of their respective rights hereunder or under any Transaction Document. Without limiting the generality of the foregoing, Seller will upon the request of the Administrator or its designee execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

     (b) Additional Financing Statements; Performance by Administrator. Seller hereby authorizes the Administrator or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pool Assets now existing or hereafter arising in the name of Seller. If Seller fails to perform any of its agreements or obligations under this Agreement, the Administrator or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Administrator or its designee incurred in connection therewith shall be payable by Seller as provided in Section 14.05.

     SECTION 8.06 Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to Seller shall, except as otherwise specified by such Obligor, as required by the underlying Contract or law or unless the Administrator instructs otherwise, be applied, first, as a Collection of any Pool Receivable or Receivables then outstanding of such Obligor in the order of the age of such Pool Receivables or Receivables, starting with the oldest of such Pool Receivable or Receivables and, second, to any other indebtedness of such Obligor.

     SECTION 8.07 Lockbox Accounts.

     (a) The Servicer hereby confirms that Schedule C hereto describes all of the Lockbox Accounts into which Collections will be paid as of the Initial Funding Date. Within 60 days of the Initial Funding Date, Servicer and Seller shall cause each bank at which a Lockbox Account is maintained to enter into a Lockbox Agreement with Seller, Servicer and the Administrator.

Neither Seller nor Servicer shall establish, or permit to be established, any other Lockbox Account unless the related account bank shall have entered into a Lockbox Agreement with Seller, Servicer and the Administrator.

     (b) Servicer shall direct all Obligors to make payments in respect of the Receivables to a Lockbox Account described in the notice given to the Administrator pursuant to clause (a) above or to another Lockbox Account as to which a Lockbox Agreement is in effect.

     (c) The Administrator shall be entitled to exercise its rights under the Lockbox Agreement during the continuance of a Liquidation Event or a Replacement Event, and agrees that it shall not exercise such rights at any other time.

     SECTION 8.08 Access to Records. The Administrative Agent and the Purchaser agree, for the benefit of the Bank Agent, that the Bank Agent may have reasonable access to any books and records of the Transferring Parties, and use any equipment (including data processing equipment) of the Transferring Parties, that may be in the possession or control of the Administrative Agent and the Purchaser during reasonable business hours and at its own expense, but without any obligation to pay rent or compensation to the Transferring Parties, the Administrative Agent or the Purchaser, to the extent necessary to service and collect upon the collateral on which the Bank Agent has a lien.

                                   ARTICLE IX

                                SECURITY INTEREST

     SECTION 9.01 Grant of Security Interest. To secure all obligations of Seller and Servicer arising in connection with this Agreement and each other Transaction Document to which either of them is a party, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Indemnified Amounts, payments on account of Collections and fees, in each case pro rata according to the respective amounts thereof, Seller hereby assigns and grants to the Administrator, for the benefit of the Secured Parties, a security interest in all of Seller's right, title and interest (including specifically any undivided interest retained by Seller hereunder) now or hereafter existing in, to and under (i) all the Pool Assets, (ii) the Transaction Accounts and all funds and other financial assets credited thereto, (iii) the Cap Agreement, and (iv) proceeds of the foregoing.

     SECTION 9.02 Further Assurances. The provisions of Section 8.05 shall apply to the security interest granted under Section 9.01 as well as to the Purchases, Reinvestments and all the Asset Interests hereunder.

     SECTION 9.03 Remedies. Upon the occurrence of a Liquidation Event, Purchaser shall have, with respect to the collateral granted pursuant to Section 9.01, and in addition to all other rights and remedies available to Purchaser or the Administrator under this Agreement or other applicable law, all the rights and remedies of a secured party upon default under the UCC.

                                   ARTICLE X

                               LIQUIDATION EVENTS

     SECTION 10.01 Liquidation Events. The following events shall be "Liquidation Events" hereunder:

     (a) Seller, Transferor, any Originator or Servicer shall fail to perform or observe in any material respect any term, covenant or agreement that is an obligation of Seller, Transferor, any Originator or Servicer under the Transaction Documents (other than as referred to in clause (b) next following) and such failure shall remain unremedied for fifteen days after (1) written notice thereof shall have been given by the Administrator to Seller, Transferor, any Originator or Servicer, as applicable, or (2) Seller, Transferor, any Originator or Servicer, as applicable, has actual knowledge thereof, and such failure shall have a Material Adverse Effect; or

     (b) Seller, Transferor, any Originator or Servicer shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for more than one Business Day; or

     (c) Any representation or warranty made or deemed to be made by the Seller, Transferor, any Originator or the Servicer under a Transaction Document or Information Package or other information or report delivered pursuant hereto shall prove to have been incorrect in any material respect when made and shall continue to be incorrect for a period of fifteen days after (i) written notice thereof shall have been given by the Administrator to the Seller or the Servicer (if Seller or its Affiliate is Servicer) or (ii) Seller or the Servicer (if Seller or its Affiliate is Servicer) has actual knowledge thereof, and such incorrect statement shall have a Material Adverse Effect; provided, that with respect to the breach of the representations or warranties set forth in Section 6.01(j), compliance by Seller with the provisions of Section 3.02 in respect thereof shall be deemed to cure such breach; or

     (d) An Event of Bankruptcy shall have occurred and remain continuing with respect to the Seller, the Transferor, the Servicer or any Originator; or

     (e) Any Originator, Seller or Transferor shall become an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

     (f) On any Settlement Date, the Average Excess Spread Percentage is less than 1.0%; or

     (g) On any Settlement Date, the Average Monthly Principal Payment Rate Percentage is less than 6.0%; or

     (h) On any Settlement Date, the Average Dilution Percentage is greater than 8.0%; or

     (i) Any Originator, Seller, Transferor or Servicer (if Servicer is Seller or its Affiliate) is subject to a Change in Control; or

     (j) Any Originator shall become unable for any reason to transfer Receivables to the Transferor pursuant to the First Tier Agreement; or the Transferor shall become unable for any reason to transfer Receivables to the Seller pursuant to the Second Tier Agreement; or

     (k) On any Settlement Date (after giving effect to all allocations of funds on such date), the Senior Investor Balance shall exceed the Benchmark Amount by more than $100,000, and such condition shall be unremedied for more than five Business Days; or

     (l) A Cap Replacement Event shall have occurred and be continuing.

     SECTION 10.02 Remedies.

     (a) Optional Liquidation. Upon the occurrence of a Liquidation Event (other than a Liquidation Event described in subsection (d) of Section 10.01), the Administrator shall, at the request, or may with the consent, of Purchaser, by notice to Seller declare the Purchase Termination Date to have occurred and the Liquidation Period to have commenced.

     (b) Automatic Liquidation. Upon the occurrence of a Liquidation Event described in subsection (d) of Section 10.01, the Purchase Termination Date shall occur and the Liquidation Period shall commence automatically.

     (c) Optional Waiver. Upon the occurrence of any Liquidation Event, the Administrator, acting on behalf of the Purchaser, shall have the right to waive such Liquidation Event by providing a written notice of such waiver to the Seller and the Servicer, in which event clauses (a) and (b) above shall not be applicable to such Liquidation Event. The Administrator will promptly give Moody's written notice of the execution of any such waiver.

                                   ARTICLE XI

                                THE ADMINISTRATOR

     SECTION 11.01 Authorization and Action. Purchaser hereby irrevocably appoints, designates and authorizes the Administrator to take such action as agent on its behalf under the provisions of this Agreement or any other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to the Administrator by the terms of this Agreement or any other Transaction Document, together with such powers as are reasonably incidental thereto. The Administrator shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with the Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrator shall be read into this Agreement or any other Transaction Document or otherwise exist for the Administrator. In performing its functions and duties hereunder and under the other Transaction Documents, (i) the Administrator shall act solely as agent for the Purchaser and the Secured Parties and (ii) the Administrator shall not be deemed to have assumed any obligation or relationship of trust or agency with or for any Transferring Party or the Servicer or any of such parties' successors or assigns. The Administrator shall not be required to take any action that exposes the Administrator to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law.

The appointment and authority of the Administrator hereunder shall terminate immediately following the Final Payout Date.

     SECTION 11.02 Administrator's Reliance, Etc. The Administrator and its directors, officers, agents or employees shall not be (i) liable to Purchaser for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents, including, without limitation, the servicing, administering or collecting of Pool Receivables as Servicer pursuant to Section
8.01 (except for its or their own gross negligence, breach of contract or willful misconduct) or (ii) responsible in any manner to the Purchaser for any recitals, statements, representations or warranties made by any Transferring Party or the Servicer contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Transferring Party or the Servicer to perform its obligations hereunder or thereunder, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. Without limiting the generality of the foregoing, the
Administrator: (a) may consult with legal counsel (including counsel for Seller), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to Purchaser or any other holder of any interest in Pool Receivables and shall not be responsible to Purchaser or any such other holder for any statements, warranties or representations made in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of Seller or to inspect the property (including the books and records) of Seller; (d) shall not be responsible to Purchaser or any other holder of any interest in Pool Receivables for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document; and (e) shall not be deemed to have knowledge of any Unmatured Liquidation Event or Liquidation Event unless the Administrator has received notice from any Transferring Party, the Servicer or the Purchaser.

     SECTION 11.03 Barclays and Affiliates. Barclays and any of its Affiliates may generally engage in any kind of business with Seller or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of Seller or any Obligor or any of their respective Affiliates, all as if Barclays were not the Administrator and without any duty to account therefor to Purchaser or any other holder of an interest in Pool Receivables.

     SECTION 11.04 Reliance by Administrator. The Administrator shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller (it being understood that counsel to the Seller has no duty to or client-relationship with the Administrator)), independent accountants and other experts selected by the Administrator. The Administrator shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Purchaser as it deems appropriate and it shall first be indemnified to its satisfaction, provided that unless and until the Administrator shall have received such advice, or unless the Purchaser shall have directed the Administrator to take or refrain from taking any action, the Administrator may take or refrain from taking any action, as the Administrator shall deem advisable and in the best interest of the Purchaser. The Administrator shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Purchaser and such request and any action taken or failure to act pursuant thereto shall be binding upon the Purchaser.

     SECTION 11.05 Non-Reliance. The Purchaser expressly acknowledges that none of the Administrator or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrator hereafter taken, including, without limitation, any review of the affairs of any Transferring Party or the Servicer, shall be deemed to constitute any representation or warranty by the Administrator. The Purchaser represents and warrants to the Administrator that it has and will, independently and without reliance upon the Administrator and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

                                  ARTICLE XII

                       ASSIGNMENT OF PURCHASER'S INTEREST

     SECTION 12.01 Restrictions on Assignments.

     (a) Except as provided in the next sentence, neither the Seller nor Servicer may assign its rights, or delegate its duties hereunder or any interest herein without the prior written consent of the Administrator. Servicer may assign its rights as Servicer under this Agreement to any of its Affiliates without prior written consent of the Administrator, provided that Servicer shall have given the Administrator ten days' prior written notice thereof. Purchaser may not assign its rights hereunder (although it may delegate its duties hereunder as expressly indicated herein) or the Asset Interest (or any portion thereof) to any Person without the prior written consent of Seller, which shall not be unreasonably withheld (it being recognized and understood by all parties hereto that all parties hereto shall deem it reasonable for Seller to withhold such consent if any such proposed assignment would, in the reasonable determination of Seller, cause Seller to be required to pay to any Affected Party any of the amounts referred to in Section 4.02); provided, however, that Purchaser may assign all of its rights and interests in the Transaction Documents, together with all its interest in the Asset Interest, to Barclays or any Affiliate of Barclays, or to any "bankruptcy remote" special purpose entity, the business of which is administered by Barclays or any Affiliate of Barclays or to any Liquidity Bank; provided, further, that such assignment shall not be expected to cause an increase in the Earned Discount Rate.

     (b) Seller agrees to advise the Administrator within five Business Days after notice to Seller of any proposed assignment by Purchaser of the Asset Interest (or any portion thereof), not otherwise permitted under subsection (a), of Seller's consent or non-consent to such assignment and, if it does not consent, the reasons therefor. If Seller does not consent to such assignment, Purchaser may immediately assign such Asset Interest (or portion thereof) to Barclays or any Affiliate of Barclays. All of the aforementioned assignments shall be upon such terms and conditions as Purchaser and the assignee may mutually agree.

     SECTION 12.02 Rights of Assignee. Upon the assignment by Purchaser in accordance with this Article XII, the assignee receiving such assignment shall have all of the rights of Purchaser with respect to the Transaction Documents and the Asset Interest (or such portion thereof as has been assigned).

     SECTION 12.03 Evidence of Assignment. Any assignment of the Asset Interest (or any portion thereof) to any Person may be evidenced by such instrument(s) or document(s) as may be reasonably satisfactory to Purchaser, the Administrator and the assignee.

                                  ARTICLE XIII

                                 INDEMNIFICATION

     SECTION 13.01 Indemnities by Seller.

     (a) General Indemnity. Without limiting any other rights which any such Person may have hereunder or under applicable law, Seller hereby agrees to indemnify each of the Administrator, Purchaser, the Liquidity Banks, the Liquidity Agent, each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to the Transaction Documents, the Stock Purchase Agreement or the transactions contemplated thereby or the ownership or funding of the Asset Interest or in respect of any Receivable or Account or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence, breach of contract or willful misconduct on the part of any Indemnified Party or successor Servicer pursuant to Section 8.01(b) if such successor Servicer is not an Affiliate of the Seller, (b) recourse (except as otherwise specifically provided in this Agreement) for any Receivable that is not paid as a result of credit related issues, or (c) any tax based upon or measured by net income.

     (b) Procedure. In order for an Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim made by any Person against the Indemnified Party (a "Third Party Claim"), such Indemnified Party must notify the Seller in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Seller shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Seller, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

     (c) Defense of Claims. If a Third Party Claim is made against an Indemnified Party, (a) the Seller will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by the Seller, provided that in connection with such assumption (i) such counsel is not reasonably objected to by the Indemnified Party, (ii) no material conflict of interest shall exist in relation to such Third Party Claim between such Indemnified Party and Seller, and (iii) the Seller, subject to
Section 14.15, first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full to the extent such claim is valid. Should the Seller so elect to assume the defense of a Third Party Claim, the Seller will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Seller elects to assume the defense of a Third Party Claim, the Indemnified Party will (i) cooperate in all reasonable respects with the Seller in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Seller's prior written consent, as the case may be. If the Seller shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Seller does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving prompt notice to the Seller of such terms and, subject to Section 14.15, the Seller will promptly reimburse the Indemnified Party upon written request. Anything contained in this Agreement to the contrary notwithstanding, the Seller shall not be entitled to assume the defense of any part of a Third Party Claim that seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party.

                                  ARTICLE XIV

                                  MISCELLANEOUS

     SECTION 14.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Seller therefrom shall in any event be effective unless the same shall be in writing and signed by (a) Seller, the Administrator and Purchaser (with respect to an amendment) or (b) the Administrator and Purchaser (with respect to a waiver or consent by them) or Seller (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 14.02 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth in Schedule A or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     SECTION 14.03 No Waiver; Remedies. No failure on the part of the Administrator, any Affected Party, any Indemnified Party, Purchaser or any other holder of the Asset Interest (or any portion thereof) to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 14.04 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of Seller, the Administrator, Purchaser and their respective successors and assigns, the provisions of Section 8.08 shall inure to the benefit of the Bank Agent and its successors and assigns and the provisions of Section 4.02 and Article XIII shall inure to the benefit of the Affected Parties and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section 12.01. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made by Seller pursuant to Article VI and the indemnification and payment provisions of Article XIII and Sections 4.02, 14.05, 14.06, 14.08, and 14.15 shall be continuing and shall survive any termination of this Agreement.

     SECTION 14.05 Costs, Expenses and Taxes. In addition to its obligations under Article XIII, Seller agrees to pay on demand:

     (a) all reasonable costs and expenses incurred by the Administrator and the Purchaser and their respective Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing) or the enforcement of, or any actual or claimed breach of, this Agreement and the other Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants), incurred in connection with any review of Seller's books and records either prior to the execution and delivery hereof or pursuant to Section 7.01(g); and

     (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     SECTION 14.06 No Proceedings/Purchaser. Seller, Servicer, Barclays (individually and as Administrator) each hereby agrees that it will not institute against Purchaser, or join any other Person in instituting against Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit Seller's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than Seller.

     SECTION 14.07 No Proceedings/Seller and Transferor. The Purchaser and the Administrator each hereby agrees that it will not institute against Seller or Transferor, or join any other Person in instituting against Seller or Transferor, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) prior to the date which is one year and one day after Final Payout Date. The foregoing shall not limit the right of the Purchaser or the Administrator to take any action with respect to any insolvency proceeding that was instituted by a Person other than Seller.

     SECTION 14.08 Confidentiality.

     (a) Each of the Purchaser and the Administrator covenants and agrees, and the Administrator shall cause each Affected Party to covenant and agree, on behalf of itself and its Affiliates, that all information ("Seller Information") relating to the Seller, the Servicer (if an Affiliate of the Seller), their Affiliates, the structured financing conducted by any of them or the transactions contemplated by the Transaction Documents, in part or in whole, shall be held in confidence and each agrees not to use and not to disclose any of the contents of, provide any Person with copies of or use for any purpose not related to the Purchases hereunder any Seller Information other than disclosure to:

          (i) Governmental Authorities with appropriate jurisdiction, including bank examiners or similar regulatory authorities;

          (ii) any officer, director, member, manager, employee or outside accountant, auditor or attorney (each, a "Representative") of the Purchaser, the Administrator or any Affected Party with a need to know such Seller Information in connection with the Purchases (it being understood that the officers, directors and employees of the Administrator and the other Affected Parties covered by this clause (i) do not include any individual whose responsibilities relate to any credit card or other consumer financing business conducted by the Administrator or any other Affected Party or its respective Affiliates);

          (iii) any Rating Agency; or

          (iv) to any surety or guarantor to the Purchaser.

     (b) Each of Seller and Servicer covenants and agrees, on behalf of itself and its Affiliates, that all of the information in the Fee Letters (the "Purchaser Information") shall be held in confidence and each agrees (x) not to disclose the Purchaser Information to the selling shareholders, or any Representative of the selling shareholders, under the Stock Purchase Agreement, and (y) not to use and not to disclose any of the contents of, provide any Person with copies of or use for any purpose not related to the transactions contemplated by the Transaction Documents any Purchaser Information, other than in each case disclosure to:

          (i) Governmental Authorities with appropriate jurisdiction;

          (ii) any Representative of Seller, Servicer or their Affiliates with the need to know such Purchaser Information in connection with the transactions contemplated by the Transaction Documents; or

          (iii) any Rating Agency.

     (c) Notwithstanding the above stated obligations, no Person will be liable for disclosure or use of Seller Information or Purchaser Information which (A) was required by law, including pursuant to regulation or administrative order, a subpoena or other legal process, (B) was in such Person's possession or known to such Person prior to receipt or (C) is or becomes known to the public (without breach of any obligations hereunder). For the avoidance of doubt, disclosure by any Person (including without limitation by filing documents or reports with the Securities and Exchange Commission) of Seller Information or Purchaser Information made in good faith to comply with federal or state banking or securities laws shall be deemed to be "required by law" within the meaning of the preceding sentence.

     (d) Notwithstanding the above stated obligations, the parties to this Agreement acknowledge and agree that (i) any obligations of confidentiality contained herein do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the transactions contemplated by this Agreement and other Transaction Documents, and
(ii) each party (and each of its employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and other Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of the U.S. Department of Treasury Regulations, Section 1.6011-4.

     SECTION 14.09 Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

     SECTION 14.10 Integration; Survival. This Agreement, together with the other Transaction Documents when executed and delivered by the respective parties thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings. Sections 14.06, 14.07 and 14.08 shall survive termination of this Agreement.

     SECTION 14.11 Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE

STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF PURCHASER IN THE RECEIVABLES IS GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SECTION 14.12 Waiver Of Jury Trial. EACH OF THE PARTIES HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

     SECTION 14.13 Consent To Jurisdiction; Waiver Of Immunities. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     SECTION 14.14 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     SECTION 14.15 No Recourse Against Other Parties. No recourse under any obligation, covenant or agreement of any of the Securitization Entities contained in this Agreement shall be had against any incorporator, stockholder, officer, director or employee of such Securitization Entity, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of Purchaser, and that no personal liability whatever shall attach to or be incurred by the incorporators, stockholders, officers, directors, employees or Affiliate of such Securitization Entity, or any of them under or by reason of any of the obligations, covenants or agreements of such Securitization Entity contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such Securitization Entity of any of such obligations, covenants or agreements either at common law or at equity, or by statute or constitution, of every such incorporator, stockholder, officer, director, employee or Affiliate is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided, however, that nothing in this Section 14.15 shall relieve any of the foregoing persons or entities from any liability arising from his, her or its willful misconduct or intentional misrepresentations.

     SECTION 14.16 Amendment and Restatement. This Agreement amends and restates the Prior RPA, and upon the effectiveness of this Agreement, the terms and provisions of the Prior RPA shall be superseded hereby in their entirety. From and after the effectiveness hereof, all references to the Prior RPA in any other instrument or document shall be deemed to be references to this Agreement.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            CATALOG RECEIVABLES LLC,
                            as Seller


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            SPIRIT OF AMERICA, INC., as Servicer


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            SHEFFIELD RECEIVABLES CORPORATION,
                            as Purchaser


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            BARCLAYS BANK PLC, as Administrator


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------

                                   APPENDIX A

                                   DEFINITIONS

          This is Appendix A to the Receivables Purchase Agreement dated as of June 2, 2005 among Catalog Receivables LLC, Spirit of America, Inc., Sheffield Receivables Corporation, and Barclays Bank PLC, as Administrator (as amended, supplemented or otherwise modified from time to time, this "Agreement"). Certain terms that are capitalized and used herein but not otherwise defined shall have the meanings set forth in the First Tier Agreement (as defined below).

          A. Defined Terms. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated hereinbelow:

          "Account" means each Initial Account and each Additional Account.

          "Account Control Agreement" means an agreement relating to the control of one or more Transaction Accounts among Seller, the Servicer, the Administrator and the Transaction Account Bank.

          "Administrator" has the meaning set forth in the preamble.

          "Administrator's Office" means the office of the Administrator at 200 Park Avenue, New York, New York 10166 or such other address as shall be designated by the Administrator in writing to Seller and Purchaser.

          "Affected Party" means each of (i) the Administrator, (ii) the Purchaser, (iii) each Liquidity Bank, (iv) any permitted assignee or participant of Purchaser or any Liquidity Bank, and (v) any corporation controlling any of the foregoing.

          "Affiliate" when used with respect to a Person means any other Person controlling, controlled by, or under common control with, such Person.

          "Agreement" means this Receivables Purchase Agreement, as amended, restated or otherwise modified from time to time.

          "Alternate Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the higher of

          (a) the rate of interest most recently announced by Barclays Bank PLC at its principal office located in New York City, New York, as its prime commercial lending rate; and

          (b) the Federal Funds Rate (as defined below) most recently determined by the Liquidity Agent plus 0.50% per annum.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Barclays Bank PLC in connection with extensions of credit.

     "Applicable Margin" is defined in the Program Fee Letter.

          "Asset Interest" means an undivided ownership interest determined from time to time as provided in Section 1.04(b) in all Pool Assets.

          "Available Funds" means, with respect to a Settlement Date, the sum of
     (x) the Purchaser's Share of Collections received, or deemed received pursuant to Section 3.02, during the immediately preceding Due Period, plus
     (y) the amount of any Cap Payments received by the Seller during the immediately preceding Settlement Period, plus (z) investment earnings included in Available Funds for such Settlement Date pursuant to Section 3.08(a).

          "Average Dilution Percentage" means, for any Settlement Date, the average of the Dilution Percentages for the two immediately preceding Due Periods.

          "Average Excess Spread Percentage" means, for any Settlement Date, the average of the Portfolio Excess Spread Percentages for the two immediately preceding Due Periods.

          "Average Monthly Principal Payment Rate Percentage" means, for any Settlement Date, the average of the Monthly Principal Payment Rate for the two immediately preceding Due Periods.

          "Bank Rate" means, for any day falling in any Settlement Period (or portion thereof), an interest rate per annum equal to the LIBOR Rate for that Settlement Period (or portion thereof) plus the Applicable Margin, except that the Bank Rate shall equal the Alternate Base Rate plus the Applicable Margin (i) as to any day falling in any Settlement Period if the Administrator does not receive notice or determine, by no later than 12:00 noon (New York City time) on the third Business Day prior to such day that the Bank Rate shall apply on such day, (ii) as to any day falling in any Settlement Period, if the Administrator has determined that for any reason it is not legally permissible or commercially practicable for any Liquidity Bank to fund its investment in the Asset Interest by purchasing dollar deposits in the London interbank market, or (iii) as to any day falling in any Settlement Period to the extent that the portion of the Asset Interest to be funded at the Bank Rate on such day is less than $1,000,000.

          "Barclays" has the meaning set forth in the preamble.

          "Benchmark Amount" means, at any time, the sum of the Discounted Principal Receivables Balance and the Excess Cash Collateral.

          "BIF" shall mean the Bank Insurance Fund administered by the FDIC.

          "Business Day" means a day on which both (a) the Administrator at its principal office in New York City, New York is open for business and (b) commercial banks in Milfred, Ohio and Philadelphia, Pennsylvania are not authorized or required to be closed for business.

          "Cap Agreement" means (a) the interest rate cap agreement, dated on or prior to the Initial Funding Date, between Seller and the Cap Provider in substantially the form attached hereto as Exhibit B and (b) any Replacement Cap Agreement.

          "Cap Payment" means, with respect to a Settlement Date, the payment, if any, received from the Cap Provider on the day preceding such Settlement Date, as determined pursuant to the Cap Agreement.

          "Cap Provider" means, with respect to any Cap Agreement, the initial counterparty under the Cap Agreement, or any successor or assign thereto appointed as provided in the Cap Agreement, in its individual capacity pursuant to the Cap Agreement.

          "Cap Replacement Event" means (i) (x) any Cap Provider shall fail to make any payment required to be made by it pursuant to the Cap Agreement and such failure shall continue for three Business Days, (y) the withdrawal of or reduction below A-1 in the senior unsecured, unguaranteed, short-term debt rating of a Cap Provider by S&P or a withdrawal of or reduction below P-1 of the unsecured, unguaranteed, short-term debt rating of a Cap Provider by Moody's, or (z) any Cap Agreement shall terminate or shall not be extended in connection with the extension of the Purchase Termination Date and (ii) the Servicer shall fail to enter into a Replacement Interest Rate Cap within 30 days of the occurrence of any event described in clause
     (i).

          "Cash Collateral Account" has the meaning set forth in Section
     3.07(a).

          "Cash Collateral Shortfall" means, as of any date, the excess, if any, of the Required Cash Collateral Amount over the amount then on deposit in the Cash Collateral Account (exclusive of earnings on the investment of such amount).

          "Change in Control" means as to Seller, Transferor, Servicer or Originator, any person or group of related persons (excluding Charming Shoppes, Inc., a Pennsylvania corporation, and its Affiliates) gains beneficial ownership of a majority in voting interest of the outstanding voting stock or membership interests, as applicable, of Seller, Transferor, Servicer or Originator, as applicable, or has caused to be elected a majority of the Board of Directors of Seller, Transferor, Servicer or Originator.

          "Charged-Off Receivable" means (a) any Receivable that is more than 180 days past due, and (b) any Receivable arising in an Account (i) the Obligor of which is known by the Servicer to be the subject of a bankruptcy proceeding, or (ii) that has been either written off or, consistent with the Credit and Collection Policy, should have been written off from the Originator's books as uncollectible.

          "Closing Date" means May 18, 2005.

          "Collection Account" has the meaning set forth in Section 3.05.

          "Collections" means all funds which (a) are received by any Seller, Transferor or Servicer from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, purchase prices, finance charges, interest and all other charges) in respect of Receivables, or applied to such amounts owed by such Obligors (including, without limitation, insurance payments that Originator or Servicer applies in the ordinary course of its business to amounts owed in respect of Receivables, net proceeds of sale or other disposition of Receivables and recoveries in respect of Charged-Off Receivables), or (b) are deemed to have been received by Seller or any other Person as a Collection pursuant to Section 3.02.

          "Commercial Paper Notes" means short-term promissory notes issued or to be issued by Purchaser to fund its investments in accounts receivable or other financial assets.

          "Contract" means a contract between Originator and any Person pursuant to or under which such Person establishes an Account pursuant to which indebtedness may arise for the purchase of goods and services from time to time, provided that such agreement is substantially in a form used by Originator prior to the Closing Date, subject to such changes as (i) the Servicer determines in good faith are required by law, or (ii) are not reasonably expected to have a Material Adverse Effect. A "related" Contract with respect to the Receivables means a Contract under which Receivables in the Receivables Pool arise or which is relevant to the collection or enforcement of such Receivables.

          "CP Rate" for any period means a rate per annum calculated by the Administrator equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper Notes on each day during such period have been sold by the commercial paper placement agents selected by the Administrator, plus (ii) the commissions and charges charged by such commercial paper placement agents with respect to such Commercial Paper Notes, expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per annum.

          "Credit and Collection Policy" means those credit and collection policies and practices relating to Contracts, Accounts, and Receivables, as modified from time to time; provided that no modification shall be implemented after the Closing Date unless (i) the Servicer determines in good faith that such modification is required by law, or (ii) such modification is not reasonably expected to have a Material Adverse Effect.

          "Dilution Percentage" means, for any Due Period, the percentage equivalent of (i) the aggregate amount of credits, adjustments, rebates, refunds and setoffs with respect to Receivables granted or allowed by Seller or any Affiliate of Seller during such Due Period divided by (ii) the aggregate Unpaid Balance of all Receivables as of the last day of the immediately preceding Due Period.

          "Discount Collections" means, for any date occurring in any Due Period, the product of (i) the Discount Percentage and (ii) the aggregate amount of Collections in respect of the principal amount of the Receivables on such date.

          "Discount Percentage" shall be the percentage specified as such in the Program Fee Letter.

          "Discount Receivables Balance" means on any day, the product of (i) the aggregate outstanding principal amount of the Receivables (excluding Charged-Off Receivables) on such day multiplied by (ii) the Discount Percentage.

          "Discounted Principal Receivables Balance" means, at any time, (a) the aggregate outstanding principal amount of the Receivables (excluding Charged-Off Receivables) minus (b) the Discount Receivables Balance.

          "Dollars" means dollars in lawful money of the United States of America.

          "Due Period" means each calendar month.

          "Earned Discount" means for any Settlement Period, the product of:

                                  SIB x ER x ED
                                  -------------
                                       360
                        where:

               "SIB" means the daily average (calculated at the close of business each day) of the Senior Investor Balance during such Settlement Period,

               "ER" means the Earned Discount Rate for such Settlement Period, and

               "ED" means the actual number of days elapsed during such Settlement Period.

     In addition, Earned Discount shall include any incremental costs resulting from the capitalization of discount or interest on Commercial Paper Notes as a consequence of the estimation procedure contemplated in Section 3.01(b)(ii) of this Agreement or the fact that Commercial Paper Notes may mature on dates other than Settlement Dates.

          "Earned Discount Rate" means for any period:

          (a) in the case of any portion of the Senior Investor Balance funded other than by the issuance of Commercial Paper Notes, the Bank Rate for such period;

          (b) for any portion of the Senior Investor Balance funded by Commercial Paper Notes, the CP Rate for such period;

provided, however, that on any day during a Settlement Period when any Liquidation Event or Unmatured Liquidation Event shall have occurred and be continuing, the Earned Discount Rate for the Senior Investor Balance shall mean the Alternate Base Rate in effect on such day plus 2.0%.

          "Eligible Account" means either (a) a segregated account with an Eligible Bank or (b) a segregated trust account with the corporate trust department of a depository institution with corporate trust powers organized under the laws of the United States of America or any state thereof or the District of Columbia (or any United States branch of a foreign bank) and whose deposits are insured by the Federal Deposit Insurance Corporation; provided that such institution must have a net worth in excess of $50,000,000 and must have a rating of "Baa3" or higher from Moody's and a rating of "BBB-" or higher from S&P with respect to long-term deposit obligations.

          "Eligible Bank" means a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or the domestic branch of a foreign depository institution), with deposit insurance provided by BIF or SAIF, the short-term deposits of which have a rating of P-1 by Moody's and a rating of A-1+ by S&P.

          "Eligible Receivable" means, at any time, a Receivable arising in an
     Account:

               (a) which is originated by Originator in the ordinary course of its business;

               (b) which constitutes an account or general intangible as defined in the Uniform Commercial Code as in effect in such jurisdiction;

               (c) the Obligor of which (i) is either a resident of the United States, any US or Canadian possessions or territories, or residing at a US military base in any other jurisdiction, (ii) is not an Affiliate of Seller, and (iii) is not a government or a governmental subdivision or agency;

               (d) which is not a Charged-Off Receivable;

               (e) with regard to which the warranty of Seller in Section 6.01(j) is true and correct;

               (f) the sale of an undivided interest in which does not contravene or conflict with any law;

               (g) which is denominated and payable only in Dollars in the United States;

               (h) which arises under a Contract which has been duly authorized by the parties thereto and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms, and which Receivable does not arise under an Account that has been classified in the Originator's records as counterfeit, cancelled or fraudulent;

               (i) which, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation if such violation would impair the collectibility of such Receivable;

               (j) which satisfies all applicable requirements of the Credit and Collection Policy.

          "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

               (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

               (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

          "Excess Cash Collateral" means, at any time, the lesser of (i) the excess (if any) of (x) funds on deposit in the Cash Collateral Account (excluding investment earnings), over (y) the Required Cash Collateral Amount and (ii) $1,000,000.

          "Facility Limit" means $55,000,000, as such amount may be reduced by voluntary reductions in accordance with Section 1.05; provided that upon the occurrence of a Liquidation Event, the Facility Limit shall automatically be reduced to zero.

          "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

          "Federal Funds Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100th of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100th of 1%) of the quotations for such day for such transactions received by the Administrator from three Federal funds brokers of recognized standing selected by it.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

          "Fee Letter" means, collectively, the Program Fee Letter and the Structuring Fee Letter.

          "Final Payout Date" means the date following the Termination Date on which Senior Investor Balance shall have been reduced to zero and all other amounts payable by Seller under the Transaction Documents shall have been paid in full.

          "Finance Charge Collections" means all amounts collected with respect to Finance Charge Receivables, including all Discount Collections.

          "Finance Charge Receivables" means all amounts billed to the Obligors on any Account in respect of finance charges, late charges, annual fees, over limit fees, and other fees and charges with respect to the Accounts, plus the Discount Receivables Balance.

          "First Tier Agreement" means the First Tier Purchase and Sale Agreement, dated as of a date on or prior to the Initial Funding Date and substantially in the form of Exhibit C to this Agreement, pursuant to which Originator transfers Receivables to Transferor, as such agreement is amended or modified and in effect from time to time.

          "Foreign" means, with respect to any assignee or participant of Purchaser hereunder, any Person not organized under the laws of the United States, one of the states thereof, or the District of Columbia.

          "FSC Guaranty" means the Guaranty, dated as of May 18, 2005, executed by Fashion Service Corp. in favor of the Administrator, as such guaranty is amended or modified and in effect from time to time.

          "GAAP" means the generally accepted United States accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

          "Governmental Authority" means any applicable federal, state, county, municipal or other United States federal, state or local governmental, judicial or regulatory authority, agency, arbitration board, body, commission, instrumentality, court or quasi-governmental authority or tribunal.

          "Included Portfolio" means, initially, Accounts derived from Arizona Mail Order, Bedford Fair, LewMagram, Brownstone Studio and other catalogs owned and operated by the Originator, other than those in the FIGI group, as of the cut-off date for the data which was included in the portfolio information provided to the Administrator prior to the Closing Date; provided that additional portfolios may be added as Included Portfolios from time to time in accordance with Section 2.3 of the First-Tier Agreement; provided, further, that a portfolio shall cease to be an Included Portfolio on and after the related Automatic Addition Termination Date for such portfolio.

          "Indemnified Amounts" has the meaning set forth in Section 13.01(a).

          "Indemnified Party" has the meaning set forth in Section 13.01(a).

          "Information Package" has the meaning set forth in Section 3.01(a).

          "Initial Funding Date" means the date of the first Purchase under this Agreement, provided that such date shall not be later than June 30, 2005.

          "LIBOR Business Day" means a day on which dealings in Dollars are carried on in the London eurodollar interbank market.

          "LIBOR Rate" means, for any day falling in any Settlement Period (or portion thereof wherein interest shall be calculated at the LIBOR Rate), the per annum rate of interest determined by the Administrator to be equal to the rate (rounded upwards, if necessary, to the nearest whole multiple of 1/100th of one percent per annum) for deposits in Dollars for a period approximating such Settlement Period (or portion thereof wherein interest shall be calculated at the LIBOR Rate) which appears on the Bridge's Telerate Page 3750 (or such other page as shall replace such page on Bridge's Telerate Service) as of 11:00 A.M. (London time) on the second LIBOR Business Day before (and for value on) the first day of such Settlement Period (or the first day of the portion thereof wherein interest shall be calculated at the LIBOR Rate) and if such rate shall not be so quoted, the rate per annum at which the Administrator is offered for such Dollar deposits at or about 11:00 a.m., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of the Purchase and Reinvestments are then being conducted, divided by the remainder of one minus the LIBOR Reserve Percentage (expressed as a decimal) applicable during such Settlement Period.

          "LIBOR Reserve Percentage" means, with respect to any Settlement Period (or portion thereof wherein interest shall be calculated at the LIBOR Rate), the then applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board for determining reserve requirements applicable to "eurocurrency liabilities" pursuant to Regulation D.

          "Lien" means any mortgage, lien, pledge, encumbrance, charge, title retention or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, assignment, pledge or financing statement or arising as a matter of law, judicial process or otherwise.

          "Liquidation Event" has the meaning set forth in Section 10.01.

          "Liquidation Period" means the period (x) commencing on the earlier of
     (i) the date on which the conditions precedent to Purchases and Reinvestments set forth in Section 5.02 are not satisfied (or expressly waived by Purchaser) and the Administrator shall have notified the Seller and the Servicer in writing that the Liquidation Period has commenced, and
     (ii) the Purchase Termination Date, and (y) ending on the Final Payout
     Date.

          "Liquidity Agent" means Barclays, as agent for the Liquidity Banks under the Liquidity Agreement, or any successor to Barclays in such capacity.

          "Liquidity Agreement" means and includes (a) the Revolving Asset Purchase Agreement dated as of the Closing Date among Purchaser, as borrower, Barclays, as Administrator and as Liquidity Agent, and certain other financial institutions, and (b) any other agreement hereafter entered into by Purchaser providing for the making of loans or to, or acquisition of assets from, Purchaser supported by the Asset Interest (or any portion thereof), to provide liquidity for all or part of Purchaser's payment obligations under the Commercial Paper Notes or to provide an alternate means of funding Purchaser's investments in accounts receivable or other financial assets as such agreement may be amended, supplemented or otherwise modified from time to time.

          "Liquidity Bank" means any one of, and "Liquidity Banks" means all of, Barclays and the other commercial lending institutions that are at any time parties to the Liquidity Agreement, provided, that any such other commercial lending institution shall have been approved by Seller (which approval shall not be unreasonably withheld).

          "Liquidity Funding" means a funding made by the Liquidity Bank (or simultaneous fundings made by the Liquidity Banks) pursuant to the Liquidity Agreement.

          "LLC Agreement" means (i) with respect to the Transferor, the Limited Liability Company Agreement of Catalog Seller LLC dated April 25, 2005 and
     (ii) with respect to the Seller, the Limited Liability Company Agreement of Catalog Receivables LLC dated April 26, 2005.

          "Lockbox Account" means any account into which Collections are deposited immediately following receipt thereof in a lockbox.

          "Lockbox Agreement" means an agreement, in a form reasonably acceptable to the Administrator and the Servicer, with a bank maintaining a Lockbox Account pursuant to which the Administrator may take control of such Lockbox Account during the continuance of a Liquidation Event or a Replacement Event.

          "Material Adverse Effect" with respect to any event or circumstance, means a material adverse effect on:

               (i) the ability of the Seller, the Transferor, the Originator or the Servicer to perform its respective obligations under this Agreement or any other Transaction Document;

               (ii) the validity, enforceability or collectibility of any Transaction Document or the Receivables, the Accounts, or the related Contracts, in each case taken as a whole; or

               (iii) the status, existence, perfection, priority or enforceability of Purchaser's interest in a material portion of the Pool Receivables.

          "Moody's" means Moody's Investors Service, Inc.

          "Monthly Principal Payment Rate" means, for any Due Period, the percentage equivalent of (i) the Principal Collections for such Due Period, divided by (ii) the aggregate Unpaid Balance of all Receivables as of the last day of the immediately preceding Due Period.

          "Obligor" means a Person obligated to make payments with respect to a Receivable, including any guarantor thereof.

          "Originator" means Crosstown Traders, Inc., a Delaware corporation.

          "Permitted Investments" means any one or more of the following obligations or securities:

               (i) direct non-callable obligations of, and non-callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America;

               (ii) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $500,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have one of the two highest short-term credit ratings available from S&P and the highest short-term credit rating available from Moody's;

               (iii) repurchase obligations with respect to and collateralized by (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or trust company (acting as principal) of the type described in clause (ii) above, provided that the Administrator has taken delivery of such security;

               (iv) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations, but excluding Commercial Paper Notes payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest short-term credit rating from Moody's and S&P at the time of such investment;

               (v) shares in a mutual fund investing solely in short term securities of the United States government and/or securities described in clause (iii) above where the mutual fund custodian has taken delivery of the collateralizing securities, provided that (i) such fund shall have one of the two highest short-term credit ratings available from S&P and the highest short-term credit rating available from Moody's and (ii) such shares shall be freely transferable by the holder on a daily basis; and

               (vi) any other investment that is approved in writing by Moody's and S&P.

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

          "Pool Assets" has the meaning set forth in Section 1.04(a).

          "Pool Receivable" means a Receivable in the Receivables Pool.

          "Portfolio Excess Spread Amount" with respect to any Due Period, shall equal the result of (a) Finance Charge Collections during such Due Period, minus (b) the amount of Receivables which became Charged-Off Receivables during such Due Period, minus (c) the Earned Discount, Program Fees and Unused Program Fees accrued during such Due Period, minus (d) Servicer's Fees for such Due Period.

          "Portfolio Excess Spread Percentage" means, for any Settlement Date, the product of (a)(i) the Portfolio Excess Spread Amount for the preceding Due Period, divided by (ii) the daily average of the aggregate Unpaid Balance of all Receivables during such Due Period, multiplied by (b) 365 and divided by, (c) the number of days in such Due Period.

          "Principal Collections" means all amounts collected with respect to Principal Receivables. It is understood and agreed that Principal Collections do not include Discount Collections.

          "Principal Receivables" means all Receivables that are not included in the Discount Receivables Balance or otherwise classified as Finance Charge Receivables. The outstanding principal amount of any Charged-Off Receivable shall be considered to be zero for purposes of determining the aggregate outstanding amount of Principal Receivables.

          "Program Fee" has the meaning set forth in the Program Fee Letter.

          "Program Fee Letter" has the meaning set forth in Section 4.01(b).

          "Purchase" has the meaning set forth in Section 1.01.

          "Purchase Price" has the meaning set forth in Section 1.02(a).

          "Purchase Termination Date" means that day

               (a) the Administrator declares a Purchase Termination Date in a notice to Seller in accordance with Section 10.02(a);

               (b) in accordance with Section 10.02(b), becomes the Purchase Termination Date automatically; or

               (c) the date specified by Originator upon at least three Business Days' prior written notice to Transferor, Seller and the Administrator.

          "Purchaser" has the meaning set forth in the preamble.

          "Purchaser's Share" of any amount at any time means the then Asset Interest at such time expressed as a percentage, times such amount.

          "Rating Agency" means any nationally recognized statistical rating organization.

          "Receivable" means any right to payment from a Person, whether constituting an account, chattel paper, instrument or a general intangible, arising under an Account, and includes the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

          "Receivables Pool" means at any time all then outstanding Receivables.

          "Regulation D" means Regulation D of the Federal Reserve Board, or any other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "eurocurrency liabilities" as presently defined in Regulation D, as in effect from time to time.

          "Regulatory Change" means, relative to any Affected Party

               (a) any change in (or the adoption, implementation, change in phase-in or commencement of effectiveness of) any

                    (i) United States federal or state law or foreign law
               applicable to such Affected Party;

                    (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                    (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

               (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

          "Reinvestment" has the meaning set forth in Section 1.03.

          "Related Security" means, with respect to any Pool Receivable: (a) all of Seller's right, title and interest in and to all Contracts that relate to such Pool Receivable; (b) all of Seller's interest in the merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Pool Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise; (d) all UCC financing statements covering any collateral securing payment of such Pool Receivable; and (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Pool Receivable whether pursuant to the Contract related to such Pool Receivable or otherwise. The interest of Purchaser in any Related Security is only to the extent of Purchaser's undivided interest, as more fully described in the definition of Asset Interest.

          "Replacement Event" means the occurrence of any of the following events:

               (a) Servicer shall fail to perform or observe in any material respect any term, covenant or agreement that is an obligation of Servicer under the Transaction Documents (other than as referred to in clause (b) next following) and such failure shall remain unremedied for five Business Days after (1) written notice thereof shall have been given by the Administrator to Servicer or (2) Servicer has actual knowledge thereof, and such failure is reasonably expected to have a Material Adverse Effect; or

               (b) Servicer shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for more than one Business Day after Servicer knew (or should reasonably have known) of such failure; or

               (c) Any representation or warranty made or deemed to be made by the Servicer under a Transaction Document or an Information Package or other information or report delivered pursuant hereto shall prove to have been incorrect in any material respect when made and shall continue to be incorrect for a period of thirty days after (i) written notice thereof shall have been given by the Administrator to the Servicer or (ii) the Servicer has actual knowledge thereof and such incorrect statement shall have a Material Adverse Effect; or

               (d) An Event of Bankruptcy shall have occurred and remain continuing with respect to the Servicer.

          "Replacement Interest Rate Cap" shall mean any replacement interest rate cap that has substantially similar terms as the Cap Agreement that it replaces or is otherwise reasonably acceptable to the Administrator, which agreement shall be with a counterparty whose short term debt is rated at least A-1 by S&P and at least P-1 by Moody's.

          "Replacement Servicer Plan" has the meaning set forth in Section 7.01(l).

          "Report Date" means the second Business Day prior to each Settlement Date.

          "Representative" has the meaning set forth in Section 14.08(a).

          "Required Base Enhancement Percentage" shall be the percentage specified as such in the Program Fee Letter.

          "Required Cash Collateral Amount" means, at any time, the Senior Investor Balance times the Required Base Enhancement Percentage.

          "Required Reserve Account Amount" means, as of any date of determination, the product of (i) the Required Reserve Account Percentage and (ii) the Senior Investor Balance on such date.

          "Required Reserve Account Percentage" means for any Settlement Date the sum of:

                  BASE RESERVE + MPR RESERVE + DILUTION RESERVE

          where:

          (i) "Base Reserve" means, for such Settlement Date, the percentage set forth below opposite the Average Excess Spread Percentage for such Settlement Date:

                                 Average
                        Excess Spread Percentage:   Base Reserve:
                        -------------------------   ------------

                                  <2.0%                 6.0%
                           >= 2.0% and < 3.0%           5.0%
                           >= 3.0% and < 4.0%           4.0%
                           >= 4.0% and < 5.0%           3.0%
                           >= 5.0% and < 6.0%           2.0%
                                 >= 6.0%                0.0%


          ; provided that the Base Reserve for any Settlement Date may only be reduced to a percentage lower than the Base Reserve for the preceding Settlement Date if the Average Excess Spread Percentage has equaled or exceeded the percentage specified as the lower bound of the range of Average Excess Spread Rate Percentages specified for such lower Base Reserve for two consecutive Settlement Dates.

               (ii) "MPR Reserve" means, for such Settlement Date, the percentage set forth below opposite the Average Monthly Principal Payment Rate Percentage for such Settlement Date:


                        Average Monthly Principal
                        Payment Rate Percentage:    MPR Reserve:
                        -------------------------   -----------

                                   <8.0%               4.0%
                           >= 8.0% and < 9.0%          3.0%
                           >= 9.0% and < 10.0%         2.0%
                          >= 10.0% and < 12.0%         1.0%
                                >= 12.0%               0.0%


          ; provided that the MPR Reserve for any Settlement Date may only be reduced to a percentage lower than the MPR Reserve for the preceding Settlement Date if the Average Monthly Principal Payment Rate Percentage has equaled or exceeded the percentage specified as the lower bound of the range of Average Monthly Principal Payment Rate Percentages specified for such lower MPR Reserve for two consecutive Settlement Dates.

               (iii) "Dilution Reserve" means, for such Settlement Date, the percentage set forth below opposite the Average Dilution Percentage for such Settlement Date:

                             Average Dilution
                               Percentage       Dilution Reserve
                           ------------------   ----------------

                                   <6.0%             0.0%
                           >= 6.0% and < 6.5%        1.0%
                           >= 6.5% and < 7.0%        2.0%
                                 >= 7.0%             3.0%

          ; provided, that the Dilution Reserve for any Settlement Date may only be reduced to a percentage lower than the Dilution Reserve for the preceding Settlement Date if the Average Dilution Percentage has equaled or been less than the percentage specified as the upper bound of the range of Average Dilution Percentages specified for such lower Dilution Reserve for two consecutive Settlement Dates.


          "Requirements of Law" means any law, treaty, rule or regulation, or determination of an arbitrator of, the United States of America, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, whether federal, state or local (including any usury law, the Federal Truth-in-Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other charter or other governing documents of such Person.

          "Reserve Account" has the meaning set forth in Section 3.06(a).

          "Reserve Account Shortfall" means as of any date, the excess, if any, of the Required Reserve Account Amount over the amount then on deposit in the Reserve Account exclusive of investment earnings on deposit in the Reserve Account.

          "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor that is a nationally recognized statistical rating organization.

          "SAIF" shall mean the Savings Association Insurance Fund administered by the FDIC.

          "Second Tier Agreement" means the Second Tier Purchase and Sale Agreement, dated as of a date on or prior to the Initial Funding Date and substantially in the form of Exhibit D to this Agreement, pursuant to which Transferor transfers Receivables to the Seller, as such agreement may be amended or modified and in effect from time to time.

          "Secured Parties" means Purchaser, the Administrator, the Indemnified Parties and the Affected Parties.

          "Securitization Entity" means each of Seller, Purchaser, Servicer, and the Transferor.

          "Seller" has the meaning set forth in the preamble.

          "Seller Information" has the meaning set forth in Section 14.08(a).

          "Senior Investor Balance" means at any time with respect to the Asset Interest an amount equal to (a) the aggregate of the amounts theretofore paid to Seller for Purchases pursuant to Section 1.01, less (b) the aggregate amount of Collections theretofore received and actually distributed to Purchaser on account of the principal of such Senior Investor Balance pursuant to Section 3.01.

          "Servicer" has the meaning set forth in Section 8.01(a).

          "Servicer's Fee" means for any Due Period means an amount equal to (i) the Servicer's Fee Rate, times (ii) the daily average balance of the Senior Investor Balance during such Due Period, times (iii) 1/360, times (iv) the number of days in such Due Period.

          "Servicer's Fee Rate" means 2.0% per annum.

          "Settlement Date" has the meaning set forth in Section 3.01(c).

          "Settlement Period" means (a) for the initial Settlement Date, the period commencing on (and including) the Closing Date and ending on (but not including) the first Settlement Date; and (b) thereafter, each period commencing on (and including) a Settlement Date and ending on (but not including) the next Settlement Date or the Final Payout Date, as applicable.

          "Shortfall" means, as of any Settlement Date, the excess (if any), of:

               (x) the sum of the amounts required to be paid to the Administrator or the Servicer pursuant to clauses (1) through (4) and
          (7) of Section 3.01(c) or clauses (1) through (5) of Section 3.01(d) (as applicable), over

               (y) the aggregate amount of Collections available (in accordance with the terms of this Agreement) to fund such amounts.

          "Stock Purchase Agreement" means the Stock Purchase Agreement, by and among Originator, the various shareholders of Originator, the various shareholders of Originator as set forth in the Stock Purchase Agreement, J.P. Morgan Partners (BHCA), L.P., as the representative of such shareholders, Chestnut Acquisition Sub, Inc., and Charming Shoppes, Inc., including all disclosure schedules attached thereto. For the avoidance of doubt, it is understood that a draft dated May 17, 2005 was delivered by Seller to the Administrator on or prior to the Closing Date.

          "Structuring Fee" has the meaning set forth in Section 4.01(a).

          "Structuring Fee Letter" has the meaning set forth in Section 4.01(a).

          "Subsidiary" means, with respect to a Person a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

          "Successor Notice" has the meaning set forth in Section 8.01(b).

          "Taxes" means, in the case of any assignee or participant of Purchaser, taxes, levies, imposts, deductions, charges, withholdings and liabilities, now or hereafter imposed, levied, collected, withheld or assessed by any country (or any political subdivision thereof), excluding income or franchise taxes imposed on it by (i) the

                                     xviii
     jurisdiction under the laws of which such assignee or participant or Purchaser, is organized (or by any political subdivision thereof), (ii) any jurisdiction in which an office of such assignee or participant of Purchaser funding or maintaining the ownership of Asset Interests is located (or any political subdivision thereof), or (iii) any jurisdiction in which such assignee or participant of Purchaser is already subject to tax.

          "Termination Date" means the earlier of

               (a) the Purchase Termination Date; and

               (b) the date which is 364 days from the Closing Date.

          "Third Party Claim" has the meaning set forth in Section 13.01(b).

          "Transaction Account Bank" means Wachovia and each other bank at which, by agreement of the Seller, the Servicer and the Administrator, one or more Transaction Accounts are maintained.

          "Transaction Accounts" means the Collection Account, the Cash Collateral Account and the Reserve Account.

          "Transaction Documents" means this Agreement, the Program Fee Letter, the Structuring Fee Letter, the First Tier Agreement, the Second Tier Agreement, the Cap Agreements, the Account Control Agreement, the FSC Guaranty and the other documents to be executed and delivered in connection herewith.

          "Transferor" means Catalog Seller LLC, a Delaware limited liability company.

          "Transferring Parties" means Originator, Transferor and Seller.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

          "Unmatured Liquidation Event" means any event which, with the giving of notice or lapse of time, or both, would become a Liquidation Event.

          "Unpaid Balance" of any Receivable means at any time the unpaid principal amount thereof, excluding any Finance Charge Receivables related thereto.

          "Unused Program Fee" has the meaning set forth in the Fee Letter.

          "Wachovia" means Wachovia Bank, National Association.

     B. Other Interpretive Matters. For purposes of this Agreement and all other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the Fashion Service Corp.'s fiscal calendar; (b) unless defined in this Agreement or the context otherwise requires, capitalized terms used in this Agreement which are defined in the UCC shall have the meaning given such term in the UCC; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or the certificate or other document in which reference is made); (d) references to any Section, Schedule, Appendix or Exhibit are references to Sections, Schedules, Appendices and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; and (h) references to any Person include that Person's successors and permitted assigns.

                                   Schedule A
                              Addresses for Notices

Catalog Receivables LLC
c/o Fashion Service Corp.
450 Winks Lane
Bensalem, Pennsylvania 19020
Attention:  Kirk R. Simme
Telephone:  (215) 638-6722
Telecopy:  (215) 633-4734

     with a copy to:
     --------------
     450 Winks Lane
     Bensalem, Pennsylvania 19020
     Attention:  Legal Department
     Telephone:  (215) 638-6954
     Telecopy:  (215) 638-6919

Spirit of America, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020
Attention:  Kirk R. Simme
Telephone:  (215) 638-6722
Telecopy:  (215) 633-4734

     with a copy to:
     --------------
     450 Winks Lane
     Bensalem, Pennsylvania 19020
     Attention:  Legal Department
     Telephone:  (215) 638-6954
     Telecopy:  (215) 638-6919

Sheffield Receivables Corporation
c/o Barclays Bank PLC
200 Park Avenue
New York, New York  10166
Attention:  Janette Lieu, Asset Securitization Group
Telephone:  (212) 412-7618
Telecopy:  (212) 412-6846

Barclays Bank PLC
200 Park Avenue
New York, New York  10166
Attention:  Janette Lieu, Asset Securitization Group
Telephone:  (212) 412-7618
Telecopy:  (212) 412-6846

                                   Schedule B

                                 Payment Account


Bank:       Barclays Bank
ABA:        026002574
Acct:       050791516
Name:       Sheffield 4(2) Funding Account
Ref:        Charming Shoppes - Catalog Receivables LLC









































                                     xxiii

                                   Schedule C

                                Lockbox Accounts


Wells Fargo Bank
Bedford Fair Apparel
Credit Card Settlement
6355059754

Wells Fargo Bank
LM & B Catalog
Credit Card Settlement
6355065388

Wells Fargo Bank
Monterey Bay Clothing
Credit Card Settlement
4100173897

JPMorgan Chase Bank (formerly Bank One N.A.)
Arizona Mail Order
Credit Depository Account
634888481

JPMorgan Chase Bank (formerly Bank One N.A.)
Bedford Fair Apparel
Credit Depository Account
634888499

JPMorgan Chase Bank (formerly Bank One N.A.)
LM & B Catalog
Credit Depository Account
634888507

JPMorgan Chase Bank (formerly Bank One N.A.)
Monterey Bay Clothing
Credit Depository Account
635885700

                                    Exhibit A

Procedures of Independent Accountants

1. Select a random sample of 5 applications for testing of proper approval or denial of credit, applying the criteria specified in the Credit and Collection Policies.

2. Select a random sample of 5 transactions representing both credit authorizations and line changes and will review them for compliance with Credit and Collection Policies.

3. Perform observation tests for 5 individual delinquent accounts to determine if the collections procedures are being performed in accordance with the Credit and Collection Policies.

4. For a random selection of 5 accounts which are in excess of 30 days delinquent and up to 90 days delinquent, review prior account statements or system records to determine if the system is properly aging the balances.

5. For a random selection of 5 accounts which are in excess of 90 days delinquent, review prior account statements or system records to determine if the system is properly aging the balances.

6. Select a random sample of 5 accounts, if any, which are in excess of 180 days delinquent and determine whether the account has been written off in accordance with Credit and Collection Policies.

7. Select 5 days during the past 6 months and verify (i) Servicer's calculation of the Asset Interest for such day and (ii) Servicer's allocations of daily Collections for such days complies with Section 1.03 of the Receivables Purchase Agreement.

8. Select 2 monthly servicing reports within the past 6 months and reconcile the following with Servicer's systems and records:

     a.   Beginning and ending outstanding Principal Receivables balance

     b.   Beginning and ending Discounted Principal Receivables Balance

     c.   Beginning and ending Finance Charge Receivables balance

     d. Monthly Finance Charge Collections, including Discount Collections component

     e.   Monthly Principal Collections

     f.   Monthly Charged-Off Receivables

     g.   Benchmark Amount

     h.   Required Reserve Account Amount

     i.   Required Reserve Account Percentage

     j.   Required Cash Collateral Amount

     k. Cash Collateral Shortfall, Excess Cash Collateral, and Reserve Account Shortfall if any

9. Select 2 monthly servicing reports within the past 6 months and recalculate the following:

     a. Portfolio Excess Spread Percentage including Portfolio Excess Spread Amount

     b.   Monthly Principal Payment Rate

     c.   Dilution Percentage

10. Check the amounts distributed under the monthly reports selected and verify compliance with the waterfall allocation as specified in Section 3.01 of the Receivables Purchase Agreement. Verify the flow of funds to and from accounts as complying with Section 3.01 of the Receivables Purchase Agreement.

                                    Exhibit B


                                                       Barclay Capital
                                                       5 The North Colonnade
                                                       Canary Wharf
                                                       London E14 4BB

                                                       Tel +44 (0)20 7623 2323



To:             [________________] (the "Counterparty" or "Party B")
Attn:           [________________]
Fax No:         [________________]
From:           BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")
Date:           [________________]
Reference:      [________________]



The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meanings assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

1. This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of [________________] between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement.

The terms of the particular Transaction to which this Confirmation relates are as follows:


------------------------------------------- --------------------------------------------
2.                                          TRADE DETAILS
------------------------------------------- --------------------------------------------
Notional Amount:                            USD[________________] (Amortising as per
                                            Schedule A attached hereto).
------------------------------------------- --------------------------------------------
Trade Date:                                 [________________]
------------------------------------------- --------------------------------------------
Effective Date:                             [________________]
------------------------------------------- --------------------------------------------
Termination Date:                           [________________]; subject  to adjustment
                                            with the Following Business Day Convention.
------------------------------------------- --------------------------------------------
Fixed Amounts:
------------------------------------------- --------------------------------------------
         Fixed Rate Payer:                  Counterparty.

         Fixed Rate Payer Payment Date(s):  [  ]; subject to adjustment in accordance with the Following Business Day Convention.

         Fixed Amount:                      USD[________________]
------------------------------------------- --------------------------------------------
Floating Amounts:
------------------------------------------- --------------------------------------------
         Floating Rate Payer:               Barclays.
         Cap Rate                           [____]%

         Floating Rate Payer Period End
         Date(s):                           The [20th]of
                                            each month in each year
                                            from (and including)
                                            [________________] to
                                            (and including) the
                                            Termination Date; subject
                                            to adjustment in
                                            accordance with the
                                            Following Business Day
                                            Convention.

         Floating Rate Payer Payment
         Date(s):                           Each day that is
                                            one day prior to each
                                            Floating Rate Payer
                                            Period End Date subject
                                            to adjustment in
                                            accordance with the
                                            Preceding Business Day
                                            Convention.

         Floating Rate Option.              USD-LIBOR-BBA

         Floating Rate Day Count Fraction:  Actual / 360.

         Designated Maturity:               1 Month.

------------------------------------------- --------------------------------------------
         Reset Dates:                       The first day of each Calculation Period.
------------------------------------------- --------------------------------------------
Business Days:                              New York.
------------------------------------------- --------------------------------------------
Calculation Agent:                          Barclays.
------------------------------------------- --------------------------------------------
Governing Law:                              This Transaction and this Confirmation will
                                            be governed by and construed in accordance
                                            with the laws of the State of New York
                                            (without reference to choice of law doctrine
                                            except Section 5-1401 and Section 5-1402 of
                                            the New York General Obligation Law).
------------------------------------------- --------------------------------------------
3.                                          ACCOUNT DETAILS
------------------------------------------- --------------------------------------------
Payments to Barclays:                       Correspondent: BARCLAYS BANK PLC NEW YORK
                                            FEED: 026002574
                                            Beneficiary: BARCLAYS SWAPS
                                            Beneficiary Account: 050-01922-8
------------------------------------------- --------------------------------------------
Payments to Counterparty:                   [________________]
------------------------------------------- --------------------------------------------
4.                                          OFFICES
------------------------------------------- --------------------------------------------
Barclays:                                   Address for Notices:
                                            -------------------
                                            5 The North Colonnade
                                            Canary Wharf
                                            E14 4 BB
                                            Tel: 44(20) 7773 6461
                                            Fax: 44(20) 777 36810

------------------------------------------- --------------------------------------------
Counterparty:                               Address for Notices:
                                            -------------------
                                            [----------------]
------------------------------------------- --------------------------------------------

5. Left Intentionally Blank.

7. Provisions Deemed Incorporated into this Agreement upon Transfer:

The following provisions i) through vii) will be deemed to be incorporated into the Agreement:

     i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

     ii)  Termination Provisions. For purposes of the Agreement:

          (a) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

               Section 5(a)(v): None;
               Section 5(a)(vi): None;
               Section 5(a)(vii): None;
               Section 5(b)(iv):  None;

               and in relation to Party B for the purpose of the Agreement:

               Section 5(a)(v): None;
               Section 5(a)(vi): None;
               Section 5(a)(vii): None;
               Section 5(b)(iv):  None.

          (b) "Specified Transaction" shall be inapplicable to Party A and Party B.

          (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

          (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

          (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

          (f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

          (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

          (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

          (i) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

          (j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

          (k) Payments on Early Termination. For the purpose of Section 6(e) of the Transferred Agreement:

               (i)  Market Quotation will apply.

               (ii) The Second Method will apply.

          (l)  "Termination Currency" means United States Dollars.

iii) Tax Representations.

     Payer Tax Representations. For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     Barclays Payee Tax Representations. For the purpose of Section 3(f), Barclays makes the following representations:


     (i) with respect to payments made to Party A which are not effectively connected to the United States:

          It is a public limited company organized and existing under the laws of England and Wales.

          It is a non-U.S. branch of a foreign person for United States federal income tax purposes;

          It is fully eligible for the benefits of the "Business Profits" provision, the "Interest" provision, or the "Other Income" provision of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement, and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the United States. If such representation applies, then: "Specified Treaty" means the income tax convention between the United Kingdom and the United States.

     (ii) with respect to payments made to Party A which are effectively connected to the United States:

          Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.



          Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

               Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

iv)  Documents to be Delivered. For the purpose of Section 4(a):

     (a) Tax forms, documents or certificates to be delivered are:

------------------------------------- ----------------------------------- -----------------------------------
Party required to deliver document    Form/Document/Certificate           Date by which to be delivered
------------------------------------- ----------------------------------- -----------------------------------
Barclays and Counterparty             Any document required or            Promptly after the earlier of
                                      reasonably requested to allow       (i) reasonable demand by
                                      the other party to make             either party or (ii) within 30
                                      payments under this Agreement       days of the Transfer Date.
                                      without any deduction or
                                      withholding for or on the
                                      account of any Tax or with
                                      such deduction or withholding
                                      at a reduced rate.
------------------------------------- ----------------------------------- -----------------------------------


     (b) Other Documents to be delivered are:

------------------ ------------------------------------ --------------------- --------------------
Party required to  Form/Document/Certificate            Date by which to be   Covered by Section
deliver document                                        delivered             3(d) representation
------------------ ------------------------------------ --------------------- --------------------
Barclays and the   Any documents required or            Within 10 Business    Yes
Counterparty       reasonably requested by the          Days of the
                   receiving party to evidence          Effective Date
                   authority of the delivering
                   party to execute and deliver
                   this Agreement, any Confirmation
                   to which it is a party, and to
                   evidence the authority of the
                   delivering party to perform its
                   obligations under this
                   Agreement, and such Confirmation
                   as the case may be.
------------------ ------------------------------------ --------------------- --------------------
Barclays and the   A certificate of an authorized       Within 10 Business    Yes
Counterparty       officer of the party, as to the      Days of the
                   incumbency and authority of the      Effective Date
                   respective officers of the party
                   signing this agreement, or any
                   Confirmation, as the case may be.
------------------ ------------------------------------ --------------------- --------------------

v)   Miscellaneous.

     (a)  Address for Notices: For the purposes of Section 12(a) of this
          Agreement:

     Address for notices or communications to Barclays:

         Address:          5 The North Colonnade
                           Canary Wharf
                           E14 4BB
         Facsimile:        44(20) 777 36461
         Phone:            44(20) 777 36810

     Address for notices or communications to the Counterparty:

     To be provided by counterparty.

     (b)  Process Agent. For the purpose of Section 13(c):

          Barclays appoints as its Process Agent: Barclays Bank PLC, New York Branch.

          Counterparty appoints as its Process Agent: Not Applicable.

     (c)  Offices. The provisions of Section 10(a) will apply to this Agreement.

     (d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

          Barclays is a Multibranch Party and may act through its London and New York offices.

          Counterparty is not a Multibranch Party.

     (e) Calculation Agent. The Calculation Agent is Barclays; provided, however, that if an Event of Default occurs with respect to Barclays, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.


     (f) Credit Support Document. Not applicable for either Barclays or the Counterparty.

     (g)  Credit Support Provider.

          With respect to Barclays: Not Applicable.

          With respect to Counterparty: Not Applicable.

     (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

     (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

     (k) "Affiliate" Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement.

     (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

     (m) Security Interest. Party A hereby acknowledges that Party B has granted a security interest in all right, title, claims and demands of Party B in, to and under this Confirmation to Barclays Bank PLC in its capacity a the Administrator (in such capacity, the "Administrator") under the Receivables Purchase Agreement dated as of May 18, 2005, as amended, among Party B, as Seller, Spirit of America, Inc., as Servicer, Sheffield Receivables Corporation, as Purchaser, and the Administrator. Party A further agrees that if the Administrator so directs, Party A will remit payments owing to Party B under this Confirmation to the Administrator or as the Administrator directs, and Party A hereby consents to the foregoing.

          The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

vi)  Additional Representations:

     Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

     (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

     (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

     (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

     (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

     (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

vii) Other Provisions.

     (a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of

          Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to
          Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.


     (b) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

     (c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Final Payment Date (as defined in the Receivables Purchase Agreement).



                     [Rest of Page Left Intentionally Blank]

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both
(i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.


For and on behalf of                   For and on behalf of
BARCLAYS BANK PLC                      [________________]
-------------------------------------- -----------------------------------------


-------------------------------------- -----------------------------------------
Name:                                  Name:
Title:                                 Title:
Date:                                  Date:



Subject to any confidentiality arrangements with Party B, Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients for purposes of evaluating the credit quality of a transaction counterparty. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

Schedule A to the Confirmation dated as of May 11, 2005
Re: Reference Number XXXXXXXXB



  Period Start Date           Period End Date         Notional (in USD)
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [55,000,000]
  [              ]            [             ]            [51,071,429]
  [              ]            [             ]            [47,142,857]
  [              ]            [             ]            [43,214,286]
  [              ]            [             ]            [39,285,714]
  [              ]            [             ]            [35,357,143]
  [              ]            [             ]            [31,428,571]
  [              ]            [             ]            [27,500,000]
  [              ]            [             ]            [23,571,429]
  [              ]            [             ]            [19,642,857]
  [              ]            [             ]            [15,714,286]
  [              ]            [             ]            [11,785,714]
  [              ]            [             ]             [7,857,143]
  [              ]            [             ]             [3,928,571]



                     [Rest of Page Left Intentionally Blank]

                                    Exhibit C









                                   FIRST TIER

                           PURCHASE AND SALE AGREEMENT


                            Dated as of June 2, 2005


                                      among


                            CROSSTOWN TRADERS, INC.,
                        and certain of its subsidiaries,

                                   as sellers,


                                       and


                               CATALOG SELLER LLC,

                                  as purchaser,


                                       and


                            SPIRIT OF AMERICA, INC.,

                                   as Servicer

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I     DEFINITIONS......................................................2

ARTICLE II    AGREEMENT TO PURCHASE AND SELL...................................4

    SECTION 2.1.     Agreement to Purchase and Sell............................4

    SECTION 2.2.     Automatic Additional Accounts.............................6

    SECTION 2.3.     Additional Included Portfolios............................6

ARTICLE III   CALCULATION OF PURCHASE PRICE....................................6

    SECTION 3.1.     Calculation of Purchase Price.............................6

ARTICLE IV    PAYMENT OF PURCHASE PRICE........................................7

    SECTION 4.1.     Purchase Price Payment....................................7

    SECTION 4.2.     No Recourse or Assumption of Obligations..................8

    SECTION 4.3.     Recordkeeping.............................................8

    SECTION 4.4.     Settlement as to Specific Receivables.....................9

    SECTION 4.5.     Settlement as to Dilution.................................9

    SECTION 4.6.     Reimbursement By Sub-Originators..........................9

    SECTION 4.7.     Reconveyance of Receivables..............................10

    SECTION 4.8.     Loans by Catalog Seller..................................10

ARTICLE V     CONDITIONS OF PURCHASES.........................................10

    SECTION 5.1.     Conditions Precedent to Initial Purchase.................10

ARTICLE VI    REPRESENTATIONS AND WARRANTIES OF ORIGINATOR....................11

    SECTION 6.1.     Organization and Good Standing...........................11

    SECTION 6.2.     Due Qualification........................................11

    SECTION 6.3.     Power and Authority; Due Authorization...................11

    SECTION 6.4.     Enforceability...........................................11

    SECTION 6.5.     No Conflict..............................................11

    SECTION 6.6.     No Violation.............................................12

    SECTION 6.7.     No Proceedings...........................................12

    SECTION 6.8.     All Consents Required....................................12

    SECTION 6.9.     Investment Company Act...................................12

    SECTION 6.10.    Quality of Title.........................................12

    SECTION 6.11.    Accuracy of Information..................................13

    SECTION 6.12.    Accounts.................................................13

                                TABLE OF CONTENTS
                                  (Continued)
                                                                            Page

ARTICLE VII   COVENANTS OF ORIGINATORS........................................13

    SECTION 7.1.     Covenants................................................13

    SECTION 7.2.     Reporting Requirements...................................14

ARTICLE VIII  ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE
              RECEIVABLES.....................................................15

    SECTION 8.1.     Rights of Catalog Seller.................................15

    SECTION 8.2.     Responsibilities of Originators..........................15

    SECTION 8.3.     Further Action Evidencing Purchases......................15

    SECTION 8.4.     Additional Financing Statements..........................16

    SECTION 8.5.     Application of Collections...............................16

ARTICLE IX    INDEMNIFICATION.................................................16

    SECTION 9.1.     Indemnities by Originators...............................16

ARTICLE X     MISCELLANEOUS...................................................17

    SECTION 10.1.    Amendments, etc..........................................17

    SECTION 10.2.    Notices, etc.............................................18

    SECTION 10.3.    No Waiver; Cumulative Remedies...........................18

    SECTION 10.4.    Binding Effect; Assignability............................18

    SECTION 10.5.    Governing Law............................................18

    SECTION 10.6.    Costs, Expenses and Taxes................................18

    SECTION 10.7.    SUBMISSION TO JURISDICTION...............................19

    SECTION 10.8.    WAIVER OF JURY TRIAL.....................................19

    SECTION 10.9.    Captions and Cross References; Incorporation by
                     Reference................................................19

    SECTION 10.10.   Execution in Counterparts................................19

    SECTION 10.11.   Acknowledgment and Agreement.............................19

    SECTION 10.12.   No Proceedings...........................................20

SCHEDULE A - Addresses for Notices

EXHIBIT A - Form of Purchase Report

EXHIBIT B - Form of Joinder Agreement

                     FIRST TIER PURCHASE AND SALE AGREEMENT

     THIS FIRST TIER PURCHASE AND SALE AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of June2, 2005, is among:

     (i)    CROSSTOWN TRADERS, INC. , a Delaware corporation ("Parent
            Originator"),

     (ii)   ARIZONA MAIL ORDER COMPANY, INC., a Delaware corporation
            ("Arizona"),

     (iii)  BEDFORD FAIR APPAREL, INC., a Delaware corporation ("Bedford"),

     (iv)   LM&B CATALOG, INC., a Delaware corporation ("LM&B"),

     (v)    MONTEREY BAY CLOTHING COMPANY, INC., a Delaware corporation
            ("Monterey");

     (vi) any other Subsidiary of Parent Originator that may become a party hereto as contemplated by Section 2.3 (together with Arizona, Bedford, LM&B and Monterey, the "Sub-Originators");

     (vii) CATALOG SELLER LLC, a Delaware limited liability company ("Catalog Seller"), and

     (viii) SPIRIT OF AMERICA, INC., a Delaware corporation (in such capacity, the "Servicer") as Servicer pursuant to the Receivables Purchase Agreement.

                                  Background

     A. Catalog Seller is a Delaware limited liability company, the sole equity member of which is Fashion Service Corp., a Delaware corporation ("FSC").

     B. Each of the Sub-Originators is a Subsidiary of the Parent Originator.

     C. Each of the Sub-Originators and the Parent Originator (collectively, the "Originators") wish to obtain funding for its businesses by selling
Receivables and Related Rights as contemplated hereby, with the understanding that Catalog Seller will, in turn, sell such Receivables and Related Rights to CR LLC.

     D. Spirit of America, Inc., a Delaware corporation ("Spirit"), will provide services as Servicer pursuant to the Receivables Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A to the Amended and Restated Receivables Purchase Agreement, dated June 2, 2005 (as amended, supplemented or otherwise modified, the "Receivables Purchase Agreement"), among CATALOG RECEIVABLES LLC, a Delaware limited liability company, as the Seller ("CR LLC"), Spirit as Servicer, SHEFFIELD RECEIVABLES CORPORATION, a Delaware corporation, as purchaser ("Sheffield"), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales ("Barclays"), as administrator for Sheffield (in such capacity, the "Administrator"). The following terms have the respective meanings indicated herein below:

     "Addition Cut-Off Date" means, as to the Accounts in any portfolio that becomes an Included Portfolio after the Initial Cut-Off Date, the date specified by Parent Originator to Catalog Seller.

     "Addition Date" means, as to any Automatic Additional Account, the date on which such account is created or otherwise becomes an Automatic Additional Account.

     "Additional Account" means (i) each revolving charge account included in an Included Portfolio designated after the Initial Funding Date pursuant to Section
2.3 hereof, and (ii) each Automatic Additional Account.

     "Adjusted Net Worth" means, at any time, Catalog Seller's net worth determined in accordance with GAAP, except that the value given to any deferred purchase price payable by CR LLC to Catalog Seller in respect of Receivables shall not exceed the aggregate outstanding amount of the Receivables (excluding Charged-Off Receivables).

     "Automatic Additional Account" means each revolving charge account in any Included Portfolio that is established pursuant to a Contract coming into existence after (a) the Initial Cut-Off Date (in the case of an Included Portfolio existing as of the Initial Cut-Off Date) or (b) the Addition Cut-Off Date relating to the first Addition Date on which receivables from accounts in the applicable portfolio are transferred to Catalog Seller (in the case of any other Included Portfolio) and, in either case, prior to the Automatic Addition Termination Date for the related portfolio.

     "Automatic Addition Termination Date" shall have the meaning assigned to such term in Section 2.2.

     "Bank Agent" means Wachovia Bank, National Association, in its capacity as Administrative Agent, Collateral Agent and Joint Book Lender under the Bank Credit Agreement.

     "Bank Credit Agreement" means the Amended and Restated Loan and Security Agreement, dated as of January 29, 2004 among Charming Shoppes, Inc., certain of its subsidiaries (including the Originator), and certain lenders party thereto, as such agreement may be amended or modified and in fact, and under any successor credit agreement for which Wachovia Bank, National Association is the Administrative Agent.

     "Bank Lenders" means the lenders under the Bank Credit Agreement.

     "Buyer" shall mean each of Parent Originator and Catalog Seller, as applicable, in its capacity hereunder as a purchaser of Receivables and Related Rights.

     "Deemed Collection" means amounts payable by Parent Originator pursuant to
Section 4.4 or 4.5.

     "Excluded Amounts" shall mean Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence, breach of contract or willful misconduct on the part of any Purchase and Sale Indemnified Party, (ii) recourse (except as otherwise specifically provided in this Agreement) for any Receivable that is not paid as a result of credit related issues, or (iii) any tax based upon or measured by net income.

     "Ineligible Purchased Receivable" means a Receivable purchased hereunder that is not an Eligible Receivable as of the date such Receivable was purchased by Catalog Seller.

     "Initial Accounts" means each revolving charge account existing in the Included Portfolios as of the Initial Cut-Off Date.

     "Initial Cut-Off Date" means May 25, 2005 or such other date as to which Originator and Catalog Seller may agree in writing.

     "Initial Funding Date" means June 2, 2005 or another date mutually agreed between Parent Originator and Catalog Seller.

     "Minimum Net Worth" means, at any time, 3.5% of the aggregate outstanding amount of the Receivables (excluding Charged-Off Receivables).

     "Originator Material Adverse Effect" means, with respect to an Originator and any event or circumstance, a material adverse effect on:

     (i) the ability of such Originator to perform its obligations under this Agreement or any other Transaction Document to which such Originator is a party;

     (ii) the validity, enforceability as against such Originator of this Agreement or any other Transaction Document to which such Originator is a party or the Receivables, the Accounts or the related Contracts, in each case taken as a whole; or

     (iii) the status, existence, perfection, priority or enforceability of Catalog Seller's interest in a material portion of the Receivables assets described in Section 2.1.

     "Purchase and Sale Indemnified Amounts" shall have the meaning assigned to such term in Section 9.1 hereof.

     "Purchase and Sale Indemnified Party" shall have the meaning assigned to such term in Section 9.1 hereof.

     "Purchase and Sale Termination Date" shall be the Final Payout Date under the Receivables Purchase Agreement or such later date as shall be agreed in writing among Originators, Catalog Seller and the Servicer.

     "Purchase Facility" shall have the meaning assigned to such term in Section
2.1 hereof.

     "Purchase Price" shall have the meaning assigned to such term in Section 3.1(a) hereof.

     "Purchase Report" shall have the meaning assigned to such term in Section 3.1(b) hereof.

     "Related Rights" with respect to any Receivables, shall mean:

          (i) all rights to, but not the obligations under, related Contracts and Related Security with respect to such Receivables;

          (ii) all Collections with respect to such Receivables, Contracts and Related Security;

          (iii) all books and records related to any of the foregoing; and

          (iv) all proceeds of the foregoing (as defined in the UCC) received on or after the date hereof including, without limitation, all funds which either are received by an Originator or the Servicer from or on behalf of the Obligors in payment of any amounts owed in respect of Receivables, or are applied to such amounts owed by the Obligors; provided, that, the Related Rights shall not include any interests in any returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Receivable.

                                   ARTICLE II
                         AGREEMENT TO PURCHASE AND SELL

     Section 2.1 Agreement to Purchase and Sell. (a) On the terms and subject to the conditions set forth in this Agreement (including Article V), and in consideration of the applicable Purchase Price, each Sub-Originator agrees to sell, assign and transfer, and does hereby sell, assign and transfer to Parent Originator, and Parent Originator agrees to purchase, and does hereby purchase, from such Sub-Originator, all of such Sub-Originator's right, title and interest in and to:

     (i) all Receivables of such Sub-Originator arising in the Initial Accounts and existing as of the close of business on the Initial Cut-Off Date and all Receivables thereafter arising in the Initial Accounts until the Purchase and Sale Termination Date;

     (ii) all Receivables of such Sub-Originator arising in Additional Accounts existing as of the close of business on each applicable Addition Date, or if earlier, the applicable Addition Cut-Off Date, and all Receivables thereafter arising in the Additional Accounts until the Purchase Termination Date; and

     (iii) all Related Rights with respect to such Receivables.

     (b) On the terms and subject to the conditions set forth in this Agreement (including Article IV), and in consideration of the applicable Purchase Price, Parent Originator agrees to sell, assign and transfer, and does hereby sell, assign and transfer to Catalog Seller, and Catalog Seller agrees to purchase, and does hereby purchase, from Parent Originator, all of Parent Originator's right, title and interest in and to:

     (i) all Receivables arising in the Initial Accounts in existence as of the close of business on the Initial Cut-Off Date and all Receivables thereafter arising in the Initial Accounts until the Purchase and Sale Termination Date, including without limitation Receivables acquired by Parent Originator from the Sub-Originators;

     (ii) all Receivables arising in Additional Accounts and existing as of the close of business on each applicable Addition Date, or if earlier, the applicable Addition Cut-Off Date, and all Receivables thereafter arising in the Additional Accounts until the Purchase Termination Date, including without limitation Receivables acquired by Parent Originator from the Sub-Originators; and

     (iii) all Related Rights with respect to such Receivables.

     (b) All purchases hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of the applicable Originator set forth herein. Catalog Seller's foregoing commitment to purchase Receivables and Related Rights, is herein called the "Purchase Facility".

     (c) It is the intention of the parties hereto that each conveyance of Receivables and Related Rights hereunder shall constitute a sale, which sale is absolute and irrevocable and provides the applicable Buyer with the full benefits of ownership of the Receivables and Related Rights. If, notwithstanding such intention, any sale by an Originator of Receivables or Related Rights hereunder shall be characterized as a secured loan or such sale for shall any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables and Related Rights hereunder shall constitute a true sale, each Originator hereby grants to the applicable Buyer a security interest in all of such Originator's right, title and interest to and under all Receivables which are now or hereafter arising (including without limitation, in the case of Parent Originator, Receivables acquired by it from Sub-Originators), all Related Rights with respect thereto and all

Collections and other proceeds thereof to secure the prompt and complete payment of a loan deemed to have been made in the amount equal to the Purchase Price of Receivables transferred to such Buyer by such Originator hereunder. In respect thereof, such Buyer and its assigns shall have all rights and remedies provided to a secured creditor under the UCC and other applicable law which rights and remedies shall be cumulative.

     Section 2.2 Automatic Additional Accounts. Automatic Additional Accounts shall be included as Accounts from and after the date upon which they are created, and all Receivables in Automatic Additional Accounts, whether such Receivables are then existing or thereafter created, shall be transferred automatically by the applicable Sub-Originator to Parent Originator, and by Parent Originator to Catalog Seller, upon their creation. At any time Parent Originator may terminate the inclusion in Accounts of new accounts originated by any Sub-Originator which would otherwise be Automatic Addition Accounts, provided that (i) such Sub-Originator shall have consented to such termination,
(ii) such termination shall be effective on a Business Day (the "Automatic Addition Termination Date"), (iii) Parent Originator shall have given Catalog Seller, CR LLC and the Administrator written notice of such termination at least ten days prior to the Automatic Addition Termination Date, and (iv) such termination would not be expected to cause a Liquidation Event. Each of Catalog Seller, CR LLC and Administrator hereby authorizes each Originator to file, at its own expense and following delivery of a copy thereof to the Administrator, a partial release to the financing statements showing such Originator as debtor and referred to in Section 8.3 after each Automatic Addition Termination Date applicable to such Originator, to release any security interest in any accounts in the related portfolio created after the Automatic Addition Termination Date.

     Section 2.3 Additional Included Portfolios. Parent Originator may from time to time designate additional portfolios of accounts to be "Included Portfolios" which are of similar customer profile and product profile and which were originated using similar underwriting criteria as other Accounts currently arising in the Included Portfolio; provided, that (i) the Sub-Originator that originated such portfolio shall have consented to such designation, (ii) Parent Originator shall have provided Catalog Seller, CR LLC, Servicer, the Administrator and Moody's not less than five (5) Business Days' notice prior to such designation, (iii) such designation is not reasonably expected to cause a Material Adverse Effect, and (iv) if a Subsidiary of Parent Originator other than Arizona, Bedford, LM&B or Monterey is the originator of any of the Accounts included in such additional portfolio, such Subsidiary shall (x) have been approved in writing by the Administrator (y) have become a party to this Agreement by executing a Joinder Agreement substantially in the form of Exhibit B hereto, and (z) have caused its counsel to deliver to the Administrator opinions comparable to those delivered to the Administrator with respect to the other Originators on the Initial Funding Date.

                                  ARTICLE III
                          CALCULATION OF PURCHASE PRICE

     Section 3.1 Calculation of Purchase Price. (a) On the terms and subject to the conditions set forth in this Agreement, each Buyer agrees to make all Purchase Price payments to the applicable Originator in accordance with Article
IV. The "Purchase Price" (to be paid to an Originator in accordance with the terms of Article IV) for the Receivables conveyed on any day, and the Related Rights with respect thereto, shall be (i) for all of the Charged-Off Receivables conveyed on the Initial Funding Date, $1,176,835 (representing approximately 4.0% of the unpaid amount thereof as of the Initial Cut-Off Date), and (ii) for all other Receivables, the aggregate unpaid amount of such Receivables (without giving effect to any discounting).

     (b) On the Initial Funding Date and on each Report Date, Servicer shall deliver to Catalog Seller and Parent Originator (on behalf of each Originator) a report, in form and substance satisfactory to Catalog Seller and Originators (each such report being herein called a "Purchase Report", which is substantially in the form of Exhibit A), which report shall describe the purchases of Receivables by a Buyer from an Originator that occurred during the preceding Due Period (or, in the case of the Initial Funding Date, on such date), and the other amounts paid or to be payable with respect to such Due Period pursuant to Article III hereof.

                                   ARTICLE IV
                            PAYMENT OF PURCHASE PRICE

     Section 4.1 Purchase Price Payment. (a) On the Initial Funding Date, (i) Parent Originator shall pay to each Sub-Originator the Purchase Price for the Receivables sold by such Sub-Originator to Parent Originator on the Initial Funding Date and (ii) Catalog Seller shall pay Parent Originator the Purchase Price for the Receivables sold to Catalog Seller on the Initial Funding Date.

     (b) On each Business Day after the Initial Funding Date, each Sub-Originator and Parent Originator shall settle as to the Purchase Price for Receivables and Related Rights conveyed to Parent Originator by Sub-Originator since the preceding Business Day. Parent Originator shall pay such Purchase Price to such Sub-Originator in cash.

     (c) On each Business Day after the Initial Funding Date, Catalog Seller and Parent Originator shall settle as to the Purchase Price for Receivables and Related Rights conveyed by Parent Originator to Catalog Seller since the preceding Business Day. Amounts paid by Catalog Seller to the Parent Originator on such day shall be applied as follows:

          first, as a payment of interest on outstanding deferred Purchase Price, calculated as provided in subsection (d), with respect to the related (or any earlier) period;

          second, as a payment of the remaining Purchase Price for Receivables conveyed since the preceding Business Day and the Related Rights with respect thereto;

          third, as a payment of deferred Purchase Price for Receivables conveyed during any prior period and the Related Rights with respect thereto; and

          fourth, if Parent Originator and Catalog Seller so agree, as a loan by Catalog Seller to Originator, on the terms described in Section 4.7.

     (d) Any portion of the Purchase Price for Receivables and Related Rights conveyed on any day that is not paid under priority second of subsection (c) above shall be treated as deferred Purchase Price and shall be payable from time to time as provided in such subsection

(c); provided that the aggregate outstanding amount of such deferred Purchase Price at any time shall not cause the Adjusted Net Worth to be less than the Minimum Net Worth. Catalog Seller shall pay interest on the deferred Purchase Price outstanding from time to time under this Agreement at a variable rate per annum equal to the rate of interest published in the Wall Street Journal as the "Federal Funds" rate plus 1.0% per annum as of the last Business Day of the most recent Due Period. Such interest shall be computed on the basis of the actual number of days elapsed and a 365-day year and shall be paid as provided in subsection (c).

     For administrative convenience, interest on such deferred Purchase Price and interest on any loans from Catalog Seller to Parent Originator described in
Section 4.8 shall be calculated on the following basis. On each Settlement Date, Catalog Seller and Parent Originator shall determine whether, after giving effect to subsection (b), any deferred Purchase Price was outstanding during the related (or any earlier) Due Period and whether there was any loan outstanding from Catalog Seller to Parent Originator during such Due Period. Any such outstanding deferred Purchase Price or outstanding loan is referred to below as an "Intercompany Balance". Catalog Seller and Parent Originator will then determine the average of the outstanding Intercompany Balances for each day during that Due Period, treating any deferred Purchase Price as a positive number and any loan as a negative number for purposes of this calculation. If such average is a positive number, then the amount of deferred Purchase Price outstanding on each day during the related Due Period shall be deemed (solely for purposes of calculating interest) to have equaled such positive number (and the amount of loans outstanding on each day during such Due Period shall be deemed to have been zero). Conversely, if such average is a negative number, then the principal amount of the loan outstanding on each day during the related Due Period shall be deemed (solely for purposes of calculating interest) to have equaled the absolute value of such negative number (and the amount of deferred Purchase Price outstanding on each day during such Due Period shall be deemed to have been zero).

     Section 4.2 No Recourse or Assumption of Obligations. (a) Except as specifically provided in this Agreement, the contribution, purchase and sale of Receivables by an Originator under this Agreement shall be without recourse to such Originator. Each Originator and the applicable Buyer intend the transactions hereunder to constitute true sales of Receivables by such Originator to such Buyer, providing such Buyer with the full risks and benefits of ownership of the Receivables (such that the Receivables would not be property of such Originator's estate upon the occurrence of an Event of Bankruptcy with respect to such Originator).

     (b) Catalog Seller shall not have any obligation or liability with respect to any Receivable, nor shall Catalog Seller have any obligation or liability to any Obligor or other customer or client of an Originator (including any obligation to perform any of the obligations of such Originator under the Receivables).

     Section 4.3 Recordkeeping. Servicer shall make all appropriate record keeping entries with respect to the deferred Purchase Price to reflect payments by Catalog Seller thereon and Servicer's books and records shall constitute rebuttable presumptive evidence of all accrued and unpaid deferred Purchase Price and interest thereon.

     Section 4.4 Settlement as to Specific Receivables. Subject to Section 8.2(a) hereof, if an officer of an Originator obtains knowledge or receives notice from Catalog Seller, the Servicer or the Administrator that (a) on the day that any Receivable purchased hereunder was purchased by Catalog Seller any of the representations or warranties set forth in Section 6.10 was not true with respect to such Receivable, or such Receivable was an Ineligible Purchased Receivable or (b) as a result of any action or inaction of an Originator, on any day any of the representations or warranties set forth in Section 6.10 is no longer true with respect to a Receivable, then such Originator shall notify Parent Originator and Catalog Seller and Parent Originator shall reduce the Purchase Price payable to Parent Originator by Catalog Seller with respect to Receivables that arose on such day by an amount equal to the unpaid amount of such Receivable; provided, however, that if there have been no purchases of Receivables (or insufficiently large purchases of Receivables to create a Purchase Price large enough to so reduce by the amount of such net reduction) from Parent Originator on such day, any amount owed by which the Purchase Price payable to Parent Originator would have been reduced pursuant to the immediately preceding clause of this sentence shall be paid by Parent Originator on or prior to the following Settlement Date in immediately available funds deposited in such account as Catalog Seller may specify in writing to Parent Originator from time to time; provided, further, that if Catalog Seller thereafter receives payment on account of Collections due with respect to such Receivable, Catalog Seller promptly shall deliver such funds to Parent Originator.

     Section 4.5 Settlement as to Dilution. Each Purchase Report shall include, in respect of the Receivables previously generated by the Originators, a calculation of the aggregate net reduction in the aggregate unpaid amount of such Receivables owed by particular Obligors on account of any defective, rejected or returned merchandise or services, any cash discount, or any incorrect billings, other adjustments, or setoffs in respect of any claims by the Obligor(s) thereof against any Originator or any of its Affiliates (other than Catalog Seller) (whether such claims arise out of the same or a related or unrelated transaction), or any rebate or refund during the most recent month. Subject to Section 8.2(a) hereof, the Purchase Price to be paid to Parent Originator by Catalog Seller for the Receivables generated on the day on which such Purchase Report is delivered shall be decreased by the amount of such net reduction; provided, however, that if there have been no purchases of Receivables (or insufficiently large purchases of Receivables to create a Purchase Price large enough to so reduce by the amount of such net reduction) from Parent Originator on such day, any amount owed by which the Purchase Price payable to Parent Originator would have been reduced pursuant to the immediately preceding clause of this sentence shall be paid on or prior to the following Settlement Date in immediately available funds deposited in such account as Catalog Seller may specify in writing to Parent Originator from time to time.

     Section 4.6 Reimbursement By Sub-Originators. In the event that Parent Originator has made a payment to Catalog Seller pursuant to Section 4.4 or 4.5, or the Purchase Price payable to it is reduced by operation of such sections, and such payment or reduction resulted from a breach of warranty of a Sub-Originator or any action or failure to act of such Sub-Originator, such Sub-Originator shall compensate Parent Originator for Parent Originator's losses as a result of Parent's fulfillment of its obligations under Section 4.4 or 4.5 within 30 days of the circumstances giving rise to such obligation.

     Section 4.7 Reconveyance of Receivables. In the event that Parent Originator has paid to Catalog Seller the full unpaid amount of any Receivable pursuant to Section 4.4 or 4.5, Catalog Seller shall reconvey such Receivable (and the Contracts and Related Security with respect thereto) to Parent Originator, without representation or warranty, but free and clear of all liens created by Catalog Seller.

     Section 4.8 Loans by Catalog Seller. Catalog Seller may make loans to Parent Originator from time to time if so agreed between such parties and to the extent that Catalog Seller has funds available for that purpose after satisfying its obligations under this Agreement and the Second Tier Agreement. Any such loan shall be payable upon demand (and may be prepaid without penalty or premium) and shall bear interest at such rate as Catalog Seller and Parent Originator shall from time to time agree.

                                   ARTICLE V
                             CONDITIONS OF PURCHASES

     Section 5.1 Conditions Precedent to Initial Purchase. The initial purchase hereunder is subject to the condition precedent that Catalog Seller shall have received, on or before the Initial Funding Date, the following, each (unless otherwise indicated) dated such date and each in form and substance satisfactory to Catalog Seller:

     (a) A certified copy of the resolutions of the Board of Directors of each Originator authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party;

     (b) A certified copy of the articles of incorporation and by-laws of each Originator;

     (c) A good standing certificate for each Originator issued as of a recent date by the Delaware Secretary of State;

     (d) A certificate of the Secretary or an Assistant Secretary of each Originator certifying the names of its officer or officers authorized to sign this Agreement and other Transaction Documents to which it is a party;

     (e) Such proper financing statements (Form UCC-1), to be filed and naming each Originator as debtor, the applicable Buyer secured party and Administrator as assignee of such Buyer with respect to the Receivables and Related Assets generated by such Originator or other, similar instruments or documents, as may be necessary or, in Catalog Seller's opinion, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect Catalog Seller's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership interest may be assigned to it hereunder;

     (f) A written search report to Catalog Seller listing all effective financing statements that name an Originator as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection (e) above, together with copies of such financing statements (none of which (except for those described in the foregoing subsection (e) and those to be released within ten days of the Initial Funding Date as described in Section 6.10 hereof) shall cover any Receivable or any right related to any Receivable that is of the type described in Section 2.1) which is to be sold to Catalog Seller hereunder, and tax and judgment lien search reports from a Person satisfactory to Catalog Seller or showing no evidence of such liens filed against the Originators; and

     (g) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to Catalog Seller's satisfaction.

                                   ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES OF ORIGINATOR

     In order to induce Catalog Seller to enter into this Agreement and to make purchases hereunder, each Originator hereby makes the representations and warranties set forth in this Article VI as of the Initial Funding Date and each other date when Accounts are added to the Included Portfolio pursuant to Section 2.3.

     Section 6.1 Organization and Good Standing. Such Originator is validly existing as a corporation in good standing under the laws of Delaware, and had at all relevant times, and now has all necessary power, authority, and legal right to acquire and own the Receivables to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     Section 6.2 Due Qualification. Such Originator is duly qualified to do business and is in good standing (or is exempt from such requirement), and has obtained all necessary licenses and approvals in all jurisdictions in which failure to so qualify or obtain such licenses or approvals would have an Originator Material Adverse Effect.

     Section 6.3 Power and Authority; Due Authorization. Such Originator has (a) all necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party, as seller, and (ii) to generate, own, sell and assign the Receivables on the terms and subject to the conditions herein and therein provided and (b) duly authorized such execution and delivery and such sale and assignment and the performance of such obligations by all necessary corporate action.

     Section 6.4 Enforceability. This Agreement constitutes, and each other Transaction Document to be executed by such Originator, when duly executed and delivered will constitute, a legal, valid and binding obligation of such Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     Section 6.5 No Conflict. The execution and delivery of this Agreement and each other Transaction Document to which such Originator is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such Originator is a party or by which it or any of its properties are bound.

     Section 6.6 No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which such Originator is a party, and the fulfillment of the terms hereof or thereof, will not violate in any material respect any Requirements of Law applicable to such Originator.

     Section 6.7 No Proceedings. There are no proceedings pending or, to the best knowledge of such Originator, threatened against such Originator before any Governmental Authority (a) asserting the invalidity of this Agreement or any other Transaction Document to which such Originator is a party, (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which such Originator is a party,
(c) seeking any determination or ruling that, in the reasonable judgment of such Originator, could reasonably be expected to have an Originator Material Adverse Effect or (d) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document to which such Originator is a party.

     Section 6.8 All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof, have been obtained.

     Section 6.9 Investment Company Act. Such Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 6.10 Quality of Title. Immediately prior to the transfer thereof to Catalog Seller, each Receivable, together with any Related Rights with respect thereto, is owned by such Originator free and clear of any Lien (other than any Lien arising solely as the result of any action taken by Catalog Seller (or any assignee thereof) or by the Administrator); when such Originator makes a transfer hereunder to Catalog Seller, Catalog Seller shall have acquired and shall at all times thereafter continuously maintain a valid and perfected first priority security interest in each Receivable, and each Related Right with respect thereto, free and clear of any Lien (other than any Lien arising solely as the result of any action taken by Catalog Seller (or any assignee thereof) or by the Administrator); and no financing statement or other instrument similar in effect naming such Originator as debtor or seller covering any Receivable, or any other Related Right is on file in any recording office except (i) financing statements evidencing Liens released on the Initial Funding Date, which financing statements will be terminated within ten days after the Initial Funding Date and (ii) such as may be filed in favor of Catalog Seller in accordance with this Agreement or in connection with any Lien arising solely as the result of any action taken by Catalog Seller (or any assignee thereof) or the Administrator.

     Section 6.11 Accuracy of Information. All written information provided by such Originator to Catalog Seller or the Administrator in connection with the Transaction Documents is accurate in all material respects as of the date so provided, except as otherwise disclosed to Catalog Seller and the Administrator at such time.

     Section 6.12 Accounts. Such Originator has maintained the Accounts in material compliance with the Credit and Collection Policy and has complied in all material respects with its obligations under the Contracts.

                                  ARTICLE VII
                            COVENANTS OF ORIGINATORS

     Section 7.1 Covenants. From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator:

     (a) UCC Matters. Shall not change its name, identity, corporate structure or state of registration in any manner that would (i) make any financing statement or continuation statement filed in accordance with this Agreement "seriously misleading" within the meaning of Section 9-506, 9-507 or 9-508 of the UCC or any other applicable provisions of the UCC or (ii) change the location of such Originator for purposes of Section 9-307 of the UCC, unless it shall have given to Catalog Seller and the Administrator at least thirty (30) days' prior written notice thereof and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) necessary or advisable in the reasonable opinion of Catalog Seller or the Administrator to amend all previously filed financing statements or continuation statements, or to file appropriate new financing statements.

     (b) Preservation of Corporate Existence. Covenants and agrees to maintain at all times its corporate existence, all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any right, privilege or franchise (a) that such Originator determines, in its reasonable, good faith business judgment, is no longer necessary or desirable in the conduct of its business, and (b) the loss of which will not adversely affect the rights of Catalog Seller or its assignees or have an Originator Material Adverse Effect.

     (c) Access to Information. Covenants and agrees to permit Catalog Seller, the Servicer, the Administrator or any of their respective agents or representatives, during regular business hours and upon at least two Business Days' prior notice (A) to examine all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Originator relating to Receivables, including, without limitation, the related Accounts and Contracts and other agreements, and (B) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (A); provided, however, that, unless a Liquidation Event is continuing, no more than one such review shall be conducted during each fiscal year of Servicer and such review shall be conducted concurrently with any review to be conducted during such fiscal year with respect to the other Originators.

     Without limiting the foregoing, such Originator shall cause the Bank Agent to agree that the Catalog Seller and the Administrative Agent may have reasonable access to any books and records of such Originator, and to use any equipment (including data processing equipment) of such Originator, that may be in the possession or control of the Bank Agent or the Bank Lenders during reasonable business hours and at their own expense, but without any obligation to pay rent or compensation to such Originator, the Bank Agent or the Bank Lenders, to the extent necessary to service and collect upon the Receivables and Related Rights.

     Unless otherwise agreed by the parties hereto, any information obtained by Catalog Seller, the Servicer, the Administrator or their agents or representatives pursuant to this Section 7.1(c) shall be held in confidence by such Persons unless and to the extent such information (i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding or (iii) is required by any Requirement of Law. In the case of any disclosure permitted by clause (ii) or (iii), Catalog Seller, the Servicer or the Administrator, as applicable, shall use commercially reasonable efforts to (x) provide such Originator with advance notice of any such disclosure and (y) cooperate with such Originator in limiting the extent or effect of any such disclosure.

     (d) Sales, Liens, Etc. Except as otherwise provided herein, such Originator shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Receivable or Related Rights or any interest therein.

     (e) Performance. Parent Originator shall cause each Sub-Originator to comply with its obligations under this Agreement for the benefit of Catalog Seller and its assigns.

     Section 7.2 Reporting Requirements. From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless Catalog Seller and the Administrator shall otherwise consent in writing, furnish to Catalog Seller, the Servicer and the Administrator:

     (a) Liquidation Events. As soon as possible and in any event within five Business Days after the occurrence of any Liquidation Event and any Unmatured Liquidation Event pertaining to such Originator, the Receivables transferred hereunder by such Originator or the Related Rights with respect thereto, a notice of each Liquidation Event or Unmatured Liquidation Event;

     (b) Litigation. As soon as possible and in any event within three Business Days of such Originator's knowledge thereof, notice of (i) any litigation, investigation or proceeding which could have an Originator Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation; and

     (c) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise of such Originator that Catalog Seller or the Administrator may from time to time reasonably request in order to protect the interests of Catalog Seller or its assigns.

                                  ARTICLE VIII
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

     Section 8.1 Rights of Catalog Seller. Each Originator hereby authorizes Catalog Seller and the Servicer or their respective designees to take any and all steps in such Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, endorsing such Originator's name on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

     Section 8.2 Responsibilities of Originators. Anything herein to the contrary notwithstanding:

     (a) Collection Procedures. Each Originator agrees to direct its respective Obligors in the billing statements to make payments of Receivables directly to a Lockbox Account as Catalog Seller (or the Administrator, as its assignee) shall specify in accordance with any applicable requirements of the Receivables Purchase Agreement. Each Originator further agrees to transfer any Collections that it receives (including, without limitation, in-store and headquarters payments) to Servicer, or as directed by Servicer in accordance with the Receivables Purchase Agreement, within two Business Days of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for Catalog Seller; Parent Originator agrees to pay all Deemed Collections payable pursuant to Section 4.4 or 4.5; provided that, notwithstanding anything to the contrary set forth therein, if requested by Catalog Seller, the Servicer or the Administrator during the continuance of a Liquidation Event, Parent Originator shall pay such Deemed Collections to the Servicer for deposit to the Collection Account on the second Business Day following the day on which they arise.

     (b) Each Originator hereby grants to Catalog Seller and Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Originator all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by Catalog Seller or its assigns (whether or not from such Originator) in connection with any Receivable.

     Section 8.3 Further Action Evidencing Purchases. Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that Catalog Seller, the Servicer or either of their designees may reasonably request in order to perfect, protect or more fully evidence the Receivables (and the Related Rights) purchased by Catalog Seller hereunder, or to enable Catalog Seller, the Servicer or either of their designees to exercise or enforce any of their rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of Catalog Seller, the Servicer or either of their designees, each Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

     Section 8.4 Additional Financing Statements. Each Originator hereby authorizes Catalog Seller, the Servicer or either of their designees to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables (and the Related Rights) now existing or hereafter generated by such Originator. If an Originator fails to perform any of its agreements or obligations under this Agreement, Catalog Seller, the Servicer or one of their designees may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of Catalog Seller, the Servicer, or either of their designees incurred in connection therewith shall be payable by such Originator as provided in Section 10.6.

     Section 8.5 Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to an Originator shall, except as otherwise specified by such Obligor, as required by the underlying Contract or law or unless the Administrator instructs otherwise, be applied, first, as a Collection of any Receivable or Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest of such Receivable and, second, to any other indebtedness of such Obligor.

                                   ARTICLE IX
                                 INDEMNIFICATION

     Section 9.1 Indemnities by Originators. (a) Without limiting any other rights which Catalog Seller may have hereunder or under applicable law, Parent Originator hereby agrees to indemnify Catalog Seller and each of its successors, transferees, participants and assigns, each of their Affiliates, and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each a "Purchase and Sale Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Purchase and Sale Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to this Agreement, the Stock Purchase Agreement or the transactions contemplated thereby, or the ownership or funding of any Receivable and Related Rights, excluding, however, all Excluded Amounts.

     (b) Without limiting any other rights which Catalog Seller may have hereunder or under applicable law, each Sub-Originator hereby agrees to indemnify each Purchase and Sale Indemnified Party, forthwith upon demand, from and against any and all Purchase and Sale Indemnified Amounts awarded against or incurred by any of them arising out of such Sub-Originator's failure to perform its obligations under this Agreement or such Sub-Originator's breach of representation or warranty under this Agreement, excluding, however, all Excluded Amounts.

     (c) Procedure. In order for a Purchase and Sale Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim made by any Person against the Purchase and Sale Indemnified Party (a "Third Party

Claim"), such Purchase and Sale Indemnified Party must notify Parent Originator in writing of the Third Party Claim within a reasonable time after receipt by such Purchase and Sale Indemnified Party of written notice of the Third Party Claim unless Parent Originator shall have previously obtained actual knowledge thereof. Thereafter, the Purchase and Sale Indemnified Party shall deliver to Parent Originator, within a reasonable time after the Purchase and Sale Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Purchase and Sale Indemnified Party relating to the Third Party Claim.

     (d) Defense of Claims. If a Third Party Claim is made against a Purchase and Sale Indemnified Party, (a) Parent Originator will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by Parent Originator; provided that, in connection with such assumption (i) such counsel is not reasonably objected to by the Purchase and Sale Indemnified Party, (ii) no material conflict of interest shall exist in relation to such Third Party Claim between such Purchase and Sale Indemnified Party and Parent Originator, and (iii) Parent Originator, first admits in writing its liability to indemnify the Purchase and Sale Indemnified Party with respect to all elements of such claim in full to the extent such claim is valid. Should Originator so elect to assume the defense of a Third Party Claim, the Originators will not be liable to the Purchase and Sale Indemnified Party for any legal expenses subsequently incurred by the Purchase and Sale Indemnified Party in connection with the defense thereof. If Parent Originator elects to assume the defense of a Third Party Claim, the Purchase and Sale Indemnified Party will (i) cooperate in all reasonable respects with the Originators in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without prior written consent Parent Originator and any Sub-Originator that may be liable with respect to such Third Party Claim. If Parent Originator shall assume the defense of any Third Party Claim, the Purchase and Sale Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If Parent Originator does not assume the defense of any such Third Party Claim, the Purchase and Sale Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving prompt notice of such terms to Parent Originator and any other Originator that may be liable for such Third Party Claim, and Parent Originator and such Sub-Originator will promptly reimburse the Purchase and Sale Indemnified Party upon written request. Anything contained in this Agreement to the contrary notwithstanding, Parent Originator shall not be entitled to assume the defense of any part of a Third Party Claim that seeks an order, injunction or other equitable relief or relief for other than money damages against the Purchase and Sale Indemnified Party.

                                    ARTICLE X
                                  MISCELLANEOUS

     Section 10.1 Amendments, etc.

     (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Originators, Catalog Seller, the Administrator and the Servicer.

     (b) No failure or delay on the part of Catalog Seller, Servicer, an Originator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Catalog Seller, Servicer, or an Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Catalog Seller or Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     Section 10.2 Notices, etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth on Schedule A hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     Section 10.3 No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 10.4 Binding Effect; Assignability. (a) This Agreement shall be binding upon and inure to the benefit of Catalog Seller, the Originators and their respective successors and permitted assigns. No Originator may assign its rights hereunder or any interest herein without the prior consent of Catalog Seller, the Administrator and the Servicer. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Purchase and Sale Termination Date on which each Originator has received payment in full for all Receivables and Related Rights conveyed pursuant to Section 2.1 hereof.

     (b) The rights and remedies with respect to any breach of any representation and warranty made by the Originators pursuant to Article VI, the indemnification and payment provisions of Article IX and Section 10.6, and
Section 10.12 shall be continuing and shall survive any termination of this Agreement.

     Section 10.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF CATALOG SELLER IN THE RECEIVABLES IS GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     Section 10.6 Costs, Expenses and Taxes. In addition to the obligations of Originators under Article IX and subject to any limitations agreed to in writing by any Affected Party prior to the date hereof:

     (a) Parent Originator agrees to pay on demand (i) all reasonable costs and expenses in connection with the enforcement of this Agreement and the other Transaction Documents; and (ii) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees; and

     (b) each Sub-Originator agrees to pay on demand all reasonable costs and expenses in connection with the enforcement of the Agreement against it.

     Section 10.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; AND (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     Section 10.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     Section 10.9 Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     Section 10.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     Section 10.11 Acknowledgment and Agreement. By execution below, each Originator expressly acknowledges and agrees that all of Catalog Seller's rights, title, and interests in, to, and under this Agreement shall be assigned by Catalog Seller to CR LLC pursuant to the Second Tier Agreement and such Originator consents to such assignment. Each Originator also acknowledges and agrees that CR LLC shall subsequently assign all of its rights, title, and interests in, to, and under the Second Tier Agreement to the Administrator on behalf of Sheffield, pursuant to the Receivables Purchase Agreement. Each of the parties hereto acknowledges and agrees that (i) CR LLC, the Administrator and Sheffield are third party beneficiaries of the rights of Catalog Seller arising hereunder and under the other Transaction Documents to which such Originator is a party as seller and
(ii) the Administrator shall be entitled to direct Catalog Seller with respect to the exercise of Catalog Seller's rights and remedies hereunder, or to exercise such rights and remedies directly, in each case subject to and in accordance with the terms of the Receivables Purchase Agreement.

     Section 10.12 No Proceedings.

     (a) Each Originator hereby agrees that it will not institute against Purchaser, or join any other Person in instituting against Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit any Originator's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than an Originator.

     (b) Each Originator hereby agrees that it will not institute against Catalog Seller or CR LLC, or join any other Person in instituting against Catalog Seller or CR LLC, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) prior to the date which is one year and one day after Final Payout Date. The foregoing shall not limit the right of any Originator to take any action with respect to any insolvency proceeding that was instituted by a Person other than an Originator.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           CATALOG SELLER LLC


                           By:________________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________


                           CROSSTOWN TRADERS, INC.


                           By:________________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________


                           SPIRIT OF AMERICA, INC., as Servicer


                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________



                           ARIZONA MAIL ORDER COMPANY, INC.


                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________



                           BEDFORD FAIR APPAREL, INC.


                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________

                           LM&B CATALOG, INC.

                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________



                           MONTEREY BAY CLOTHING COMPANY, INC.

                           By: _______________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________

                                   Schedule A

                              Addresses for Notices

For each of the Originators, Spirit of America, Inc. and Catalog Seller LLC:

c/o Fashion Service Corp.
450 Winks Lane
Bensalem, PA 19020
Attention:  Kirk R. Simme
Telephone:  (215) 638-6722
Telecopy:  (215) 633-4734

with a copy to:
--------------
450 Winks Lane
Bensalem, Pennsylvania 19020
Attention:  Legal Department
Telephone:  (215) 638-6954
Telecopy:  (215) 638-6919

                                    EXHIBIT A

                             Form of Purchase Report

               In such form as Parent Originator and Catalog Seller agree; to be provided prior to Initial Funding Date
























                                    Exh A-1

                                    EXHIBIT B

                            Form of Joinder Agreement

                                  [     ], 200_

         Reference is made to that First Tier Purchase and Sale Agreement dated as of June 2, 2005 (as amended, supplemented, restated or otherwise modified, the "First Tier Agreement") among Catalog Seller LLC, Spirit Of America, Inc., Crosstown Traders, Inc. ("Parent Originator"), and certain subsidiaries of Parent Originator. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Tier Agreement.

         Pursuant to Section 2.3 of the First Tier Agreement,
_____________________ (the "New Sub-Originator) hereby agrees to become, effective on __________________, 200_ (the "Effective Date"), a "Sub-Originator" under the First Tier Agreement.

         By executing and delivering this Joinder Agreement, the New Sub-Originator confirms to and agrees with each other party to the First Tier Agreement that (i) it is a Subsidiary of the Parent-Originator, (ii) it has the organizational power to, and is duly authorized to, enter into this Joinder Agreement and the First Tier Agreement, (iii) it hereby makes as of the date hereof all representations made by a Sub-Originator in the First Tier Agreement,
(iv) on and after the Effective Date, it will be bound by the First Tier Agreement as a Sub-Originator and (v) it will perform in accordance with the terms and conditions of the First Tier Agreement all of the obligations of a Sub-Originator.

         This Joinder Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.













                                    Exh B-1

         IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     [________________________]


                                     By:_____________________________________
                                     Name:
                                     Title:

Acknowledged and consented by



SPIRIT OF AMERICA, INC.



By:______________________________
Name:
Title:


CROSSTOWN TRADERS, INC.



By:______________________________
Name:
Title:
















                                    Exh B-2

                                    Exhibit D



                                   SECOND TIER

                           PURCHASE AND SALE AGREEMENT


                            Dated as of June 2, 2005


                                      among


                               CATALOG SELLER LLC,
                                   as seller,


                            CATALOG RECEIVABLES LLC,
                                  as purchaser


                                       and


                            SPIRIT OF AMERICA, INC.,
                                   as Servicer

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I   DEFINITIONS........................................................1

ARTICLE II  AGREEMENT TO PURCHASE AND SELL.....................................3

     2.1.     Agreement to Purchase and Sell...................................3

     2.2.     Additional Account Receivables...................................4

     2.3.     Additional Included Portfolios...................................4

ARTICLE III CALCULATION OF PURCHASE PRICE......................................4

     3.1.     Calculation of Purchase Price....................................4

ARTICLE IV  PAYMENT OF PURCHASE PRICE..........................................5

     4.1.     Purchase Price Payment...........................................5

     4.2.     No Recourse or Assumption of Obligations.........................6

     4.3.     Recordkeeping....................................................6

     4.4.     Settlement as to Specific Receivables............................6

     4.5.     Settlement as to Dilution........................................6

     4.6.     Reconveyance of Receivables......................................7

     4.7.     Loans by CR LLC to Transferor....................................7

ARTICLE V   CONDITIONS OF PURCHASES............................................7

     5.1.     Conditions Precedent to Initial Purchase.........................7

ARTICLE VI  REPRESENTATIONS AND WARRANTIES OF CS SELLER........................8

     6.1.     Organization and Good Standing...................................8

     6.2.     Due Qualification................................................8

     6.3.     Power and Authority; Due Authorization...........................8

     6.4.     Enforceability...................................................9

     6.5.     No Conflict......................................................9

     6.6.     No Violation.....................................................9

     6.7.     No Proceedings...................................................9

     6.8.     All Consents Required............................................9

     6.9.     Investment Company Act...........................................9

     6.10.    Quality of Title.................................................9

     6.11.    Accuracy of Information.........................................10

     6.12.    Accounts........................................................10

                                TABLE OF CONTENTS
                                  (Continued)
                                                                            Page

ARTICLE VII COVENANTS OF TRANSFEROR...........................................10

     7.1.     Covenants.......................................................10

     7.2.     Reporting Requirements..........................................11

ARTICLE VIIIADDITIONAL RIGHTS AND OBLIGATIONS IN..............................11

     8.1.     Rights of CR LLC................................................11

     8.2.     Responsibilities of Transferor..................................12

     8.3.     Further Action Evidencing Purchases.............................12

     8.4.     Additional Financing Statements.................................12

     8.5.     Application of Collections......................................12

ARTICLE IX  INDEMNIFICATION...................................................13

     9.1.     Indemnities by Transferor.......................................13

ARTICLE X   MISCELLANEOUS.....................................................14

     10.1.    Amendments, etc.................................................14

     10.2.    Notices, etc....................................................14

     10.3.    No Waiver; Cumulative Remedies..................................14

     10.4.    Binding Effect; Assignability...................................14

     10.5.    Governing Law...................................................15

     10.6.    Costs, Expenses and Taxes.......................................15

     10.7.    Submission to Jurisdiction......................................15

     10.8.    Waiver of Jury Trial............................................15

     10.9.    Captions and Cross References; Incorporation by Reference.......16

     10.10.   Execution in Counterparts.......................................16

     10.11.   Acknowledgment and Agreement....................................16

     10.12.   No Proceedings..................................................16

SCHEDULE A - Addresses for Notices

EXHIBIT A - Form of Purchase Report

                     SECOND TIER PURCHASE AND SALE AGREEMENT

     THIS SECOND TIER PURCHASE AND SALE AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of June 2, 2005, is among CATALOG SELLER LLC, a Delaware limited liability company ("Transferor"), as seller, and CATALOG RECEIVABLES LLC, a Delaware limited liability company ( "CR LLC"), as purchaser, and SPIRIT OF AMERICA, INC., a Delaware corporation ("Spirit"), as servicer (in such capacity, the "Servicer") pursuant to the Receivables Purchase Agreement (as defined below).

                                   Background

     A.CR LLC is a Delaware limited liability company, the sole equity member of which is Fashion Service Corp., a Delaware corporation.

     B.In order to finance its business, Transferor wishes to sell Receivables and Related Rights to CR LLC, and CR LLC is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables and Related Rights from Transferor.

     C.In order to finance its purchases of Receivables and Related Rights hereunder, CR LLC intends to sell an undivided beneficial interest in such Receivables and rights related thereto to Sheffield Receivables Corporation, a Delaware corporation ("Sheffield"), pursuant to the Receivables Purchase Agreement.

     D.Spirit will provide services as Servicer pursuant to the Receivables Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Unless otherwise defined herein, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A to the Amended and Restated Receivables Purchase Agreement, dated June 2, 2005 (as amended, supplemented or otherwise modified, the "Receivables Purchase Agreement"), among the Servicer, CR LLC, as seller, Sheffield, as purchaser, and Barclays Bank PLC, a public limited company organized under the laws of England and Wales ("Barclays"), as administrator for Sheffield (in such capacity, the "Administrator"). The following terms have the respective meanings indicated herein below:

     "Addition Cut-Off Date" means, as to the Accounts in any portfolio that becomes an Included Portfolio after the Initial Cut-Off Date, the date specified by Parent Originator to Transferor pursuant to the First Tier Agreement.

     "Addition Date" means, as to any Automatic Additional Account, the date on which such account is created or otherwise becomes an Automatic Additional Account.

     "Additional Account" means (i) each revolving charge account included in an Included Portfolio designated after the Initial Funding Date pursuant to Section
2.3 of the First Tier Agreement, and (ii) each Automatic Additional Account.

     "Additional Account Receivables" shall have the meaning assigned to such term in Section 2.2 hereof.

     "Automatic Additional Account" means, pursuant to the First Tier Agreement, each revolving charge account in any Included Portfolio that is established pursuant to a Contract coming into existence after (a) the Initial Cut-Off Date (in the case of an Included Portfolio existing as of the Initial Cut-Off Date) or (b) the Addition Cut-Off Date relating to the first Addition Date on which receivables from accounts in the applicable portfolio are transferred by Parent Originator to Transferor (in the case of any other Included Portfolio) and, in either case, prior to the Automatic Addition Termination Date for the related portfolio.

     "Automatic Addition Termination Date" shall have the meaning assigned to such term in Section 2.2 hereof.

     "Deemed Collection" means amounts payable by Transferor pursuant to Section
4.4 or 4.5.

     "Ineligible Purchased Receivable" means a Receivable purchased hereunder that is not an Eligible Receivable as of the date such Receivable was purchased by CR LLC.

     "Initial Accounts" means each revolving charge account existing in the Included Portfolios as of the Initial Cut-Off Date.

     "Initial Cut-Off Date" means May 25, 2005 or such other date as to which Parent Originator and Transferor may agree in writing pursuant to the First Tier Agreement.

     "Initial Funding Date" means June 2, 2005 or another date mutually agreed between Transferor and CR LLC.

     "Purchase and Sale Indemnified Amounts" shall have the meaning assigned to such term in Section 9.1 hereof.

     "Purchase and Sale Indemnified Party" shall have the meaning assigned to such term in Section 9.1 hereof.

     "Purchase and Sale Termination Date" shall be the Final Payout Date under the Receivables Purchase Agreement or such later date as shall be agreed in writing among Transferor, CR LLC and the Servicer.

     "Purchase Facility" shall have the meaning assigned to such term in Section
2.1 hereof.

     "Purchase Price" shall have the meaning assigned to such term in Section 3.1(a) hereof.

     "Purchase Report" shall have the meaning assigned to such term in Section 3.1(b) hereof.

     "Related Rights" shall have the meaning assigned to such term in Section
2.1 hereof.

     "Transferor Material Adverse Effect" means, with respect to any event or circumstance, a material adverse effect on:

          (i) the ability of Transferor to perform its obligations under this Agreement or any other Transaction Document to which Transferor is a party;

          (ii) the validity, enforceability as against Transferor of this Agreement or any other Transaction Document to which Transferor is a party or a Receivables, the Accounts or the related Contracts in each case taken as a whole; or

          (iii) the status, existence, perfection, priority or enforceability of CR LLC's interest in a material portion of the Receivables assets described in Section 2.1.

                                   ARTICLE II
                         AGREEMENT TO PURCHASE AND SELL

     Section 2.1. Agreement to Purchase and Sell. On the terms and subject to the conditions set forth in this Agreement (including Article V), and in consideration of the Purchase Price, Transferor agrees to sell, assign and transfer, and does hereby sell, assign and transfer to CR LLC, and CR LLC agrees to purchase, and does hereby purchase, from Transferor, all of Transferor's right, title and interest in and to:

          (a) all Receivables transferred to Transferor from the Parent Originator pursuant to Section 2.1 of the First Tier Agreement.

          (b) all rights to, but not the obligations under, related Contracts and Related Security with respect to such Receivables;

          (c) all Collections with respect to such Receivables, Contracts and Related Security;

          (d) all rights of Transferor under the First Tier Agreement;

          (e) all books and records related to any of the foregoing; and

          (f) all proceeds of the foregoing (as defined in the UCC) received on or after the date hereof including, without limitation, all funds which either are received by Transferor or the Servicer from or on behalf of the Obligors in payment of any amounts owed in respect of Receivables, or are applied to such amounts owed by the Obligors (the proceeds and rights described in subsections (b), (c), (d), (e) and (f) of this Section 2.1 being collectively called the "Related Rights"); provided, that, the Related Rights shall not include any interests in any returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Receivable.

          All purchases hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of Transferor, in its capacity as seller, set forth in each Transaction Document. CR LLC's foregoing commitment to purchase such Receivables and the Related Rights is herein called the "Purchase Facility".

     It is the intention of the parties hereto that each conveyance of Receivables and Related Rights hereunder shall constitute a sale, which sale is absolute and irrevocable and provides CR LLC with the full benefits of ownership of the Receivables and Related Rights. If, notwithstanding such intention, any sale by Transferor of Receivables or Related Rights hereunder shall be characterized as a secured loan or such sale for shall any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purposes and without being in derogation of the parties' intention that the sale of Receivables and Related Rights hereunder shall constitute a true sale, Transferor hereby grants to CR LLC a security interest in all of Transferor's right, title and interest to and under all Receivables which are now or hereafter arising, all Related Rights with respect thereto and all Collections and other proceeds thereof to secure the prompt and complete payment of a loan deemed to have been made in the amount equal to the Purchase Price of Receivables transferred to CR LLC hereunder. In respect thereof, CR LLC and its assigns shall have all rights and remedies provided to a secured creditor under the UCC and other applicable law which rights and remedies shall be cumulative.

     Section 2.2. Additional Account Receivables. Automatic Additional Accounts shall be included as Accounts from and after the date upon which they are created, and all Receivables in Automatic Additional Accounts, whether such Receivables are then existing or thereafter created ("Additional Account Receivables"), will be transferred automatically to Transferor from Parent Originator upon their creation by, or transfer to, the Parent Originator pursuant to the First Tier Agreement. Upon such transfer from the Parent Originator to the Transferor of any Additional Account Receivables, such Receivables shall be automatically transferred to CR LLC by the Transferor.

     Section 2.3. Additional Included Portfolios. Parent Originator may from time to time designate additional portfolios of accounts to be "Included Portfolios" which are of similar customer profile and product profile and which were originated using similar underwriting criteria as other Accounts currently arising in the Included Portfolio; provided, that Parent Originator shall have provided Transferor, CR LLC, Servicer, the Administrator and Moody's not less than five (5) Business Days' notice prior to such designation and such designation is not reasonably expected to cause a Material Adverse Effect.

                                  ARTICLE III
                          CALCULATION OF PURCHASE PRICE

     Section 3.1. Calculation of Purchase Price. (a) On the terms and subject to the conditions set forth in this Agreement, CR LLC agrees to make all Purchase Price payments to Transferor in accordance with Article IV. The "Purchase Price" (to be paid to Transferor in accordance with the terms of Article IV) for the Receivables conveyed on any day, and the Related Rights with respect thereto, shall be the aggregate principal amount of such Receivables (without giving effect to any discounting).

     (b) On the Initial Funding Date and on each Report Date, Servicer shall deliver to CR LLC and Transferor a report, in form and substance satisfactory to CR LLC and Transferor (each such report being herein called a "Purchase Report", which is substantially in the form of Exhibit A), which report shall describe the purchases of Receivables by CR LLC from Transferor that occurred during the preceding Due Period (or, in the case of the Initial Funding Date, on such date), and the other amounts paid or to be payable with respect to such Due Period pursuant to Article III hereof.

                                   ARTICLE IV
                            PAYMENT OF PURCHASE PRICE

     Section 4.1. Purchase Price Payment. (a) On the Initial Funding Date, CR LLC shall pay Transferor the Purchase Price for the Receivables sold to CR LLC on the Initial Funding Date.

     (b) On each Business Day after the Initial Funding Date, CR LLC and Transferor shall settle as to the Purchase Price for Receivables and Related Rights conveyed since the preceding Business Day. Amounts paid to Transferor on such day shall be applied as follows:

          first, as a payment of interest on outstanding deferred Purchase Price, calculated as provided in subsection (c), with respect to the related (or any earlier) period;

          second, as a payment of the remaining Purchase Price for Receivables conveyed since the preceding Business Day and the Related Rights with respect thereto;

          third, as a payment of deferred Purchase Price for Receivables conveyed during any prior period and the Related Rights with respect thereto; and

          fourth, if Transferor and CR LLC so agree, as a loan by CR LLC to Transferor, on the terms described in Section 4.7.

     (c) Any portion of the Purchase Price for Receivables and Related Rights conveyed on any day that is not paid under priority second above shall be treated as deferred Purchase Price and shall be payable from time to time as provided in subsection (b). CR LLC shall pay interest on the deferred Purchase Price outstanding from time to time under this Agreement at a variable rate per annum equal to the rate of interest published in the Wall Street Journal as the "Federal Funds" rate plus 1.0% per annum as of the last Business Day of the most recent Due Period. Such interest shall be computed on the basis of the actual number of days elapsed and a 365-day year and shall be paid as provided in subsection (b).

     For administrative convenience, interest on such deferred Purchase Price and interest on any loans from CR LLC to Transferor described in Section 4.7 shall be calculated on the following basis. On each Settlement Date, CR LLC and Transferor shall determine whether, after giving effect to subsection (b), any deferred Purchase Price was outstanding during the related (or any earlier) Due Period and whether there was any loan outstanding from CR LLC to Transferor during such Due Period. Any such outstanding deferred Purchase Price or outstanding loan is referred to below as an "Intercompany Balance". CR LLC and Transferor will then determine the average of the outstanding Intercompany Balances for each day during that Due Period, treating any deferred Purchase Price as a positive number and any loan as a negative number for purposes of this calculation. If such average is a positive number, then the amount of deferred Purchase Price outstanding on each day during the related Due Period shall be deemed (solely for purposes of calculating interest) to have equaled such positive number (and the amount of loans outstanding on each day during such Due Period shall be deemed to have been zero). Conversely, if such average is a negative number, then the principal amount of the loan outstanding on each day during the related Due Period shall be deemed (solely for purposes of calculating interest) to have equaled the absolute value of such negative number (and the amount of deferred Purchase Price outstanding on each day during such Due Period shall be deemed to have been zero).

     Section 4.2. No Recourse or Assumption of Obligations. (a) Except as specifically provided in this Agreement, the contribution, purchase and sale of Receivables under this Agreement shall be without recourse to Transferor. Transferor and CR LLC intend the transactions hereunder to constitute true sales of Receivables by Transferor to CR LLC, providing CR LLC with the full risks and benefits of ownership of the Receivables (such that the Receivables would not be property of Transferor's estate upon the occurrence of an Event of Bankruptcy with respect to Transferor).

     (b) CR LLC shall not have any obligation or liability with respect to any Receivable, nor shall CR LLC have any obligation or liability to any Obligor or other customer or client of Transferor (including any obligation to perform any of the obligations of Transferor under any Receivable).

     Section 4.3. Recordkeeping. Servicer shall make all appropriate record keeping entries with respect to the deferred Purchase Price to reflect payments by CR LLC thereon and Servicer's books and records shall constitute rebuttable presumptive evidence of all accrued and unpaid deferred Purchase Price and interest thereon.

     Section 4.4. Settlement as to Specific Receivables. Subject to Section 8.2(a) hereof, if an officer of Transferor obtains knowledge or receives notice from CR LLC, the Servicer or the Administrator that (a) on the day that any Receivable purchased hereunder was purchased by CR LLC any of the representations or warranties set forth in Section 6.10 was not true with respect to such Receivable, or such Receivable was an Ineligible Purchased Receivable or (b) as a result of any action or inaction of Transferor, on any day any of the representations or warranties set forth in Section 6.10 is no longer true with respect to a Receivable, then Transferor forthwith shall reduce the Purchase Price with respect to Receivables that arose on the day on which Transferor obtained knowledge or notice of such event, an amount equal to the unpaid amount of such Receivable; provided, however, that if there have been no purchases of Receivables (or insufficiently large purchases of Receivables to create a Purchase Price large enough to so reduce by the amount of such net reduction) from Transferor on such day, any amount owed by which the Purchase Price payable to Transferor would have been reduced pursuant to the immediately preceding clause of this sentence shall be paid on or prior to the following Settlement Date in immediately available funds deposited in such account as CR LLC may specify in writing to CR LLC from time to time; provided, further, that if Transferor thereafter receives payment on account of Collections due with respect to such Receivable, Transferor promptly shall deliver such funds to CR LLC.

     Section 4.5. Settlement as to Dilution. Each Purchase Report shall include, in respect of the Receivables previously transferred to CR LLC by Transferor, a calculation of the aggregate net reduction in the aggregate unpaid amount of such Receivables owed by particular Obligors on account of any defective, rejected or returned merchandise or services, any cash discount, or any incorrect billings, other adjustments, or setoffs in respect of any claims by the Obligor(s) thereof against Transferor or any of its Affiliates (other than CR LLC) (whether such claims arise out of the same or a related or unrelated transaction), or any rebate or refund during the most recent month. Subject to Section 8.2(a) hereof, the Purchase Price to be paid to Transferor for the Receivables transferred to Transferor from the Parent Originator on such day on which such Purchase Report is delivered shall be decreased by the amount of such net reduction; provided, however, that if there have been no purchases of Receivables (or insufficiently large purchases of Receivables to create a Purchase Price large enough to so reduce by the amount of such net reduction) from Transferor on such day, any amount owed by which the Purchase Price payable to Transferor would have been reduced pursuant to the immediately preceding clause of this sentence shall be paid on or prior to the following Settlement Date in immediately available funds deposited in such account as CR LLC may specify in writing to Transferor from time to time.

Section 4.6. Reconveyance of Receivables. In the event that Transferor has paid to CR LLC the full unpaid amount of any Receivable pursuant to Section 4.4 or 4.5, CR LLC shall reconvey such Receivable (and the Contracts and Related Security with respect thereto) to Transferor, without representation or warranty, but free and clear of all liens created by CR LLC.

Section 4.7. Loans by CR LLC to Transferor. CR LLC may make loans to
Transferor from time to time if so agreed between such parties and to the extent that CR LLC has funds available for that purpose after satisfying its obligations under this Agreement and the Receivables Purchase Agreement. Any such loan shall be payable upon demand (and may be prepaid without penalty or premium) and shall bear interest at such rate as CR LLC and Transferor shall from time to time agree.

                                   ARTICLE V
                             CONDITIONS OF PURCHASES

     Section 5.1. Conditions Precedent to Initial Purchase. The initial purchase hereunder is subject to the condition precedent that CR LLC shall have received, on or before the Initial Funding Date, the following, each (unless otherwise indicated) dated such date and each in form and substance satisfactory to CR
LLC:

          (a) A certified copy of the resolutions of the Board of Directors of Transferor authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party;

          (b) A certified copy of the limited liability company agreement of Transferor;

          (c) A good standing certificate for Transferor issued as of a recent date by the Delaware Secretary of State;

          (d) A certificate of the Secretary or an Assistant Secretary of Transferor certifying the names of its officer or officers authorized to sign this Agreement and other Transaction Documents to which it is a party;

          (e) Such proper financing statements (Form UCC-1), to be filed and naming Transferor as the assignor and CR LLC as the assignee (and Administrator as assignee of CR LLC) of the Receivables or other, similar instruments or documents, as may be necessary or, in CR LLC's opinion, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect CR LLC's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership interest may be assigned to it hereunder;

          (f) A written search report to CR LLC listing all effective financing statements that name Transferor as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection (e) above, together with copies of such financing statements (none of which (except for those described in the foregoing subsection (e)) shall cover any Receivable or any right related to any Receivable that is of the type described in Section 2.1) which is to be sold to CR LLC hereunder, and tax and judgment lien search reports from a Person satisfactory to CR LLC or showing no evidence of such liens filed against Transferor; and

          (g) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to CR LLC's satisfaction.

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF CS SELLER

     In order to induce CR LLC to enter into this Agreement and to make purchases hereunder, Transferor, in its capacity as seller under this Agreement, hereby makes the representations and warranties set forth in this Article VI as of the Initial Funding Date and each other date when Accounts are added to the Included Portfolio pursuant to Section 2.3.

     Section 6.1. Organization and Good Standing. Transferor is validly existing as a limited liability company in good standing under the laws of Delaware, and had at all relevant times, and now has all necessary power, authority, and legal right to acquire and own the Receivables to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     Section 6.2. Due Qualification. Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement), and has obtained all necessary licenses and approvals in all jurisdictions in which failure to so qualify or obtain such licenses or approvals would have a Transferor Material Adverse Effect.

     Section 6.3. Power and Authority; Due Authorization. Transferor has (a) all necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party, as seller, and (ii) to generate, own, sell and assign the Receivables on the terms and subject to the conditions herein and therein provided and (b) duly authorized such execution and delivery and such sale and assignment and the performance of such obligations by all necessary limited liability company action.

     Section 6.4. Enforceability. This Agreement constitutes, and each other Transaction Document to be executed by Transferor, when duly executed and delivered will constitute, a legal, valid and binding obligation of Transferor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     Section 6.5. No Conflict. The execution and delivery of this Agreement and each other Transaction Document to which Transferor is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which Transferor is a party or by which it or any of its properties are bound.

     Section 6.6. No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which Transferor is a party, and the fulfillment of the terms hereof or thereof, will not violate in any material respect any Requirements of Law applicable to Transferor.

     Section 6.7. No Proceedings. There are no proceedings pending or, to the best knowledge of Transferor, threatened against Transferor before any Governmental Authority (a) asserting the invalidity of this Agreement or any other Transaction Document to which Transferor is a party, (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which Transferor is a party, (c) seeking any determination or ruling that, in the reasonable judgment of Transferor, could reasonably be expected to have a Transferor Material Adverse Effect or (d) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document to which Transferor is a party.

     Section 6.8. All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by Transferor of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof, have been obtained.

     Section 6.9. Investment Company Act. Transferor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 6.10. Quality of Title. Immediately prior to the transfer thereof to CR LLC, each Receivable, together with any Related Rights with respect thereto, is owned by Transferor free and clear of any Lien (other than any Lien arising solely as the result of any action taken by CR LLC (or any assignee thereof) or by the Administrator); when Transferor makes a transfer hereunder to CR LLC, CR LLC shall have acquired and shall at all times thereafter continuously maintain a valid and perfected first priority security interest in each Receivable, and each Related Right with respect thereto, free and clear of any Lien (other than any Lien arising solely as the result of any action taken by CR LLC (or any assignee thereof) or by the Administrator); and no financing statement or other instrument similar in effect naming Transferor as debtor or seller covering any Receivable, or any other Related Right is on file in any recording office except such as may be filed in favor of CR LLC in accordance with this Agreement or in connection with any Lien arising solely as the result of any action taken by CR LLC (or any assignee thereof) or the Administrator.

     Section 6.11. Accuracy of Information. All written information provided by Transferor to CR LLC or the Administrator in connection with the Transaction Documents is accurate in all material respects as of the date so provided, except as otherwise disclosed to CR LLC and the Administrator at such time.

     Section 6.12. Accounts. Transferor has maintained the Accounts in material compliance with the Credit and Collection Policy and has complied in all material respects with its obligations under the Contracts.

                                   ARTICLE VII
                             COVENANTS OF TRANSFEROR

     Section 7.1. Covenants. From the date hereof until the first day following the Purchase and Sale Termination Date, Transferor:

          (a) UCC Matters. Shall not change its name, identity, corporate structure or state of registration in any manner that would (i) make any financing statement or continuation statement filed in accordance with this Agreement "seriously misleading" within the meaning of Section 9-506, 9-507 or 9-508 of the UCC or any other applicable provisions of the UCC or (ii) change the location of Transferor for purposes of Section 9-307 of the UCC, unless it shall have given to CR LLC and the Administrator at least thirty
     (30) days' prior written notice thereof and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) necessary or advisable in the reasonable opinion of CR LLC or the Administrator to amend all previously filed financing statements or continuation statements, or to file appropriate new financing statements.

          (b) Preservation of Corporate Existence. Covenants and agrees to maintain at all times its corporate existence, all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any right, privilege or franchise (a) that Transferor determines, in its reasonable, good faith business judgment, is no longer necessary or desirable in the conduct of its business, and (b) the loss of which will not adversely affect the rights of CR LLC or its assignees or have a Transferor Material Adverse Effect.

          (c) Access to Information. Covenants and agrees to permit CR LLC, the Servicer, the Administrator or any of their respective agents or representatives, during regular business hours and upon at least two Business Days' prior notice (A) to examine all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Transferor relating to Receivables, including, without limitation, the related Accounts and Contracts and other agreements, and (B) to visit the offices and properties of Transferor for the purpose of examining such materials described in clause (A); provided, however, that, unless a Liquidation Event is continuing, no more than one such review shall be conducted during each fiscal year of Servicer.

Unless otherwise agreed by the parties hereto, any information obtained by CR LLC, the Servicer, the Administrator or their agents or representatives pursuant to this Section 7.1(c) shall be held in confidence by such Persons unless and to the extent such information (i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding or (iii) is required by any Requirement of Law. In the case of any disclosure permitted by clause (ii) or (iii), CR LLC, the Servicer or the Administrator, as applicable, shall use commercially reasonable efforts to (x) provide Transferor with advance notice of any such disclosure and (y) cooperate with Transferor in limiting the extent or effect of any such disclosure.

     (a) Sales, Liens, Etc. Except as otherwise provided herein, Transferor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Receivable or Related Rights or any interest therein.

     Section 7.2. Reporting Requirements. From the date hereof until the first day following the Purchase and Sale Termination Date, Transferor will, unless CR LLC and the Administrator shall otherwise consent in writing, furnish to CR LLC, the Servicer and the Administrator:

          (a) Liquidation Events. As soon as possible and in any event within five Business Days after the occurrence of any Liquidation Event and any Unmatured Liquidation Event pertaining to Transferor, the Receivables or the Related Rights, a notice of each Liquidation Event or Unmatured Liquidation Event;

          (b) Litigation. As soon as possible and in any event within three Business Days of Transferor's knowledge thereof, notice of (i) any litigation, investigation or proceeding which could have a Transferor Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation; and

          (c) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise of Transferor that CR LLC or the Administrator may from time to time reasonably request in order to protect the interests of CR LLC or its assigns.

                                  ARTICLE VIII
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

     Section 8.1. Rights of CR LLC. Transferor hereby authorizes CR LLC and the Servicer or their respective designees to take any and all steps in Transferor's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, endorsing Transferor's name on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

     Section 8.2. Responsibilities of Transferor. Anything herein to the contrary notwithstanding:

          (a) Collection Procedures. Transferor agrees to direct its respective Obligors in the billing statements to make payments of Receivables directly to a Lockbox Account as CR LLC (or the Administrator, as its assignee) shall specify in accordance with any applicable requirements of the Receivables Purchase Agreement. Transferor further agrees to transfer any Collections that it receives directly to Servicer, or as directed by Servicer in accordance with the Receivables Purchase Agreement, within two Business Days of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for CR LLC; Transferor agrees to pay all Deemed Collections payable pursuant to Section 4.4 or 4.5; provided that, notwithstanding anything to the contrary set forth therein, if requested by CR LLC, the Servicer or the Administrator during the continuance of a Liquidation Event, Transferor shall pay such Deemed Collections to the Servicer for deposit to the Collection Account on the second Business Day following the day on which they arise.

          (b) Transferor hereby grants to CR LLC and to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Transferor all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Transferor or transmitted or received by CR LLC or its assigns (whether or not from Transferor) in connection with any Receivable.

     Section 8.3. Further Action Evidencing Purchases. Transferor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that CR LLC, the Servicer or either of their designees may reasonably request in order to perfect, protect or more fully evidence the Receivables (and the Related Rights) purchased by CR LLC hereunder, or to enable CR LLC, the Servicer or either of their designees to exercise or enforce any of their rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of CR LLC, the Servicer or either of their designees, Transferor will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

     Section 8.4. Additional Financing Statements. Transferor hereby authorizes CR LLC, the Servicer or either of their designees to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables (and the Related Rights) now existing or hereafter generated by Transferor. If Transferor fails to perform any of its agreements or obligations under this Agreement, CR LLC, the Servicer or one of their designees may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of CR LLC, the Servicer, or either of their designees incurred in connection therewith shall be payable by Transferor as provided in Section 10.6.

     Section 8.5. Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to Transferor shall, except as otherwise specified by such Obligor, as required by the underlying Contract or law or unless the Administrator instructs otherwise, be applied, first, as a Collection of any Receivable or Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest of such Receivable and, second, to any other indebtedness of such Obligor.

                                   ARTICLE IX
                                 INDEMNIFICATION

     Section 9.1. Indemnities by Transferor. (a) Without limiting any other rights which CR LLC may have hereunder or under applicable law, Transferor hereby agrees to indemnify CR LLC and each of its successors, transferees, participants and assigns, each of their Affiliates, and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each a "Purchase and Sale Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Purchase and Sale Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to this Agreement, the Stock Purchase Agreement or the transactions contemplated thereby, or the ownership or funding of any Receivable and Related Rights, excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence, breach of contract or willful misconduct on the part of any Purchase and Sale Indemnified Party, (ii) recourse (except as otherwise specifically provided in this Agreement) for any Receivable that is not paid as a result of credit related issues, or (iii) any tax based upon or measured by net income.

     (b) Procedure. In order for a Purchase and Sale Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim made by any Person against the Purchase and Sale Indemnified Party (a "Third Party Claim"), such Purchase and Sale Indemnified Party must notify Transferor in writing of the Third Party Claim within a reasonable time after receipt by such Purchase and Sale Indemnified Party of written notice of the Third Party Claim unless Transferor shall have previously obtained actual knowledge thereof. Thereafter, the Purchase and Sale Indemnified Party shall deliver to Transferor, within a reasonable time after the Purchase and Sale Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Purchase and Sale Indemnified Party relating to the Third Party Claim.

     (c) Defense of Claims. If a Third Party Claim is made against a Purchase and Sale Indemnified Party, (a) Transferor will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by Transferor; provided that, in connection with such assumption (i) such counsel is not reasonably objected to by the Purchase and Sale Indemnified Party, (ii) no material conflict of interest shall exist in relation to such Third Party Claim between such Purchase and Sale Indemnified Party and Transferor, and (iii) Transferor, first admits in writing its liability to indemnify the Purchase and Sale Indemnified Party with respect to all elements of such claim in full to the extent such claim is valid. Should Transferor so elect to assume the defense of a Third Party Claim, Transferor will not be liable to the Purchase and Sale Indemnified Party for any legal expenses subsequently incurred by the Purchase and Sale Indemnified Party in connection with the defense thereof. If Transferor elects to assume the defense of a Third Party Claim, the Purchase and Sale Indemnified Party will (i) cooperate in all reasonable respects with Transferor in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without Transferor's prior written consent, as the case may be. If Transferor shall assume the defense of any Third Party Claim, the Purchase and Sale Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If

Transferor does not assume the defense of any such Third Party Claim, the Purchase and Sale Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving prompt notice to Transferor of such terms and, Transferor will promptly reimburse the Purchase and Sale Indemnified Party upon written request. Anything contained in this Agreement to the contrary notwithstanding, Transferor shall not be entitled to assume the defense of any part of a Third Party Claim that seeks an order, injunction or other equitable relief or relief for other than money damages against the Purchase and Sale Indemnified Party.

                                   ARTICLE X
                                  MISCELLANEOUS

     Section 10.1. Amendments, etc.

          (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Transferor, CR LLC, the Administrator and the Servicer.

          (b) No failure or delay on the part of CR LLC, Servicer, Transferor or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on CR LLC, Servicer, or Transferor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by CR LLC or Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     Section 10.2. Notices, etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth on Schedule A or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     Section 10.3. No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 10.4. Binding Effect; Assignability. (a) This Agreement shall be binding upon and inure to the benefit of CR LLC, Transferor and their respective successors and permitted assigns. Transferor may not assign its rights hereunder or any interest herein without the prior consent of CR LLC, the Administrator and the Servicer. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Purchase and Sale Termination Date on which Transferor has received payment in full for all Receivables and Related Rights conveyed pursuant to Section 2.1 hereof.

          (b) The rights and remedies with respect to any breach of any representation and warranty made by Transferor pursuant to Article VI, the indemnification and payment provisions of Article IX and Section 10.6, and
     Section 10.12 shall be continuing and shall survive any termination of this Agreement.

     Section 10.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF CR LLC IN THE RECEIVABLES IS GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     Section 10.6. Costs, Expenses and Taxes. In addition to the obligations of Transferor under Article IX and subject to any limitations agreed to in writing by any Affected Party prior to the date hereof, Transferor agrees to pay on demand:

          (a) all reasonable costs and expenses in connection with the enforcement of this Agreement and the other Transaction Documents executed by Transferor as seller; and

          (b) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     Section 10.7. Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; AND (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     Section 10.8. Waiver of Jury Trial. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     Section 10.9. Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     Section 10.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     Section 10.11. Acknowledgment and Agreement. By execution below, Transferor expressly acknowledges and agrees that all of CR LLC's rights, title, and interests in, to, and under this Agreement shall be assigned by CR LLC to the Administrator on behalf of Sheffield pursuant to the Receivables Purchase Agreement and Transferor consents to such assignment. Each of the parties hereto acknowledges and agrees that (i) the Administrator and Sheffield are third party beneficiaries of the rights of CR LLC arising hereunder and under the other Transaction Documents to which Transferor is a party as seller and (ii) the Administrator shall be entitled to direct CR LLC with respect to the exercise of CR LLC's rights and remedies hereunder, or to exercise such rights and remedies directly, in each case subject to and in accordance with the terms of the Receivables Purchase Agreement.

     Section 10.12. No Proceedings.

     (a) Transferor hereby agrees that it will not institute against Sheffield or join any other Person in instituting against Sheffield, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by Sheffield shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit Transferor's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than Transferor.

     (b) Transferor hereby agrees that it will not institute against CR LLC, or join any other Person in instituting against CR LLC, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) prior to the date which is one year and one day after Final Payout Date. The foregoing shall not limit the right of Transferor to take any action with respect to any insolvency proceeding that was instituted by a Person other than Transferor.


                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             CATALOG RECEIVABLES LLC


                             By:______________________________________________
                             Name:____________________________________________
                             Title:___________________________________________



                             SPIRIT OF AMERICA, INC., as Servicer


                             By:______________________________________________
                             Name:____________________________________________
                             Title:___________________________________________



                             CATALOG SELLER LLC


                             By:______________________________________________
                             Name:____________________________________________
                             Title:

                                   SCHEDULE A

                              Addresses for Notices

        For each of Catalog Receivables LLC, Spirit of America, Inc. and
                              Catalog Seller LLC:

c/o Fashion Service Corp.
450 Winks Lane
Bensalem, Pennsylvania 19020
Attention: Kirk R. Simme
Telephone: (215) 638-6722
Telecopy: (215) 633-4734

with a copy to:
450 Winks Lane
Bensalem, Pennsylvania 19020
Attention: Legal Department
Telephone: (215) 638-6954
Telecopy: (215) 638-6919

























                                     Sch-A

                                    EXHIBIT A

                             Form of Purchase Report

               In such form as Transferor and CR LLC agree; to be
                     provided prior to Initial Funding Date































                                      A-1